UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report February 28, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	NCDIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	NIMEX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCIX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	NLPIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLIGX
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

Nuveen Growth Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

These Funds are part of the Nuveen Large Cap Equity Series and feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at Nuveen Asset Management, is portfolio manager for all of the Funds. For the Nuveen Equity Long/Short Fund, Anthony R. Burger, CFA, and Scott M. Tonneson, CFA, serve as portfolio managers along with Mr. Doll. Mr. Burger is the director of quantitative equity research and a portfolio manager and Mr. Tonneson is a co-portfolio manager and the lead fundamental research analyst for the Nuveen Large Cap Equity Series.

On the following pages, the management team discusses key investment strategies and the Funds’ performance during the six-month reporting period ended February 28, 2015.

How did the Funds perform during the six-month reporting period ended February 28, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 28, 2015. The Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period ended February 28, 2015 and how did these strategies influence performance?

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks, benefiting in particular from an underweight position in the energy sector. Energy was the worst performing sector in the Russell 1000® Index by a significant margin during the reporting period, down more than 19%. The Fund’s preference for higher momentum stocks (those that have recently performed well) also helped its return as these stocks tended to outperform during the reporting period. In addition, stock selection was particularly strong in the health care sector.

Generally speaking, health care stocks performed very well during this reporting period with the sector posting the strongest returns within the index. The Fund’s top-performing stocks were found in the health care sector, led by a trio of health insurers. Managed health care company UnitedHealth Group Inc. outperformed during the reporting period, benefiting from better-than-expected third quarter results driven by favorable medical loss ratios (MLRs) and strength from its OptumHealth division. In addition, UnitedHealth gave upbeat guidance in early December for continued earnings growth and contained cost trends. Also, Anthem Inc. continued to execute well with solid growth from its commercial offerings, recording favorable MLR and earnings growth. In addition, diversified health care benefits firm Aetna Inc. outperformed. The company benefited from recording favorable MLRs from its government segment, strong health care premium growth and generally upbeat guidance from company management.

While the Fund experienced strong performance during the reporting period, it did have several areas that detracted from performance. Results were hindered by an underweight to the consumer staples sector, which was one of the strongest performing sectors. Also, our preference for stocks with higher earnings variation hurt performance as the market rotated away from these stocks. In addition, stock selection within the consumer discretionary sector detracted from performance during the reporting period.

In consumer discretionary, a position in global mass media company Viacom Inc., owner of a range of entertainment producers such as Paramount Pictures, MTV, VH1, Nickelodeon, Comedy Central and BET, continued to weigh on results. The company’s television divisions have been negatively affected by the changing habits of viewers who are shifting toward online programming sources, creating challenging advertising and ratings trends. In an effort to improve efficiencies in the changing business climate, Viacom announced a major restructuring during the reporting period that included staff downsizing and increased emphasis on original programming. Also, telecommunications firm CenturyLink Inc. was an underperformer for the Fund. Its shares fell following the release of disappointing fourth-quarter results that missed the mark in terms of both earnings and revenue. At the same time, guidance from management surrounding plans for organizational changes to help improve results caused investors to take a step back and reset near-term expectations for the stock. Shares of hardware and services company Hewlett-Packard Co. were also under pressure late in the reporting period. After multiple quarters of strong results in terms of earnings and cash flows, Hewlett-Packard’s CEO announced fourth quarter earnings results that showed greater-than-expected headwinds from foreign currency impact (i.e., the strong dollar). The CEO also detailed the anticipated costs for the massive restructuring that will separate the firm’s printing and personal computer divisions from its hardware and services areas into two companies. Both pieces of news surprised investors and caused Hewlett-Packard’s stock price to pull back.

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend paying equity securities. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that pay dividends, have the potential to increase their dividends, and that exhibit improving business fundamentals, strong management, identifiable catalysts and

6	Nuveen Investments

attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks, benefiting in particular from an underweight position in the energy sector. Energy was the worst performing sector in the Russell 1000® Index by a significant margin during the reporting period, down more than 19%. An overweight position in the outperforming consumer discretionary sector also helped. In addition, the Fund’s preference for smaller sized names within the index boosted returns as the market favored these stocks after they underperformed larger caps earlier in 2014.

In terms of individual contributors, the Fund benefited from an underweight position in Texas-based Denbury Resources Inc., an independent oil and gas exploration and production (E&P) company, for much of the reporting period. The company’s shares have fallen more than 50% since mid-2014 and significantly underperformed the overall energy sector and the oil and gas industry. Denbury’s performance has been closely correlated to the price drop of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After its shares fell, we initiated a position in Denbury and posted a gain in the stock during the reporting period. In the consumer staples area, the Fund benefited from a position in tobacco giant Altria Group, Inc. The company’s strong fundamental story continued as it maintained a dominant position in the cigarette market, broadly gaining share versus its peers. Altria also remained committed to returning capital to shareholders via both dividend increases and stock buybacks. In health care, the Fund’s performance was positively affected by an underweight position in Merck & Co., which underperformed within the pharmaceutical sector. Merck has had some near term setbacks in its research and development portfolio.

While the Fund experienced strong performance, it did have several areas that detracted. Our emphasis on stocks with higher dividend yields was a drag on results. Also, an underweight position in health care, the strongest performing sector in the Russell 1000® Index, as well as security selection in the industrials sector detracted.

The most significant laggard in industrials was a position in leading machinery and engine manufacturer Caterpillar Inc. On the heels of more optimistic comments from company management in October regarding construction and mining equipment spending, Caterpillar surprised investors during its fourth quarter earnings report with a much more subdued outlook for 2015. The company cited the dramatic decline in oil prices as the culprit for weakness in potential capital spending on its machinery. Also, regional telecommunications services provider Windstream Holdings, Inc. underperformed. Earlier in 2014, Windstream’s stock price was rewarded handsomely after the company announced plans to convert its telecom distribution assets into a separately traded real estate investment trust (REIT). However, this reporting period brought out several unwelcome surprises as the company’s board decided to remove the current CEO and announced changes to the original REIT restructure plans. Shares of Cabot Corp., a global specialty chemicals and performance materials company, were also under pressure. Among its many rubber and specialty products, Cabot provides key ingredients to the gas exploration & production (E&P) industry. Company management guided toward lower volumes in 2015 as declining oil prices are likely to cause Cabot’s customers to manage their inventories down.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund outperformed its benchmarks as it benefited from a net short position in energy, which was the worst performing sector in the Russell 1000® Index. A preference for higher momentum stocks (those that have recently performed well) also contributed favorably to results. Additionally, an underweight to high growth stocks boosted returns because these stocks tended to underperform.

Generally speaking, health care stocks performed very well during this reporting period with the sector posting the strongest returns within the index. The Fund’s top-performing long position was multi-line health care company Centene Corp., which primarily provides services to government-sponsored health care programs, focusing on the rising number of under-insured and uninsured individuals. Centene benefited from solid membership growth driven in part by a recently approved Medicaid expansion in Indiana. The company also announced the acquisition of Agate Resources with the expected immediate accretion to earnings per share (EPS), while offering upbeat guidance with multiple new contracts lined up for 2015 to help revenue and earnings growth. In the information technology sector, shares of video game developer and distributor Electronic Arts Inc. also performed well. Several drivers came to fruition as the company’s new CEO focused on discontinuing less profitable video games and expanding the reach of more popular games, ultimately leading to the stronger financials that Electronic Arts exhibited. The company is also benefiting from the increasing shift toward the digital delivery of games, which should meaningfully raise its gross margins and free cash flow.

The Fund was also rewarded for a successful short position in Seadrill Ltd., a company highly levered to the price of crude oil. Shares of this offshore oil and gas exploration company fell dramatically due to the combination of being closely tied to the decline in crude oil prices and the company’s announcement to suspend its dividend to focus on debt reduction. With signs of declining rig counts combined with a higher level of financial leverage, a number of sell-side firms downgraded Seadrill. Also, shares of Tahoe Resources Inc., a development-stage silver company, fell sharply during the reporting period. The company’s earnings are directly tied to the price of silver; therefore, the significant decline in the price of this precious metal in turn negatively impacted Tahoe’s earnings and operations.

While the Fund experienced solid performance during the reporting period, it did have several areas that detracted from performance. An underweight position and security selection in consumer staples, the second strongest performing sector in the Russell 1000® Index, detracted from performance. Also, our emphasis on stocks with more volatility hurt returns as investors favored more stable and defensive names.

Several long holdings with exposure to slumping oil prices, United States Steel Corp. and SandRidge Energy Inc., weighed on performance during the reporting period. United States Steel is one of the largest U.S.-based integrated steel mill manufacturers, producing flat sheet carbon steel and tubular products in the U.S., Canada and Europe. The company’s high degree of exposure to the crude oil market is due to its role as the leading producer of drill pipes that are used in deep wells for exploration & production (E&P) activities. Despite reporting stronger-than-expected production growth during the third quarter, SandRidge Energy announced increases to both its capital expenditure plans and its debt financing facility, which seemed to make investors cautious. All of this, combined with the steep drop in crude oil during the reporting period, weighed heavily on its stock price.

A short position in analog semiconductor developer Avago Technologies Limited negatively affected the Fund’s performance. Avago’s shares advanced during the reporting period as the company continued to be one of the many suppliers to benefit from the success of Apple’s dominant position in the smartphone and tablet markets. The company also announced the acquisition of Emulex Corporation, which was applauded by investors due to the expected immediate synergies as well as the addition of a fiber channel that offers attractive margins for its enterprise storage portfolio of offerings. A short position within the biotechnology area of the health care sector was also a significant detractor to the Fund’s relative performance. Shares of Intercept Pharmaceuticals Inc. rose dramatically after the company announced that a government-sponsored study evaluating one of its liver treatment medications was stopped early for efficacy, suggesting the compound had an impact on arresting liver fibrosis in a disease that could be a $1 billion opportunity.

8	Nuveen Investments

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund outperformed its benchmarks as it benefited from a net short position in energy, which was the worst performing sector in the Russell 1000® Index by a significant margin. Also, an underweight to high growth stocks contributed favorably to results as these stocks underperformed, while a tilt away from stocks with more volatility helped returns because investors favored more stable and defensive names.

The Fund experienced strong relative performance, led by a long position in Lowe’s Companies, one of the world’s largest home improvement retailers. Its shares hit a 52-week high as the company’s sales were boosted significantly by the recovery in the U.S. economy and housing market. Lowe’s posted better-than-expected third quarter Fiscal 2014 results as it saw success from some of its recent initiatives, including enhancing the customer shopping experience, merchandising transformation, e-commerce and on-line tools, and the closure of underperforming stores. Also, in the information technology sector, shares of video game developer and distributor Electronic Arts Inc. performed well. Several drivers came to fruition as the company’s new CEO focused on discontinuing less profitable video games and expanding the reach of more popular games, ultimately leading to the stronger financials that Electronic Arts exhibited. The company is also benefiting from the increasing shift toward the digital delivery of games, which should meaningfully raise its gross margins and free cash flow.

The Fund held a successful short position in Stratasys Ltd., a manufacturer of 3D printers and production systems for rapid prototyping and digital manufacturing solutions. In early February, shares of Stratasys fell significantly after the company announced disappointing growth for its MakerBot division of 3D print offerings. Management guided investors to expect increased investment plans over the next few years to support new product development and sales efforts. Also, a short position in engineering and construction company McDermott International Inc., which is highly levered to the price of oil, proved beneficial over this reporting period. As the price of oil declined, the demand for the engineering services that McDermott offers to energy companies was expected to decline. Accordingly, sell-side analysts revised down earnings estimates and price targets, which weighed on the stock price.

While the Fund experienced strong performance, it did have several areas that detracted from performance. A net long position in financials was a drag on results as that sector underperformed the overall return of the Russell 1000® Index. Also, our emphasis on stocks with higher dividend yields detracted from results as these stocks generally underperformed.

Several long holdings with exposure to slumping oil prices, SandRidge Energy Inc. and Denbury Resources Inc., weighed on performance. Despite reporting stronger-than-expected production growth during the third quarter, SandRidge Energy announced increases to both its capital expenditure plans and its debt financing facility, which appeared to make investors cautious. All of this, combined with the steep drop in crude oil during the reporting period, weighed heavily on its stock price. Shares of Texas-based independent oil and gas exploration & production (E&P) company Denbury Resources Inc. also declined for much of the reporting period and

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

significantly underperformed the overall energy sector and the oil and gas industry. Denbury’s performance has been closely correlated to the price drop of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales.

The most significant laggard in terms of short positions was technology company Palo Alto Networks Inc., which provides a comprehensive suite approach to software security systems for enterprises, covering desktop, wireless and tablet devices. The company benefited as it gained market share and became the top-of-mind choice for software security. Due to the growing number of attacks on enterprise data, security was the number one concern listed by CIOs in a recent survey, which also provided a boost to Palo Alto’s shares. A short position within the biotechnology area of the health care sector was also a detractor to the Fund’s relative performance. Shares of Intercept Pharmaceuticals Inc. rose dramatically after the company announced that a government-sponsored study evaluating one of its liver treatment medications was stopped early for efficacy, suggesting the compound had an impact on arresting liver fibrosis in a disease that could be a $1 billion opportunity.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select growth-oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks, benefiting in particular from an underweight position in the energy sector. Energy was the worst performing sector in the Russell 1000® Growth Index by a significant margin during the reporting period, down more than 22%. The Fund’s tilt away from stocks with more volatility also helped returns as investors favored more stable and defensive names. In addition, stock selection was particularly strong in the health care sector.

Outperformance in health care was led by a position in ophthalmic and specialty drug developer Allergan Inc. The company has a strong cash position and fundamentals, a lack of outstanding debt and the willingness to acquire strategic assets to go along with sustainable organic revenue growth. Throughout the reporting period, Allergan was a takeover target and its shares advanced. In November 2014, Allergan agreed to a $66 billion deal with Actavis plc. Also, home improvement retailer Home Depot Inc. was a top performer during the reporting period. Its shares had reached an all-time high by late February 2015 as the company’s sales were boosted significantly by the recovery in the U.S. economy and housing market. Home Depot posted impressive earnings per share growth and expanding profit margins in 2014 as its CEO continued this turnaround story by boosting productivity via technology, improving store designs and expanding services. In addition, shares of soft drink manufacturer and distributor Dr. Pepper Snapple Group Inc. experienced strong performance during the reporting period. Throughout the second half of 2014, Dr. Pepper executed well in both its carbonated and non-carbonated beverage segments as volumes grew slightly, but margins expanded from favorable input costs. Company management also delivered on its pledge to return capital to shareholders by raising its dividend and expanding its stock buyback program.

While the Fund experienced strong performance during the reporting period, it did have several individual holdings that detracted from performance. In the materials sector, specialty chemical manufacturer Albemarle Corp. underperformed. Investors reset earning expectations for the coming quarters after Albemarle’s profitable bromine chemical segment experienced negative volume growth. In addition, the company announced that it would fund the acquisition of Rockwood Holdings, Inc. with off-shore sources and take an upfront tax expense. Shares of clothing and accessories retailer Gap Inc., which operates under brands such as Gap, Old Navy, Banana Republic and Athleta, were also under pressure. Investors took a step back to re-evaluate Gap’s investment thesis after the

10	Nuveen Investments

company announced in early October that its CEO was retiring, while its sales outlook for the coming months was lower than expected. Despite these setbacks, the stock recovered a good portion of those losses in the following months as the new CEO chose to initially focus on operational efficiencies. In addition, shares of cable network Discovery Communications Inc. underperformed. Television networks such as Discovery have been negatively affected by the changing viewing habits of Americans, who have been rapidly shifting from broadcast TV to subscription-based streaming services. As a result, Discovery reported declining ratings and advertising revenues from its U.S. business in the fourth quarter of 2014. At the same time, the company is seeing rising operating expenses as a result of increased content and production costs.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks, benefiting from an underweight position in energy and an overweight position in consumer discretionary. Energy was the worst performing sector in the Russell 1000® Index by a significant margin during the reporting period, down more than 19%, whereas consumer discretionary was one of the strongest. The Fund’s preference for smaller sized names within the index boosted returns as the market favored these stocks after they underperformed larger caps earlier in 2014. Additionally, stock selection in aggregate was strong in the health care sector.

In terms of individual contributors, the Fund benefited from an underweight position in oil and natural gas exploration & production (E&P) company SandRidge Energy Inc. for much of the reporting period. Despite reporting stronger-than-expected production growth during the third quarter, SandRidge Energy announced increases to both its capital expenditure plans and its debt financing facility, which seemed to make investors cautious. These factors, combined with the steep drop in crude oil, weighed heavily on its stock price. However, after its shares fell significantly, we initiated a position in SandRidge Energy and posted a gain in the stock during the reporting period. The Fund also experienced strong performance from a position in Lowe’s Companies, one of the world’s largest home improvement retailers. Its shares hit a 52-week high as the company’s sales were boosted significantly by the recovery in the U.S. economy and housing market. Lowe’s posted better-than-expected third-quarter Fiscal 2014 results as it saw success from some of its recent initiatives, including enhancing the customer shopping experience, merchandising transformation, e-commerce and on-line tools, and the closure of underperforming stores. In addition, Booz Allen Hamilton Holding Corp., one of America’s largest security contractors, outperformed during the reporting period. The company continued to demonstrate strong execution in terms of providing services to intelligence, defense and civilian agencies and gaining market share during both up and down government budget cycles. Adding to investors’ confidence, Booz Allen Hamilton recently raised its quarterly dividend and continued to return capital to shareholders with stock buybacks.

While the Fund experienced solid performance, it did have several areas that detracted from performance. An underweight stance in consumer staples hindered results because the sector was the second strongest performing area within the Russell 1000® Index during the reporting period. Also, the Fund’s emphasis on stocks with higher volatility hurt returns as investors favored more stable and defensive names.

In terms of individual laggards, a position in regional telecommunications services provider Windstream Holdings, Inc. underperformed. Earlier in 2014, Windstream’s stock price was rewarded handsomely after the company announced plans to convert its telecom distribution assets into a separately traded real estate investment trust (REIT). However, this reporting period brought out

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

several unwelcome surprises as the company’s board decided to remove the current CEO and announced changes to the original REIT restructure plans. Also, the Fund was hindered by a position in Milwaukee-based Joy Global, Inc., a manufacturer and servicer of heavy duty equipment used in the mining industry. The company’s shares fell after its first quarter operating results missed in terms of both revenue and profits due to declining sales and bookings. Joy Global’s management also warned of more pain going forward until demand improves in the mining industry. In addition, a position in United States Steel Corp., which has exposure to slumping oil prices, weighed on performance. United States Steel is one of the largest U.S.-based integrated steel mill manufacturers, producing flat sheet carbon steel and tubular products in the U.S., Canada and Europe. The company’s high degree of exposure to the crude oil market is due to its role as the leading producer of drill pipes that are used in deep wells for E&P activities.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long 130% market value versus short 30% market value); however, the long and short positions will vary in size as market conditions change. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks, benefiting in particular from an underweight position in the energy sector. Energy was the worst performing sector in the Russell 1000® Index by a significant margin during the reporting period, down more than 19%. The Fund’s underweight in high growth stocks contributed favorably to results as these stocks underperformed more value-oriented names. Also, the Fund’s preference for higher momentum stocks (those that have recently performed well) helped its return. In addition, stock selection was particularly strong in the health care sector.

The Fund’s long position in Apple Inc. performed well as the stock rebounded from a difficult year in 2013. Investors appeared to have renewed interest in Apple after the company announced a 7-for-1 stock split and released new products including two iPhone 6 models, a new mobile wallet service called Apple Pay and the Apple Watch. The Fund also experienced strong performance from a long position in Lowe’s Companies, one of the world’s largest home improvement retailers. Its shares hit a 52-week high as the company’s sales were boosted significantly by the recovery in the U.S. economy and housing market. Lowe’s posted better-than-expected third-quarter Fiscal 2014 results as it saw success from some of its recent initiatives, including enhancing the customer shopping experience, merchandising transformation, e-commerce and on-line tools, and the closure of underperforming stores.

The Fund benefited from a successful short position in Seadrill Ltd., a company highly levered to the price of crude oil. Shares of this offshore oil and gas exploration company fell dramatically due to the combination of being closely tied to the decline in crude oil prices and the company’s announcement to suspend its dividend to focus on debt reduction. With signs of declining rig counts combined with a higher level of financial leverage, a number of sell-side firms downgraded Seadrill. The Fund was also rewarded for a successful short position in Stratasys Ltd., a manufacturer of 3D printers and production systems for rapid prototyping and digital manufacturing solutions. In early February, shares of Stratasys fell significantly after the company announced disappointing growth for its MakerBot division of 3D print offerings. Management guided investors to expect increased investment plans over the next few years to support new product development and sales efforts.

While the Fund experienced favorable performance, it did have several areas that detracted from performance. Overall, performance was hindered by an underweight to the consumer staples sector, which was one of the strongest performing sectors in the index. Also, our emphasis on stocks with higher volatility hurt returns as investors favored more stable and defensive names.

12	Nuveen Investments

In terms of individual detractors, a long position in regional telecommunications services provider Windstream Holdings, Inc. underperformed. Earlier in 2014, Windstream’s stock price was rewarded handsomely after the company announced plans to convert its telecom distribution assets into a separately traded real estate investment trust (REIT). However, this reporting period brought out several unwelcome surprises as the company’s board decided to remove the current CEO and announced changes to the original REIT restructure plans. A second long position that has exposure to slumping oil prices, oil and natural gas exploration & production (E&P) company SandRidge Energy Inc., weighed on performance during the reporting period. Despite reporting stronger-than-expected production growth during the third quarter, SandRidge Energy announced increases to both its capital expenditure plans and its debt financing facility, which seemed to make investors cautious. These factors, combined with the steep drop in crude oil, weighed heavily on its stock price.

Several of the Fund’s short positions, including Avago Technologies Limited and Netflix Inc., proved particularly challenging during the reporting period. Shares of analog semiconductor developer Avago Technologies advanced strongly as the company continued to be one of the many suppliers to benefit from the success of Apple’s dominant position in the smartphone and tablet markets. Avago Technologies also announced the acquisition of Emulex Corporation, which was applauded by investors due to the expected immediate synergies as well as the addition of a fiber channel that offers attractive margins for its enterprise storage portfolio of offerings. After dropping sharply in the final months of 2014, shares of Netflix jumped back to hit an all-time high near the end of the reporting period. This provider of on-demand Internet streaming media beat earnings estimates in the fourth quarter, driven by stronger-than-expected international expansion particularly in Europe. Netflix added more than 4.3 million new subscribers in the fourth quarter and is on track to hit the 60 million mark globally in the first half of 2015. The company also benefited from its hit show “House of Cards” as it moves toward original programming creation.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index, but outperformed the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund slightly outperformed its Lipper peers, benefiting in particular from an underweight position in the energy sector. Energy was the worst performing sector in the Russell 1000® Growth Index by a significant margin during the reporting period, down more than 22%. Also, we generally tilted away from stocks with more currency sensitivity and higher growth names in the Fund, which helped performance as these stocks underperformed.

The Fund benefited from not owning a position in a fairly large index component: Schlumberger Limited. Shares of Schlumberger, the largest oilfield services company in the U.S., declined fairly steadily. In the face of nose-diving oil prices and falling capital expenditures by exploration & production (E&P) companies, Schlumberger’s management announced that it would reduce the size of its fleet assets and take a large write-down in the fourth quarter. The Fund also experienced strong performance from a position in Lowe’s Companies, one of the world’s largest home improvement retailers. Its shares hit a 52-week high as the company’s sales were boosted significantly by the recovery in the U.S. economy and housing market. Lowe’s posted better-than-expected third-quarter Fiscal 2014 results as it saw success from some of its recent initiatives, including enhancing the customer shopping experience, merchandising transformation, e-commerce and on-line tools, and the closure of underperforming stores. In addition, Booz Allen Hamilton Holding Corp., one of America’s largest security contractors, outperformed during the reporting period. The company continued to demonstrate strong execution in terms of providing services to intelligence, defense and civilian agencies and gaining

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

market share during both up and down government budget cycles. Adding to investors’ confidence, Booz Allen Hamilton recently raised its quarterly dividend and continued to return capital to shareholders with stock buybacks.

Several factors contributed to the Fund’s shortfall versus the Russell 1000® Growth Index. Performance was hindered by an underweight to the consumer staples sector, which was one of the strongest performing sectors in the index. Also, our emphasis on stocks with higher volatility hurt returns as investors favored more stable and defensive names.

In terms of individual laggards, the Fund’s most significant detractor was an energy-related holding, Superior Energy Services, Inc. The company, which provides oilfield services and equipment for oil and gas drilling companies, saw its stock price hit a 52-week low as oil prices fell to a five-year low. Also, regional telecommunications services provider Windstream Holdings, Inc. underperformed. Earlier in 2014, Windstream’s stock price was rewarded handsomely after the company announced plans to convert its telecom distribution assets into a separately traded real estate investment trust (REIT). However, this reporting period brought out several unwelcome surprises as the company’s board decided to remove the current CEO and announced changes to the original REIT restructure plans. Finally, shares of Fossil Group Inc., a designer and manufacturer of clothing and accessories, underperformed. Despite some promising international growth prospects, the company announced with fourth quarter earnings that U.S. growth had slowed more than expected, while the rising U.S. dollar had a negative impact on earnings. Fossil management also offered investors a cautionary outlook for the coming year as the company looks to take some restructuring charges and could face lower margins.

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2015.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks, benefiting from an underweight position in the energy sector. Energy was the worst performing sector in the Russell 1000® Value Index by a significant margin during the reporting period, down more than 17%. Also, the Fund’s underweight position in stocks with higher dividend yields contributed favorably to results as these stocks underperformed. Additionally, stock selection in aggregate was strong in the health care sector.

In terms of individual contributors, the Fund benefited from not owning a position in Chevron Corp., the largest oilfield services company in the U.S. and also a fairly large index component. The company and its subsidiaries, which are involved in a vast array of energy-related industries including oil, natural gas, geothermal energy, chemicals, mining, power and energy services, were negatively impacted by the falling price of oil. Also, the Fund benefited from a position in Penn National Gaming Inc., a diversified owner and manager of gaming and racing properties with a focus on slot machine entertainment. Penn National benefited from better-than-expected third quarter results in terms of revenues and earnings. The improving U.S. economy also generally boosted gambling activity as consumer sentiment hit an 11-year high, fueled by lower unemployment and inflation as well as falling gasoline prices. In addition, shares of major appliance manufacturer Whirlpool Corp. surged during the reporting period after the company completed its purchases of majority interests in two other global appliance manufacturers in October: Italian company Indesit and Chinese company Hefei Rongshida Sanyo Electric. Both acquisitions will help to increase the company’s presence in important appliance markets outside of the U.S., particularly China. Also, company management highlighted Whirlpool’s long-term earnings targets that were well ahead of consensus expectations.

14	Nuveen Investments

While the Fund outperformed during the reporting period, it did have several areas that detracted from performance. Performance was hindered by an underweight to the consumer staples sector, which was one of the strongest performing sectors in the index. Also, our preference for stocks with more volatility hurt returns as investors favored more stable and defensive names. In addition, stock selection was challenging in the industrials sector during the reporting period.

The Fund was hindered by a position in Milwaukee-based Joy Global, Inc., a manufacturer and servicer of heavy duty equipment used in the mining industry. The company’s shares fell after its first quarter operating results missed in terms of both revenue and profits due to declining sales and bookings. Joy Global’s management also warned of additional difficulties going forward until demand improves in the mining industry. Also, regional telecommunications services provider Windstream Holdings, Inc. underperformed. Earlier in 2014, Windstream’s stock price was rewarded handsomely after the company announced plans to convert its telecom distribution assets into a separately traded real estate investment trust (REIT). However, this reporting period brought out several unwelcome surprises as the company’s board decided to remove the current CEO and announced changes to the original REIT restructure plans. In addition, shares of Texas-based Denbury Resources Inc., an independent oil and gas exploration & production (E&P) company, declined for much of the reporting period and significantly underperformed the overall energy sector and the oil and gas industry. Denbury’s performance has been closely correlated to the price drop of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales.

Nuveen Investments	15

Risk Considerations

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

16	Nuveen Investments

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	6.50%	18.99%	24.34%
Class A Shares at maximum Offering Price	0.38%	12.15%	20.10%
Russell 1000® Index	6.00%	14.88%	18.57%
Lipper Large-Cap Core Funds Classification Average	5.04%	13.05%	16.60%

Class C Shares	6.11%	18.12%	23.40%
Class I Shares	6.62%	19.30%	24.62%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	8.42%	17.22%	22.32%
Class A Shares at maximum Offering Price	2.19%	10.48%	18.33%
Class C Shares	8.04%	16.35%	21.40%
Class I Shares	8.57%	17.51%	22.62%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.85%	2.65%	1.71%
Net Expense Ratios	1.22%	1.97%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	Nuveen Investments

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	6.36%	17.25%	22.34%
Class A Shares at maximum Offering Price	0.24%	10.51%	18.16%
Russell 1000® Index	6.00%	14.88%	18.57%
Lipper Equity Income Funds Classification Average	3.10%	11.41%	13.64%

Class C Shares	5.94%	16.40%	21.40%
Class I Shares	6.45%	17.53%	22.60%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	8.25%	14.72%	20.39%
Class A Shares at maximum Offering Price	2.03%	8.12%	16.47%
Class C Shares	7.82%	13.86%	19.47%
Class I Shares	8.39%	15.00%	20.65%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.76%	2.54%	1.58%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.53%	11.23%	11.46%	12.47%
Class A Shares at maximum Offering Price	0.39%	4.85%	10.15%	11.39%
Russell 1000® Index	6.00%	14.88%	16.39%	18.01%
Lipper Long/Short Equity Funds Classification Average	1.44%	4.35%	6.82%	8.52%

Class C Shares	6.10%	10.38%	10.61%	11.62%
Class I Shares	6.65%	11.50%	11.73%	12.75%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.81%	8.41%	9.71%	11.94%
Class A Shares at maximum Offering Price	(0.27)%	2.16%	8.42%	10.89%
Class C Shares	5.41%	7.61%	8.88%	11.10%
Class I Shares	5.95%	8.68%	9.99%	12.22%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.24%	5.04%	4.20%
Net Expense Ratios	3.46%	4.21%	3.27%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	Nuveen Investments

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	2.55%	3.73%	5.79%
Class A Shares at maximum Offering Price	(3.34)%	(2.24)%	2.17%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.03%	0.04%
Lipper Equity Market Neutral Funds Classification Average	(0.16)%	1.77%	1.89%

Class C Shares	2.20%	2.98%	5.02%
Class I Shares	2.69%	4.05%	6.07%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.04)%	0.86%	4.28%
Class A Shares at maximum Offering Price	(5.79)%	(4.94)%	0.88%
Class C Shares	(0.42)%	0.10%	3.52%
Class I Shares	0.06%	1.09%	4.52%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.52%	4.28%	3.37%
Net Expense Ratios	3.26%	4.02%	3.08%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.89%	16.21%	14.87%	6.18%
Class A Shares at maximum Offering Price	2.63%	9.54%	13.52%	5.48%
Russell 1000® Growth Index	8.46%	16.24%	17.21%	9.23%
Lipper Multi-Cap Growth Funds Classification Average	7.75%	12.70%	15.61%	8.08%

Class C Shares	8.50%	15.37%	14.03%	5.39%
Class R3 Shares	8.77%	15.92%	14.58%	19.16%
Class I Shares	9.02%	16.49%	15.18%	6.45%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.89%	16.18%	13.34%	5.96%
Class A Shares at maximum Offering Price	2.61%	9.51%	12.01%	5.27%
Class C Shares	8.47%	15.28%	12.49%	5.17%
Class R3 Shares	8.76%	15.88%	13.03%	18.60%
Class I Shares	9.01%	16.47%	13.63%	6.23%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.45%	2.21%	1.70%	1.20%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

24	Nuveen Investments

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	6.40%	18.54%	24.15%
Class A Shares at maximum Offering Price	0.28%	11.72%	19.91%
Russell 1000® Index	6.00%	14.88%	18.57%
Lipper Large-Cap Core Funds Classification Average	5.04%	13.05%	16.60%

Class C Shares	6.00%	17.63%	23.21%
Class I Shares	6.52%	18.80%	24.43%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.37%	15.68%	21.84%
Class A Shares at maximum Offering Price	1.20%	9.03%	17.87%
Class C Shares	6.97%	14.83%	20.93%
Class I Shares	7.53%	15.98%	22.13%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.26%	1.99%	1.01%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	6.36%	17.62%	23.50%
Class A Shares at maximum Offering Price	0.24%	10.86%	19.28%
Russell 1000® Index	6.00%	14.88%	18.57%
Lipper Large-Cap Core Funds Classification Average	5.04%	13.05%	16.60%

Class C Shares	5.98%	16.76%	22.64%
Class I Shares	6.50%	17.94%	23.85%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.23%	14.16%	21.08%
Class A Shares at maximum Offering Price	1.06%	7.59%	17.14%
Class C Shares	6.85%	13.34%	20.24%
Class I Shares	7.36%	14.48%	21.41%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.55%	3.28%	2.33%
Net Expense Ratios	2.28%	3.03%	2.06%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26	Nuveen Investments

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.91%	18.44%	24.33%
Class A Shares at maximum Offering Price	1.71%	11.63%	20.08%
Russell 1000® Growth Index	8.46%	16.24%	21.24%
Lipper Large-Cap Growth Funds Classification Average	7.75%	12.70%	20.90%

Class C Shares	7.50%	17.55%	23.40%
Class I Shares	8.04%	18.70%	24.61%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	9.54%	18.42%	22.47%
Class A Shares at maximum Offering Price	3.24%	11.62%	18.48%
Class C Shares	9.17%	17.59%	21.57%
Class I Shares	9.70%	18.73%	22.76%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.35%	2.11%	1.10%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.24%	15.89%	15.22%	8.14%
Class A Shares at maximum Offering Price	(1.75)%	9.21%	13.86%	7.50%
Russell 1000® Value Index	3.48%	13.49%	15.51%	7.21%
Lipper Large-Cap Value Funds Classification Average	2.40%	10.20%	14.38%	7.00%

Class C Shares	3.86%	14.97%	14.36%	7.33%
Class I Shares	4.36%	16.12%	15.50%	8.40%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	4.08%	15.56%	14.92%	9.16%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.08%	10.84%	13.32%	8.06%
Class A Shares at maximum Offering Price	(0.96)%	4.47%	11.98%	7.42%
Class C Shares	4.69%	10.00%	12.48%	7.26%
Class I Shares	5.23%	11.09%	13.61%	8.33%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	4.92%	10.51%	13.02%	8.69%

Since inception returns for Class R3 Shares are from 8/04/08. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.11%	1.86%	1.36%	0.86%

28	Nuveen Investments

Holding

Summaries as of February 28, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	20.1%
Media	15.2%
Biotechnology	10.0%
Technology, Hardware, Storage & Peripherals	10.0%
Diversified Telecommunication Services	5.1%
Automobiles	5.0%
Food Products	5.0%
Electronic Equipment, Instruments & Components	5.0%
Multiline Retail	5.0%
Other	19.2%
Repurchase Agreements	0.3%
Other Assets Less Liablilities	0.1%
Net Assets	100%

Top Five Common
Stock Holdings

(% of net assets)

Time Warner Cable, Class A	5.2%
Hewlett-Packard Company	5.1%
CenturyLink Inc.	5.0%
Anthem Inc.	5.0%
Ford Motor Company	5.0%

Nuveen Investments	29

Holding Summaries as of February 28, 2015 (continued)

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Technology, Hardware, Storage & Peripherals	8.4%
Health Care Providers & Services	5.8%
Hotels, Restaurants & Leisure	5.8%
Diversified Telecommunication Services	5.7%
Real Estate Investment Trust	5.5%
Specialty Retail	4.8%
Software	4.5%
Pharmaceuticals	4.5%
Insurance	4.2%
Capital Markets	4.1%
Oil, Gas & Consumable Fuels	3.8%
Media	3.5%
Machinery	3.4%
Communications Equipment	3.2%
Tobacco	3.1%
IT Services	2.9%
Multiline Retail	2.7%
Beverages	2.7%
Automobiles	2.3%
Other	18.8%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	4.3%
Microsoft Corporation	2.7%
Pfizer Inc.	1.9%
AT&T Inc.	1.7%
Cisco Systems, Inc.	1.7%

30	Nuveen Investments

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments:
Common Stocks	168.6%
Total Long Exposure	168.6%
Short-Term Investments:
Repurchase Agreements	1.0%
Total Short-Term Investments	1.0%
Total Investments	169.6%
Securities Sold Short:
Common Stocks	(87.2)%
Total Short Exposure	(87.2)%
Other Assets Less Liabilities	17.6%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	3.6%
Microsoft Corporation	2.3%
JPMorgan Chase & Co.	1.9%
Home Depot, Inc.	1.7%
Cisco Systems, Inc.	1.7%

Top Five Securities Sold Short

(Short Exposure)

(% of net assets)

CoStar Group, Inc.	(1.0)%
SunPower Corporation	(1.0)%
Verisk Analytics Inc, Class A Shares	(1.0)%
Google Inc., Class A	(1.0)%
Cabela’s Incorporated	(1.0)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	10.3%
Machinery	9.6%
Specialty Retail	8.8%
Software	8.7%
Hotels, Restaurants & Leisure	8.5%
Technology, Hardware, Storage & Peripherals	7.5%
IT Services	7.3%
Aerospace & Defense	7.3%
Multiline Retail	7.1%
Media	6.5%
Semiconductors & Semiconductor Equipment	6.4%
Communications Equipment	6.4%
Banks	5.8%
Insurance	5.4%
Biotechnology	4.7%
Food Products	4.3%
Health Care Equipment & Supplies	3.9%
Air Freight & Logistics	3.7%
Oil, Gas & Consumable Fuels	3.3%
Chemicals	3.3%
Beverages	2.8%
Capital Markets	2.4%
Diversified Financial Services	2.4%
Diversified Telecommunication Services	2.4%
Electronic Equipment, Instruments & Components	2.3%
Household Durables	2.3%
Personal Products	2.3%
Internet Software & Services	2.3%
Food & Staples Retailing	1.5%
Other	19.1%
Total	168.6%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(5.9)%
Household Durables	(5.9)%
Semiconductors & Semiconductor Equipment	(5.5)%
Food Products	(5.4)%
Machinery	(5.2)%
Chemicals	(4.2)%
Specialty Retail	(3.6)%
Internet Software & Services	(3.4)%
Electronic Equipment, Instruments & Components	(2.7)%
Beverages	(2.7)%
Pharmaceuticals	(2.5)%
Multi-Utilities	(2.1)%
Media	(1.8)%
Health Care Providers & Services	(1.8)%
Construction Materials	(1.8)%
Communications Equipment	(1.8)%
Electrical Equipment	(1.8)%
Professional Services	(1.8)%
Building Products	(1.8)%
Health Care Technology	(1.7)%
Road & Rail	(1.7)%
Insurance	(1.7)%
Health Care Equipment & Supplies	(1.6)%
Other	(18.8)%
Total	(87.2)%

Nuveen Investments	31

Holding Summaries as of February 28, 2015 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments:
Common Stocks	117.6%
Total Long Exposure	117.6%
Short-Term Investments:
Repurchase Agreements	1.0%
Total Short-Term Investments	1.0%
Total Investments	118.6%
Securities Sold Short:
Common Stocks	(94.5)%
Total Short Exposure	(94.5)%
Other Assets Less Liabilities	75.9%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

CVTR Energy Inc.	1.3%
Kohl’s Corporation	1.3%
Lowe’s Companies, Inc.	1.2%
Apple, Inc.	1.2%
United Therapeutics Corporation	1.2%

Top Five Securities Sold Short

(Short Exposure)

(% of net assets)

Intercept Pharmaceuticals Incorporated	(1.1)%
Cobalt International Energy, Inc.	(1.1)%
Cheniere Energy Inc.	(1.0)%
Lennox International Inc.	(1.0)%
D.R. Horton, Inc.	(1.0)%

Portfolio Composition –

Long Exposure

(% of net assets)

Software	7.5%
Health Care Providers & Services	6.9%
Technology, Hardware, Storage & Peripherals	6.4%
IT Services	6.2%
Specialty Retail	5.8%
Media	5.7%
Oil, Gas & Consumable Fuels	5.4%
Machinery	5.2%
Multiline Retail	4.8%
Electronic Equipment, Instruments & Components	4.7%
Diversified Telecommunication Services	3.8%
Insurance	3.7%
Biotechnology	3.6%
Internet Software & Services	3.5%
Capital Markets	3.4%
Hotels, Restaurants & Leisure	3.4%
Food Products	3.3%
Auto Components	3.3%
Aerospace & Defense	2.3%
Health Care Equipment & Supplies	2.3%
Beverages	2.3%
Personal Products	2.2%
Diversified Consumer Services	2.1%
Other	19.8%
Total	117.6%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(10.4)%
Household Durables	(7.5)%
Chemicals	(5.7)%
Software	(5.2)%
Semiconductors & Semiconductor Equipment	(4.8)%
Machinery	(4.6)%
Specialty Retail	(4.1)%
Multi-Utilities	(3.8)%
Electronic Equipment, Instruments & Components	(3.6)%
Communications Equipment	(3.3)%
Pharmaceuticals	(3.2)%
Internet Software & Services	(3.1)%
Textiles, Apparel & Luxury Goods	(2.9)%
Building Products	(2.9)%
Energy Equipment & Services	(2.2)%
Health Care Providers & Services	(1.9)%
Metals & Mining	(1.9)%
Insurance	(1.9)%
Media	(1.8)%
Other	(19.7)%
Total	(94.5)%

32	Nuveen Investments

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Repurchases Agreements	2.2%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	10.4%
IT Services	9.8%
Specialy Retail	7.7%
Biotechnology	7.7%
Beverages	7.7%
Technology, Hardware, Storage, Peripherals	7.7%
Media	7.0%
Health Care Providers & Services	6.4%
Food & Staples Retailing	3.8%
Aerospace & Defense	3.6%
Industrial Conglomerates	3.4%
Containers & Packaging	2.2%
Machinery	2.2%
Other	19.6%
Repurchases Agreements	2.2%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.7%
Home Depot, Inc.	4.8%
Microsoft Corporation	4.4%
PepsiCo, Inc.	3.7%
Amgen Inc.	3.7%

Nuveen Investments	33

Holding Summaries as of February 28, 2015 (continued)

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Technology, Hardware, Storage & Peripherals	9.2%
Software	7.5%
Health Care Providers & Services	7.4%
Media	6.6%
Specialty Retail	6.2%
Insurance	4.8%
Electronic Equipment, Instruments & Components	4.4%
Machinery	4.1%
Capital Markets	3.4%
IT Services	3.4%
Biotechnology	3.3%
Multiline Retail	3.3%
Diversified Telecommunication Services	3.2%
Oil, Gas & Consumable Fuels	2.9%
Pharmaceuticals	2.4%
Banks	2.1%
Health Care Equipment & Supplies	2.1%
Aerospace & Defense	2.0%
Food Products	2.0%
Other	19.2%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	4.5%
Microsoft Corporation	2.7%
Gilead Sciences, Inc.	1.7%
Pfizer Inc.	1.7%
Oracle Corporation	1.7%

34	Nuveen Investments

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Long-Term Investments:
Common Stocks	128.9%
Total Long Exposure	128.9%
Short-Term Investments:
Repurchase Agreements	0.4%
Total Short-Term Investments	0.4%
Total Investments	129.3%
Securities Sold Short:
Common Stocks	(29.7)%
Total Short Exposure	(29.7)%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	5.9%
Microsoft Corporation	3.5%
Gilead Sciences, Inc.	2.2%
Home Depot, Inc.	2.2%
Oracle Corporation	2.1%

Top Five Securities Sold Short

(Short Exposure)

(% of net assets)

Google Inc., Class C Shares	(0.3)%
Cheniere Energy Inc.	(0.3)%
Keurig Green Mountain Inc.	(0.3)%
NetFlix.com Inc.	(0.3)%
Actavis PLC	(0.3)%

Portfolio Composition –

Long Exposure

(% of net assets)

Technology, Hardware, Storage & Peripherals	12.5%
Health Care Providers & Services	9.9%
Software	9.8%
Media	6.9%
Specialty Retail	6.5%
Insurance	6.5%
IT Services	5.3%
Multiline Retail	5.1%
Machinery	4.9%
Capital Markets	4.4%
Biotechnology	4.2%
Diversified Telecommunication Services	4.1%
Electronic Equipment, Instruments & Components	4.0%
Oil, Gas & Consumable Fuels	4.0%
Food Products	3.3%
Hotels, Restaurants & Leisure	3.2%
Banks	3.1%
Auto Components	3.0%
Health Care Equipment & Supplies	2.7%
Internet Software & Services	2.5%
Aerospace & Defense	2.2%
Automobiles	2.0%
Other	18.8%
Total	128.9%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(4.3)%
Chemicals	(1.7)%
Electric Utilities	(1.7)%
Household Durables	(1.5)%
Food Products	(1.5)%
Internet Software & Services	(1.5)%
Software	(1.4)%
Semiconductors & Semiconductor Equipment	(1.4)%
Capital Markets	(0.9)%
Beverages	(0.9)%
Pharmaceuticals	(0.9)%
Energy Equipment & Services	(0.9)%
Specialty Retail	(0.9)%
Multi-Utilities	(0.8)%
Other	(9.4)%
Total	(29.7)%

Nuveen Investments	35

Holding Summaries as of February 28, 2015 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Technology, Hardware, Storage & Peripherals	9.5%
Media	9.5%
Software	9.0%
Specialty Retail	5.9%
Biotechnology	5.8%
Health Care Providers & Services	5.7%
Machinery	5.4%
IT Services	5.0%
Hotels, Restaurants & Leisure	4.0%
Multiline Retail	3.5%
Aerospace & Defense	3.5%
Diversified Telecommunication Services	2.9%
Beverages	2.4%
Food & Staples Retailing	2.2%
Personal Products	2.1%
Electronic Equipment, Instruments & Components	1.8%
Food Products	1.8%
Other	19.5%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	7.9%
Microsoft Corporation	2.7%
Gilead Sciences, Inc.	2.4%
Home Depot, Inc.	2.4%
Comcast Corporation, Class A	2.3%

36	Nuveen Investments

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Insurance	10.6%
Health Care Providers & Services	7.4%
Banks	6.9%
Technology, Hardware, Storage & Peripherals	6.1%
Machinery	5.6%
Multiline Retail	4.6%
IT Services	4.1%
Diversified Telecommunication Services	3.8%
Pharmaceuticals	3.7%
Aerospace & Defense	3.6%
Electronic Equipment & Instruments	2.9%
Diversified Financial Services	2.8%
Oil, Gas & Consumable Fuels	2.8%
Software	2.6%
Food Products	2.3%
Health Care Equipment & Supplies	2.2%
Auto Components	2.1%
Automobiles	2.0%
Food & Staples Retailing	2.0%
Hotels, Restaurants & Leisure	1.8%
Other	19.6%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common
Stock Holdings

(% of net assets)

JPMorgan Chase & Co.	3.3%
Bank of America Corporation	2.6%
Pfizer Inc.	2.4%
Microsoft Corporation	2.2%
UnitedHealth Group Incorporated	2.1%

Nuveen Investments	37

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2015.

The beginning of the period is September 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,065.00	$1,061.10	$1,066.20
Expenses Incurred During the Period	$6.20	$10.02	$4.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.79	$1,015.08	$1,020.03
Expenses Incurred During the Period	$6.06	$9.79	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96% and 0.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	Nuveen Investments

Nuveen Core Dividend Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.60	$1,059.40	$1,064.50
Expenses Incurred During the Period	$5.94	$9.75	$4.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,020.28
Expenses Incurred During the Period	$5.81	$9.54	$4.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,065.30	$1,061.00	$1,066.50
Expenses Incurred During the Period	$17.77	$21.62	$16.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.59	$1,003.82	$1,008.88
Expenses Incurred During the Period	$17.27	$21.02	$15.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.47%, 4.23% and 3.21% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.50	$1,022.00	$1,026.90
Expenses Incurred During the Period	$15.47	$19.15	$14.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.52	$1,005.85	$1,010.81
Expenses Incurred During the Period	$15.35	$19.00	$14.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.08%, 3.82% and 2.82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	39

Expense Examples (continued)

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,088.90	$1,085.00	$1,087.70	$1,090.20
Expenses Incurred During the Period	$6.27	$10.13	$7.56	$4.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.79	$1,015.08	$1,017.55	$1,020.03
Expenses Incurred During the Period	$6.06	$9.79	$7.30	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.46% and 0.96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.00	$1,060.00	$1,065.20
Expenses Incurred During the Period	$5.94	$9.76	$4.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,020.28
Expenses Incurred During the Period	$5.81	$9.54	$4.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Core Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.60	$1,059.80	$1,065.00
Expenses Incurred During the Period	$11.36	$15.22	$10.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.79	$1,010.02	$1,014.93
Expenses Incurred During the Period	$11.08	$14.85	$9.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.22%, 2.98% and 1.99% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	Nuveen Investments

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,079.10	$1,075.00	$1,080.40
Expenses Incurred During the Period	$5.98	$9.83	$4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,020.28
Expenses Incurred During the Period	$5.81	$9.54	$4.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,042.40	$1,038.60	$1,040.80	$1,043.60
Expenses Incurred During the Period	$5.82	$9.60	$7.08	$4.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$5.76	$9.49	$7.00	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	41

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Core Dividend Fund and Nuveen Equity Long/Short Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned for Nuveen Core Dividend Fund and Nuveen Equity Long/Short Fund to August 15, 2014 and September 19, 2014. The meeting was subsequently adjourned for Nuveen Equity Long/Short Fund to September 29, 2014, September 30, 2014 and October 15, 2014.

	Nuveen Core Dividend Fund	Nuveen Equity Long/Short Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	340,585	451,151
Against	32,220	4,078
Abstain	7,769	11,427
Broker Non-Votes	51,886	201,917
Total	432,460	668,573

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

a. Nuveen Fund Advisors and Nuveen Asset Management, LLC
For	340,585	456,043
Against	32,220	10,419
Abstain	7,769	11,528
Broker Non-Votes	51,886	198,413
Total	432,460	676,403

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	336,499	454,020
Against	35,751	5,524
Abstain	8,324	18,445
Broker Non-Votes	51,886	198,414
Total	432,460	676,403

42	Nuveen Investments

Nuveen Concentrated Core Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 4.9%

37,000	Boeing Company	$5,581,450

	Auto Components – 4.5%

65,000	Delphi Automotive PLC	5,124,600

	Automobiles – 5.0%

349,000	Ford Motor Company	5,702,660

	Biotechnology – 10.0%

36,000	Amgen Inc.	5,677,920

55,000	Gilead Sciences, Inc.	5,694,150
	Total Biotechnology	11,372,070

	Capital Markets – 4.9%

29,000	Goldman Sachs Group, Inc.	5,503,910

	Diversified Telecommunication Services – 5.1%

151,000	CenturyLink Inc.	5,716,860

	Electronic Equipment, Instruments & Components – 5.0%

230,000	Corning Incorporated	5,612,000

	Food Products – 5.0%

118,000	Archer-Daniels-Midland Company	5,649,840

	Health Care Providers & Services – 20.1%

57,000	Aetna Inc.	5,674,350

55,000	AmerisourceBergen Corporation	5,651,800

39,000	Anthem Inc.	5,711,550

50,000	UnitedHealth Group Incorporated	5,681,500
	Total Health Care Providers & Services	22,719,200

	Insurance – 4.9%

52,000	Travelers Companies, Inc.	5,586,880

	Media – 15.2%

64,000	DirecTV, (2)	5,670,400

38,000	Time Warner Cable, Class A	5,853,900

81,000	Viacom Inc., Class B	5,665,140
	Total Media	17,189,440

	Multiline Retail – 5.0%

73,000	Target Corporation	5,608,590

Nuveen Investments	43

Nuveen Concentrated Core Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)			Value

	Technology, Hardware, Storage & Peripherals – 10.0%

166,000	Hewlett-Packard Company			$5,783,440

52,000	Western Digital Corporation			5,562,960
	Total Technology, Hardware, Storage & Peripherals			11,346,400
	Total Long-Term Investments (cost $107,334,166)			112,713,900

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

$393	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $393,347, collateralized by $300,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $405,750	0.000%	3/02/15	$393,347
	Total Short-Term Investments (cost $393,347)			393,347
	Total Investments (cost $107,727,513) – 99.9%			113,107,247
	Other Assets Less Liabilities – 0.1%			155,456
	Net Assets – 100%			$113,262,703

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen Core Dividend Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 1.5%

3,700	Boeing Company	$558,145

	Air Freight & Logistics – 1.5%

5,200	C.H. Robinson Worldwide, Inc.	386,360

1,700	United Parcel Service, Inc., Class B	172,941
	Total Air Freight & Logistics	559,301

	Airlines – 1.8%

3,000	Copa Holdings SA	341,640

7,700	Delta Air Lines, Inc.	342,804
	Total Airlines	684,444

	Auto Components – 0.7%

1,300	Delphi Automotive PLC	102,492

1,300	Lear Corporation	141,596
	Total Auto Components	244,088

	Automobiles – 2.3%

29,100	Ford Motor Company	475,494

3,200	General Motors Company	119,392

4,400	Thor Industries, Inc.	271,304
	Total Automobiles	866,190

	Banks – 0.2%

1,500	Wells Fargo & Company	82,185

	Beverages – 2.7%

5,100	Dr. Pepper Snapple Group	401,829

5,900	PepsiCo, Inc.	583,982
	Total Beverages	985,811

	Biotechnology – 1.5%

3,600	Amgen Inc.	567,792

	Capital Markets – 4.1%

9,200	Eaton Vance Corporation	387,320

7,600	Invesco LTD	306,052

7,100	Lazard Limited	361,248

1,600	T. Rowe Price Group Inc.	132,160

7,200	Waddell & Reed Financial, Inc., Class A	356,112
	Total Capital Markets	1,542,892

Nuveen Investments	45

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 0.5%

4,000	Cabot Corporation	$180,480

	Communications Equipment – 3.2%

21,000	Cisco Systems, Inc.	619,710

8,000	QUALCOMM, Inc.	580,080
	Total Communications Equipment	1,199,790

	Diversified Telecommunication Services – 5.7%

18,400	AT&T Inc.	635,904

9,800	CenturyLink Inc.	371,028

48,300	Frontier Communications Corporation	385,434

8,200	Verizon Communications Inc.	405,490

42,300	Windstream Holdings Inc.	333,747
	Total Diversified Telecommunication Services	2,131,603

	Electronic Equipment, Instruments & Components – 2.0%

12,700	Corning Incorporated	309,880

13,500	Jabil Circuit Inc.	296,595

10,600	Vishay Intertechnology Inc.	150,944
	Total Electronic Equipment, Instruments & Components	757,419

	Food & Staples Retailing – 1.0%

9,500	Sysco Corporation	370,405

	Food Products – 1.3%

2,900	Archer-Daniels-Midland Company	138,852

9,100	Pinnacle Foods Inc.	330,330
	Total Food Products	469,182

	Health Care Equipment & Supplies – 0.1%

800	Saint Jude Medical Inc.	53,344

	Health Care Providers & Services – 5.8%

4,400	Aetna Inc.	438,020

4,000	AmerisourceBergen Corporation	411,040

3,000	Anthem Inc.	439,350

3,400	Cardinal Health, Inc.	299,166

5,000	UnitedHealth Group Incorporated	568,150
	Total Health Care Providers & Services	2,155,726

	Hotels, Restaurants & Leisure – 5.8%

4,200	Brinker International Inc.	249,732

6,700	Carnival Corporation	294,733

6,200	Darden Restaurants, Inc.	396,800

5,600	Las Vegas Sands	318,640

19,500	Seaworld Entertainment	365,430

46	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

8,200	Six Flags Entertainment Corporation	$371,378

1,600	Wyndham Worldwide Corporation	146,368
	Total Hotels, Restaurants & Leisure	2,143,081

	Household Durables – 1.5%

7,700	Leggett and Platt Inc.	346,885

900	Whirlpool Corporation	190,755
	Total Household Durables	537,640

	Household Products – 0.2%

700	Procter & Gamble Company	59,591

	Industrial Conglomerates – 0.2%

2,900	General Electric Company	75,371

	Insurance – 4.2%

3,200	Ace Limited	364,832

10,800	Assured Guaranty Limited	286,416

13,800	Old Republic International Corporation	209,208

1,700	PartnerRe Limited	194,650

3,600	Prudential Financial, Inc.	291,060

5,600	Valdius Holdings Limited	233,184
	Total Insurance	1,579,350

	Internet & Catalog Retail – 1.0%

4,000	Expedia, Inc.	367,000

	IT Services – 2.9%

2,400	Accenture Limited	216,072

8,400	Booz Allen Hamilton Holding	249,984

8,000	Paychex, Inc.	398,680

15,700	Xerox Corporation	214,305
	Total IT Services	1,079,041

	Machinery – 3.4%

11,600	Allision Transmission Holdings Inc.	369,112

4,800	Caterpillar Inc.	397,920

2,200	Cummins Inc.	312,906

900	Dover Corporation	64,845

500	Parker Hannifin Corporation	61,345

2,100	Trinity Industries Inc.	70,602
	Total Machinery	1,276,730

	Materials – 0.1%

700	Greif, Inc., Class A Shares	30,800

Nuveen Investments	47

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Media – 3.5%

17,700	Cablevision Systems Corporation	$332,406

1,900	Cinemark Holdings Inc.	77,368

700	Comcast Corporation, Class A	41,566

14,500	Regal Entertainment Group, Class A	342,780

1,000	Scripps Networks Interactive, Class A Shares	72,300

2,900	Time Warner Cable, Class A	446,745
	Total Media	1,313,165

	Multiline Retail – 2.7%

7,500	Big Lots, Inc.	357,825

2,800	Kohl’s Corporation	206,640

5,500	Target Corporation	422,565
	Total Multiline Retail	987,030

	Oil, Gas & Consumable Fuels – 3.8%

9,500	CVTR Energy Inc.	398,905

39,500	Denbury Resources Inc.	331,800

3,400	Exxon Mobil Corporation	301,036

1,500	Occidental Petroleum Corporation	116,820

8,800	PBF Energy Inc.	274,296
	Total Oil, Gas & Consumable Fuels	1,422,857

	Paper & Forest Products – 0.1%

900	International Paper Company	50,769

	Personal Products – 0.9%

40,500	Avon Products, Inc.	344,655

	Pharmaceuticals – 4.5%

8,900	AbbVie Inc.	538,450

4,000	Johnson & Johnson	410,040

20,600	Pfizer Inc.	706,992
	Total Pharmaceuticals	1,655,482

	Real Estate Investment Trust – 5.5%

4,100	Corrections Corporation of America	163,549

1,000	Digital Realty Trust Inc.	66,380

2,700	Iron Mountain Inc.	99,225

6,600	Lamar Advertising Company	383,460

42,700	MFA Mortgage Investments, Inc.	339,892

9,100	Omega Healthcare Investors Inc.	364,546

12,900	Outfront Media, Inc.	386,355

13,100	WP GLIMCHER, Inc.	227,023
	Total Real Estate Investment Trust	2,030,430

48	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 2.1%

15,300	Intel Corporation	$508,725

2,400	Maxim Integrated Products, Inc.	82,548

8,800	NVIDIA Corporation	194,128
	Total Semiconductors & Semiconductor Equipment	785,401

	Software – 4.5%

10,200	CA Technologies	331,704

1,700	Intuit, Inc.	165,971

22,700	Microsoft Corporation	995,395

4,300	Oracle Corporation	188,426
	Total Software	1,681,496

	Specialty Retail – 4.8%

4,700	Abercrombie & Fitch Co., Class A	116,278

10,000	Best Buy Co., Inc.	381,000

8,200	Gap, Inc.	341,120

5,300	Home Depot, Inc.	608,175

4,800	Lowe’s Companies, Inc.	355,632
	Total Specialty Retail	1,802,205

	Technology, Hardware, Storage & Peripherals – 8.4%

12,500	Apple, Inc.	1,605,750

13,500	EMC Corporation	390,690

11,400	Hewlett-Packard Company	397,176

8,700	Lexmark International, Inc., Class A	371,142

9,200	NetApp, Inc.	355,580
	Total Technology, Hardware, Storage & Peripherals	3,120,338

	Thrifts & Mortgage Finance – 0.6%

15,000	People’s United Financial, Inc.	226,950

	Tobacco – 3.1%

10,100	Altria Group, Inc.	568,529

6,100	Lorillard Inc.	417,362

2,100	Philip Morris International	174,216
	Total Tobacco	1,160,107
	Total Long-Term Investments (cost $34,269,165)	37,138,286
	Other Assets Less Liabilities – 0.3%	109,728
	Net Assets – 100%	$37,248,014

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Equity Long/Short Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 168.6%

	COMMON STOCKS – 168.6%

	Aerospace & Defense – 7.3%

6,852	Boeing Company	$1,033,624

6,200	General Dynamics Corporation	860,436

5,943	Huntington Ingalls Industries Inc.	839,924

6,252	L-3 Communications Holdings, Inc.	809,196

6,571	Raytheon Company	714,728

12,881	Triumph Group Inc.	770,155
	Total Aerospace & Defense	5,028,063

	Air Freight & Logistics – 3.7%

11,271	C.H. Robinson Worldwide, Inc.	837,435

16,796	Expeditors International of Washington, Inc.	811,247

5,179	FedEx Corporation	916,579
	Total Air Freight & Logistics	2,565,261

	Airlines – 0.4%

6,450	Delta Air Lines, Inc.	287,154

	Auto Components – 0.9%

5,698	Lear Corporation	620,626

	Banks – 5.8%

18,000	Bank of America Corporation	284,580

17,291	Citigroup Inc.	906,394

21,892	JPMorgan Chase & Co.	1,341,542

53,164	KeyCorp.	740,575

8,120	PNC Financial Services Group, Inc.	746,715
	Total Banks	4,019,806

	Beverages – 2.8%

10,239	Dr. Pepper Snapple Group	806,731

11,282	PepsiCo, Inc.	1,116,692
	Total Beverages	1,923,423

	Biotechnology – 4.7%

6,730	Amgen Inc.	1,061,456

2,563	Biogen Inc., (2)	1,049,779

11,158	Gilead Sciences, Inc.	1,155,188
	Total Biotechnology	3,266,423

	Building Products – 1.2%

31,183	Masco Corporation	816,683

50	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets – 2.4%

6,263	Ameriprise Financial, Inc.	$836,925

16,510	Lazard Limited	840,029
	Total Capital Markets	1,676,954

	Chemicals – 3.3%

12,422	Albemarle Corporation	702,713

17,170	Cabot Corporation	774,710

9,064	LyondellBasell Industries NV	778,688
	Total Chemicals	2,256,111

	Commercial Services & Supplies – 1.0%

8,150	Cintas Corporation	680,362

	Communications Equipment – 6.4%

67,036	Brocade Communications Systems Inc.	830,576

39,975	Cisco Systems, Inc.	1,179,662

13,294	Echostar Holding Corproation, Class A, (2)	722,529

7,080	F5 Networks, Inc., (2)	836,254

33,976	Juniper Networks Inc.	812,366
	Total Communications Equipment	4,381,387

	Containers & Packaging – 1.3%

16,996	Crown Holdings Inc., (2)	900,788

	Diversified Consumer Services – 1.2%

22,628	Devry Education Group Inc.	827,053

	Diversified Financial Services – 2.4%

8,767	Moody’s Corporation	849,873

18,657	Voya Financial Inc.	824,453
	Total Diversified Financial Services	1,674,326

	Diversified Telecommunication Services – 2.4%

23,561	CenturyLink Inc.	892,019

96,945	Windstream Holdings Inc.	764,896
	Total Diversified Telecommunication Services	1,656,915

	Electrical Equipment – 1.2%

10,916	Regal-Beloit Corporation	850,793

	Electronic Equipment, Instruments & Components – 2.3%

19,385	CDW Corporation	729,458

35,969	Corning Incorporated	877,644
	Total Electronic Equipment, Instruments & Components	1,607,102

	Energy Equipment & Services – 1.2%

36,527	Superior Energy Services, Inc.	817,474

Nuveen Investments	51

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing – 1.5%

12,397	Walgreens Boots Alliance Inc.	$1,029,943

	Food Products – 4.3%

18,140	Archer-Daniels-Midland Company	868,543

8,561	Bunge Limited	700,119

7,757	Ingredion Inc.	637,703

28,025	Pilgrim’s Pride Corporation, (2)	768,726
	Total Food Products	2,975,091

	Health Care Equipment & Supplies – 3.9%

6,265	Edwards Lifesciences Corporation, (2)	833,370

24,514	Hologic Inc., (2)	793,763

13,716	Medtronic, PLC	1,064,224
	Total Health Care Equipment & Supplies	2,691,357

	Health Care Providers & Services – 10.3%

9,192	Aetna Inc.	915,064

7,911	AmerisourceBergen Corporation	812,934

6,343	Anthem Inc.	928,932

9,525	Cardinal Health, Inc.	838,105

13,480	Centene Corporation, (2)	828,481

7,556	CIGNA Corporation	919,036

14,613	Health Net Inc., (2)	838,056

8,644	UnitedHealth Group Incorporated	982,218
	Total Health Care Providers & Services	7,062,826

	Hotels, Restaurants & Leisure – 8.5%

13,087	Brinker International Inc.	778,153

16,535	Carnival Corporation	727,375

385	Chipotle Mexican Grill, (2)	256,013

12,198	Choice Hotels International, Inc.	774,207

12,313	Darden Restaurants, Inc.	788,032

10,644	Marriott International, Inc., Class A	884,516

10,352	Royal Caribbean Cruises Limited	791,100

9,602	Wyndham Worldwide Corporation	878,391
	Total Hotels, Restaurants & Leisure	5,877,787

	Household Durables – 2.3%

3,760	Whirlpool Corporation	796,932

17,925	Leggett and Platt Inc.	807,521
	Total Household Durables	1,604,453

	Household Products – 1.1%

8,343	Spectrum Brands Inc.	781,572

52	Nuveen Investments

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.2%

61,585	AES Corporation	$798,757

	Industrial Conglomerates – 1.2%

4,997	Roper Industries Inc.	837,347

	Insurance – 5.4%

27,329	Assured Guaranty Limited	724,765

4,309	Everest Reinsurance Group Ltd	764,546

14,621	Lincoln National Corporation	842,754

19,200	Progressive Corporation	511,680

7,983	Travelers Companies, Inc.	857,694
	Total Insurance	3,701,439

	Internet Software & Services – 2.3%

17,726	AOL Inc., (2)	718,612

12,966	VeriSign, Inc., (2)	830,083
	Total Internet Software & Services	1,548,695

	IT Services – 7.3%

14,800	Broadridge Financial Solutions, Inc.	787,804

12,649	Computer Sciences Corporation	897,067

9,993	Gartner Inc., (2)	830,518

18,864	Leidos Holdings Inc.	849,257

3,157	Visa Inc.	856,526

61,530	Xerox Corporation	839,885
	Total IT Services	5,061,057

	Life Sciences Tools & Services – 1.2%

12,882	Quintiles Transnational Corporation, (2)	837,072

	Machinery – 9.6%

25,798	Allision Transmission Holdings Inc.	820,892

10,654	Caterpillar Inc.	883,217

10,659	Dover Corporation	767,981

11,774	Lincoln Electric Holdings Inc.	812,877

6,770	Parker Hannifin Corporation	830,611

12,386	Pentair Limited	823,297

8,177	Stanley Black & Decker Inc.	804,126

24,936	Trinity Industries Inc.	838,348
	Total Machinery	6,581,349

	Media – 6.5%

39,446	Cablevision Systems Corporation	740,796

11,849	Comcast Corporation, Class A	703,594

49,610	News Corporation, Class A Shares, (2)	857,013

Nuveen Investments	53

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Media (continued)

217,730	Sirius XM Holdings Inc., (2)	$846,970

24,819	Starz, Class A, (2)	824,984

3,250	Time Warner Cable, Class A	500,663
	Total Media	4,474,020

	Metals & Mining – 1.2%

33,055	United States Steel Corporation	791,667

	Multiline Retail – 7.1%

17,210	Big Lots, Inc.	821,089

6,236	Dillard’s, Inc., Class A	811,678

11,441	Dollar General Corporation	830,845

11,763	Kohl’s Corporation	868,109

13,758	Macy’s, Inc.	876,660

8,900	Target Corporation	683,787
	Total Multiline Retail	4,892,168

	Oil, Gas & Consumable Fuels – 3.3%

10,921	CVTR Energy Inc.	458,573

99,288	Denbury Resources Inc.	834,019

163,150	SandRidge Energy Inc., (2)	288,776

11,311	Valero Energy Corporation	697,776
	Total Oil, Gas & Consumable Fuels	2,279,144

	Personal Products – 2.3%

83,474	Avon Products, Inc.	710,364

10,480	Estee Lauder Companies Inc., Class A	866,382
	Total Personal Products	1,576,746

	Pharmaceuticals – 1.2%

8,200	Johnson & Johnson	840,582

	Semiconductors & Semiconductor Equipment – 6.4%

34,571	Intel Corporation	1,149,486

8,810	Lam Research Corporation	726,473

49,398	Marvell Technology Group Ltd.	796,296

27,632	Micron Technology, Inc., (2)	847,473

39,277	NVIDIA Corporation	866,451
	Total Semiconductors & Semiconductor Equipment	4,386,179

	Software – 8.7%

15,176	Electronic Arts Inc., (2)	867,764

4,510	FactSet Research Systems Inc.	701,531

8,896	Intuit, Inc.	868,516

35,542	Microsoft Corporation	1,558,517

54	Nuveen Investments

Shares	Description (1)			Value

	Software (continued)

25,284	Oracle Corporation			$1,107,945

12,433	Red Hat, Inc., (2)			859,369
	Total Software			5,963,642

	Specialty Retail – 8.8%

12,440	AutoNation Inc., (2)			765,060

21,223	Best Buy Co., Inc.			808,596

12,191	Foot Locker, Inc.			684,768

10,397	Home Depot, Inc.			1,193,056

9,084	L Brands Inc.			834,456

12,735	Lowe’s Companies, Inc.			943,536

11,602	Murphy USA Inc., (2)			823,626
	Total Specialty Retail			6,053,098

	Technology, Hardware, Storage & Peripherals – 7.5%

19,462	Apple, Inc.			2,500,089

33,181	EMC Corporation			960,258

24,458	Hewlett-Packard Company			852,117

22,292	NetApp, Inc.			861,585
	Total Technology, Hardware, Storage & Peripherals			5,174,049

	Tobacco – 1.2%

12,453	Lorillard Inc.			852,034

	Trading Companies & Distributors – 1.1%

10,850	WESCO International Inc., (2)			753,316

	Wireless Telecommunication Services – 1.3%

26,340	T-Mobile US Inc., (2)			870,010
	Total Long-Term Investments (cost $108,588,853)			116,152,104

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

$691	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $690,920, collateralized by $535,000 U.S. Treasury Bonds, 4.375%, due 2/15/38, value $707,538	0.000%	3/02/15	$690,920
	Total Short-Term Investments (cost $690,920)			690,920
	Total Investments (cost $109,279,773) – 169.6%			116,843,024

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (87.2)% (3)

	Aerospace & Defense – (0.9)%

(9,812)	BE Aerospace Inc.			$(623,454)

(1)	KLX Inc., (2)			(40)
	Total Aerospace & Defense			(623,494)

Nuveen Investments	55

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Automobiles – (0.8)%

(2,632)	Tesla Motors Inc., (2)	$(535,191)

	Banks – (0.7)%

(4,141)	SVB Financial Group, (2)	(508,929)

	Beverages – (2.7)%

(6,394)	Brown-Forman Corporation	(586,266)

(14,426)	Coca-Cola Company	(624,646)

(5,416)	Constellation Brands, Inc., Class A, (2)	(621,324)
	Total Beverages	(1,832,236)

	Biotechnology – (0.8)%

(2,428)	Intercept Pharmaceuticals Incorporated, (2)	(537,486)

	Building Products – (1.8)%

(13,207)	Fortune Brands Home & Security	(611,748)

(5,807)	Lennox International Inc.	(605,438)
	Total Building Products	(1,217,186)

	Chemicals – (4.2)%

(3,058)	Air Products & Chemicals Inc.	(477,476)

(12,028)	Cytec Industries, Inc.	(631,831)

(6,903)	E.I. Du Pont de Nemours and Company	(537,399)

(9,441)	FMC Corporation	(598,654)

(25,039)	Platform Specialty Products Corporation, (2)	(645,505)
	Total Chemicals	(2,890,865)

	Commercial Services & Supplies – (0.7)%

(3,606)	Stericycle Inc., (2)	(486,702)

	Communications Equipment – (1.8)%

(19,058)	CommScope Holding Company Inc., (2)	(600,327)

(9,332)	Motorola Solutions Inc.	(634,016)
	Total Communications Equipment	(1,234,343)

	Construction & Engineering – (0.9)%

(21,079)	Quanta Services Incorporated, (2)	(606,654)

	Construction Materials – (1.8)%

(4,284)	Martin Marietta Materials	(609,742)

(7,626)	Vulcan Materials Company	(632,958)
	Total Construction Materials	(1,242,700)

	Containers & Packaging – (0.9)%

(13,185)	Sealed Air Corporation	(621,409)

	Distributors – (0.8)%

(22,677)	LKQ Corporation, (2)	(557,287)

56	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – (1.2)%

(11,900)	OGE Energy Corp.	$(386,869)

(9,772)	Southern Company	(447,460)
	Total Electric Utilities	(834,329)

	Electrical Equipment – (1.8)%

(19,746)	Babcock & Wilcox Company	(612,916)

(8,548)	Eaton PLC	(606,993)
	Total Electrical Equipment	(1,219,909)

	Electronic Equipment, Instruments & Components – (2.7)%

(11,165)	Amphenol Corporation, Class A	(630,376)

(43,857)	AVX Group	(624,962)

(6,920)	Zebra Technologies Corporation, Class A, (2)	(630,066)
	Total Electronic Equipment, Instruments & Components	(1,885,404)

	Energy Equipment & Services – (1.6)%

(14,240)	Halliburton Company	(611,466)

(35,253)	RPC Inc.	(473,800)
	Total Energy Equipment & Services	(1,085,266)

	Food Products – (5.4)%

(9,528)	Hain Celestial Group Inc., (2)	(595,786)

(6,051)	Hershey Foods Corporation	(627,973)

(9,550)	Kraft Foods Inc.	(611,773)

(8,319)	McCormick & Company, Incorporated	(627,086)

(16,451)	Mondelez International Inc.	(607,618)

(15,415)	WhiteWave Foods Company, (2)	(631,244)
	Total Food Products	(3,701,480)

	Health Care Equipment & Supplies – (1.6)%

(8,220)	Baxter International, Inc.	(568,413)

(3,495)	Cooper Companies, Inc.	(573,075)
	Total Health Care Equipment & Supplies	(1,141,488)

	Health Care Providers & Services – (1.8)%

(16,040)	Brookdale Senior Living Inc., (2)	(601,660)

(17,642)	Permier Inc., Class A, (2)	(646,756)
	Total Health Care Providers & Services	(1,248,416)

	Health Care Technology – (1.7)%

(4,610)	AthenaHealth Inc., (2)	(585,793)

(23,134)	IMS Health Holdings Inc., (2)	(608,887)
	Total Health Care Technology	(1,194,680)

	Household Durables – (5.9)%

(21,786)	D.R. Horton, Inc.	(594,976)

Nuveen Investments	57

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Household Durables (continued)

(12,742)	Garmin Limited	$(632,385)

(11,888)	Lennar Corporation, Class A	(596,896)

(442)	NVR Inc., (2)	(588,744)

(22,791)	Pulte Corporation	(514,165)

(29,900)	Taylor Morrison, (2)	(576,472)

(14,661)	Toll Brothers Inc., (2)	(561,663)
	Total Household Durables	(4,065,301)

	Insurance – (1.7)%

(12,356)	Arthur J. Gallagher & Co.	(580,608)

(16,117)	FNF Group	(591,816)
	Total Insurance	(1,172,424)

	Internet & Catalog Retail – (0.9)%

(1,588)	Amazon.com, Inc., (2)	(603,694)

	Internet Software & Services – (3.4)%

(3,408)	CoStar Group, Inc., (2)	(678,737)

(1,182)	Google Inc., Class A, (2)	(665,029)

(26,202)	Pandora Media, Inc., (2)	(387,790)

(12,594)	Twitter Inc., (2)	(605,520)
	Total Internet Software & Services	(2,337,076)

	IT Services – (0.6)%

(12,760)	VeriFone Holdings Inc., (2)	(449,024)

	Leisure Products – (0.8)%

(22,288)	Mattel, Inc.	(586,620)

	Life Sciences Tools & Services – (0.9)%

(33,167)	Bruker Biosciences Corporation, (2)	(631,168)

	Machinery – (5.2)%

(16,253)	Donaldson Company, Inc.	(602,011)

(15,046)	ITT Industries, Inc.	(617,939)

(16,292)	Navistar International Corporation, (2)	(474,260)

(13,237)	Oshkosh Truck Corporation	(645,833)

(9,308)	Toro Company	(629,686)

(5,317)	WABCO Holdings Inc.	(621,185)
	Total Machinery	(3,590,914)

	Media – (1.8)%

(29,429)	Dreamworks Animation SKG Inc., (2)	(630,075)

(19,022)	Lions Gate Entertainment Corporation, Equity	(619,927)
	Total Media	(1,250,002)

58	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – (0.9)%

(20,209)	Southern Copper Corporation	$(601,622)

	Multi-Utilities – (2.1)%

(5,800)	Alliant Energy Corporation	(368,880)

(14,027)	NiSource Inc.	(601,899)

(23,271)	TECO Energy, Inc.	(456,810)
	Total Multi-Utilities	(1,427,589)

	Oil, Gas & Consumable Fuels – (5.9)%

(18,495)	CONSOL Energy Inc.	(595,539)

(9,273)	Energen Corporation	(599,407)

(7,608)	EQT Corporation	(607,194)

(20,385)	Golar LNG, Limited	(632,343)

(7,799)	Phillips 66	(611,910)

(8,723)	Range Resources Corporation	(432,137)

(12,537)	Williams Companies, Inc.	(614,814)
	Total Oil, Gas & Consumable Fuels	(4,093,344)

	Pharmaceuticals – (2.5)%

(1,912)	Actavis PLC, (2)	(557,080)

(6,741)	Endo International PLC, (2)	(577,030)

(3,620)	Perrigo Company	(559,181)
	Total Pharmaceuticals	(1,693,291)

	Professional Services – (1.8)%

(4,189)	Towers Watson & Company, Class A Shares	(550,854)

(9,288)	Verisk Analytics Inc, Class A Shares, (2)	(666,971)
	Total Professional Services	(1,217,825)

	Road & Rail – (1.7)%

(6,979)	J.B. Hunt Transports Serives Inc.	(596,705)

(5,004)	Kansas City Southern Industries	(579,663)
	Total Road & Rail	(1,176,368)

	Semiconductors & Semiconductor Equipment – (5.5)%

(10,791)	Analog Devices, Inc.	(631,705)

(4,889)	Avago Technologies Limtied	(623,934)

(15,844)	Cree, Inc., (2)	(622,035)

(12,268)	Linear Technology Corporation	(591,134)

(28,764)	SunEdison Inc., (2)	(636,835)

(20,686)	SunPower Corporation, (2)	(675,605)
	Total Semiconductors & Semiconductor Equipment	(3,781,248)

	Software – (0.4)%

(2,605)	NetSuite Inc., (2)	(251,174)

Nuveen Investments	59

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail – (3.6)%

(4,061)	Advance Auto Parts, Inc.	$(629,171)

(12,143)	Cabela’s Incorporated, (2)	(661,065)

(9,090)	CarMax, Inc., (2)	(610,030)

(6,472)	Tiffany & Co.	(570,960)
	Total Specialty Retail	(2,471,226)

	Technology, Hardware, Storage & Peripherals – (0.5)%

(5,487)	Stratasys, Inc., (2)	(340,523)

	Textiles, Apparel & Luxury Goods – (1.3)%

(10,218)	Kate Spade & Company, (2)	(352,010)

(4,137)	Ralph Lauren Corporation	(568,465)
	Total Textiles, Apparel & Luxury Goods	(920,475)

	Thrifts & Mortgage Finance – (1.6)%

(50,083)	Hudson City Bancorp, Inc.	(488,810)

(44,410)	TFS Financial Corporation	(626,181)
	Total Thrifts & Mortgage Finance	(1,114,991)

	Trading Companies & Distributors – (0.9)%

(15,127)	Fastenal Company	(628,527)

	Water Utilities – (0.7)%

(18,011)	Aqua America Inc.	(476,211)
	Total Common Stocks Sold Short (proceeds $57,415,534)	(60,086,091)
	Other Assets Less Liabilities – 17.6%	12,151,147
	Net Assets – 100%	$68,908,080

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $77,586,999 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Equity Market Neutral Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 117.6%

	COMMON STOCKS – 117.6%

	Aerospace & Defense – 2.3%

3,700	Boeing Company	$558,145

3,900	Huntington Ingalls Industries Inc.	551,187
	Total Aerospace & Defense	1,109,332

	Air Freight & Logistics – 1.2%

7,800	C.H. Robinson Worldwide, Inc.	579,540

	Airlines – 1.1%

11,700	Delta Air Lines, Inc.	520,884

	Auto Components – 3.3%

6,000	Delphi Automotive PLC	473,040

5,000	Lear Corporation	544,600

5,300	Visteon Corporation, (2)	532,809
	Total Auto Components	1,550,449

	Automobiles – 1.9%

32,900	Ford Motor Company	537,586

5,800	Thor Industries, Inc.	357,628
	Total Automobiles	895,214

	Banks – 1.0%

29,700	Bank of America Corporation	469,557

	Beverages – 2.3%

7,200	Dr. Pepper Snapple Group	567,288

5,300	PepsiCo, Inc.	524,594
	Total Beverages	1,091,882

	Biotechnology – 3.6%

3,600	Amgen Inc.	567,792

5,500	Gilead Sciences, Inc.	569,415

3,800	United Therapeutics Corporation, (2)	589,190
	Total Biotechnology	1,726,397

	Capital Markets – 3.4%

13,500	Eaton Vance Corporation	568,350

2,600	Goldman Sachs Group, Inc.	493,454

11,000	Lazard Limited	559,680
	Total Capital Markets	1,621,484

Nuveen Investments	61

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 1.6%

6,500	Albemarle Corporation	$367,705

8,300	Cabot Corporation	374,496
	Total Chemicals	742,201

	Communications Equipment – 0.5%

18,200	Brocade Communications Systems Inc.	225,498

	Construction & Engineering – 1.1%

17,800	AECOM, (2)	535,068

	Diversified Consumer Services – 2.1%

20,200	Apollo Group, Inc., (2)	558,530

12,300	Devry Education Group Inc.	449,565
	Total Diversified Consumer Services	1,008,095

	Diversified Financial Services – 0.2%

800	CME Group, Inc.	76,744

	Diversified Telecommunication Services – 3.8%

14,300	CenturyLink Inc.	541,398

66,400	Frontier Communications Corporation	529,872

21,500	Intelsat SA, (2)	265,955

59,500	Windstream Holdings Inc.	469,455
	Total Diversified Telecommunication Services	1,806,680

	Electrical Equipment – 0.7%

4,500	Regal-Beloit Corporation	350,730

	Electronic Equipment, Instruments & Components – 4.7%

9,500	Arrow Electronics, Inc., (2)	588,620

21,200	Corning Incorporated	517,280

25,100	Jabil Circuit Inc.	551,447

38,600	Vishay Intertechnology Inc.	549,664
	Total Electronic Equipment, Instruments & Components	2,207,011

	Energy Equipment & Services – 0.0%

1	Seventy Seven Energy Inc., (2)	5

	Food & Staples Retailing – 1.1%

3,400	Costco Wholesale Corporation	499,664

	Food Products – 3.3%

10,900	Archer-Daniels-Midland Company	521,892

5,800	Bunge Limited	474,324

20,800	Pilgrim’s Pride Corporation, (2)	570,544
	Total Food Products	1,566,760

62	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.3%

2,700	CareFusion Corporation, (2)	$162,216

4,200	Edwards Lifesciences Corporation, (2)	558,684

5,700	Saint Jude Medical Inc.	380,076
	Total Health Care Equipment & Supplies	1,100,976

	Health Care Providers & Services – 6.9%

5,700	Aetna Inc.	567,435

4,800	AmerisourceBergen Corporation	493,248

3,800	Anthem Inc.	556,510

6,000	Cardinal Health, Inc.	527,940

4,800	CIGNA Corporation	583,824

4,700	UnitedHealth Group Incorporated	534,061
	Total Health Care Providers & Services	3,263,018

	Hotels, Restaurants & Leisure – 3.4%

8,000	Brinker International Inc.	475,680

700	Marriott International, Inc., Class A	58,170

32,700	Penn National Gaming, Inc., (2)	532,683

5,900	Wyndham Worldwide Corporation	539,732
	Total Hotels, Restaurants & Leisure	1,606,265

	Household Durables – 1.7%

6,100	Leggett and Platt Inc.	274,805

2,600	Whirlpool Corporation	551,070
	Total Household Durables	825,875

	Household Products – 1.2%

6,000	Spectrum Brands Inc.	562,080

	Insurance – 3.7%

3,000	Aspen Insurance Holdings Limited	137,550

21,300	Assured Guaranty Limited	564,876

4,300	PartnerRe Limited	492,350

5,200	RenaisasnceRE Holdings, Limited	533,156
	Total Insurance	1,727,932

	Internet & Catalog Retail – 1.2%

6,400	Expedia, Inc.	587,200

	Internet Software & Services – 3.5%

12,400	AOL Inc., (2)	502,696

8,300	IAC/InterActiveCorp.	559,586

9,000	VeriSign, Inc., (2)	576,180
	Total Internet Software & Services	1,638,462

Nuveen Investments	63

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	IT Services – 6.2%

17,800	Booz Allen Hamilton Holding	$529,728

1,200	Broadridge Financial Solutions, Inc.	63,876

7,000	Computer Sciences Corporation	496,440

6,500	Gartner Inc., (2)	540,215

25,200	Genpact Limited, (2)	559,944

4,800	Teradata Corporation, (2)	213,696

39,700	Xerox Corporation	541,905
	Total IT Services	2,945,804

	Machinery – 5.2%

17,600	Allision Transmission Holdings Inc.	560,032

3,700	Caterpillar Inc.	306,730

11,100	Joy Global Inc.	491,952

5,400	Pall Corporation	544,374

16,700	Trinity Industries Inc.	561,454
	Total Machinery	2,464,542

	Media – 5.7%

27,500	Cablevision Systems Corporation	516,450

6,400	DirecTV, (2)	567,040

15,700	Gannett Company Inc.	555,780

5,400	Scripps Networks Interactive, Class A Shares	390,420

7,800	Starz, Class A, (2)	259,272

2,600	Time Warner Cable, Class A	400,530
	Total Media	2,689,492

	Metals & Mining – 0.9%

18,200	United States Steel Corporation	435,890

	Multiline Retail – 4.8%

11,900	Big Lots, Inc.	567,749

4,300	Dillard’s, Inc., Class A	559,688

8,100	Kohl’s Corporation	597,780

7,200	Target Corporation	553,176
	Total Multiline Retail	2,278,393

	Oil, Gas & Consumable Fuels – 5.4%

14,400	CVTR Energy Inc.	604,656

60,700	Denbury Resources Inc.	509,880

14,200	Newfield Exploration Company, (2)	469,026

38,500	Oasis Petroleum Inc., (2)	551,705

245,400	SandRidge Energy Inc., (2)	434,358
	Total Oil, Gas & Consumable Fuels	2,569,625

64	Nuveen Investments

Shares	Description (1)	Value

	Paper & Forest Products – 0.8%

6,300	International Paper Company	$355,383

	Personal Products – 2.2%

58,500	Avon Products, Inc.	497,835

6,700	Estee Lauder Companies Inc., Class A	553,889
	Total Personal Products	1,051,724

	Pharmaceuticals – 1.2%

9,300	AbbVie Inc.	562,650

	Semiconductors & Semiconductor Equipment – 0.2%

5,100	NVIDIA Corporation	112,506

	Software – 7.5%

5,700	CA Technologies	185,364

8,800	Citrix Systems, (2)	560,340

9,900	Electronic Arts Inc., (2)	566,082

5,500	Intuit, Inc.	536,965

13,000	Microsoft Corporation	570,050

12,900	Oracle Corporation	565,278

8,100	Red Hat, Inc., (2)	559,872
	Total Software	3,543,951

	Specialty Retail – 5.8%

15,100	Abercrombie & Fitch Co., Class A	373,574

14,200	Best Buy Co., Inc.	541,020

12,000	Gap, Inc.	499,200

5,000	Home Depot, Inc.	573,750

8,000	Lowe’s Companies, Inc.	592,720

1,000	PetSmart Inc.	82,910

5,600	Staples, Inc.	93,884
	Total Specialty Retail	2,757,058

	Technology, Hardware, Storage & Peripherals – 6.4%

4,600	Apple, Inc.	590,916

20,100	EMC Corporation	581,694

14,400	Hewlett-Packard Company	501,696

12,200	Lexmark International, Inc., Class A	520,452

13,900	NetApp, Inc.	537,235

2,900	Western Digital Corporation	310,242
	Total Technology, Hardware, Storage & Peripherals	3,042,235

	Tobacco – 1.2%

8,200	Lorillard Inc.	561,044

Nuveen Investments	65

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)			Value

	Trading Companies & Distributors – 1.0%

7,100	WESCO International Inc., (2)			$492,953
	Total Long-Term Investments (cost $51,344,044)			55,758,253

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

$482	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $482,081, collateralized by $365,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $493,663	0.000%	3/02/15	$482,081
	Total Short-Term Investments (cost $482,081)			482,081
	Total Investments (cost $51,826,125) – 118.6%			56,240,334

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (94.5)% (3)

	Airlines – (0.9)%

(8,700)	American Airlines Group Inc.			$(416,730)

	Automobiles – (0.6)%

(1,500)	Tesla Motors Inc., (2)			(305,010)

	Biotechnology – (1.1)%

(2,300)	Intercept Pharmaceuticals Incorporated, (2)			(509,151)

	Building Products – (2.9)%

(9,200)	Fortune Brands Home & Security			(426,144)

(4,700)	Lennox International Inc.			(490,022)

(11,000)	Owens Corning			(436,260)
	Total Building Products			(1,352,426)

	Capital Markets – (0.2)%

(2,200)	Interactive Brokers Group, Inc.			(70,114)

	Chemicals – (5.7)%

(2,900)	Air Products & Chemicals Inc.			(452,806)

(8,700)	Cytec Industries, Inc.			(457,011)

(5,800)	E.I. Du Pont de Nemours and Company			(451,530)

(7,100)	FMC Corporation			(450,211)

(18,300)	Platform Specialty Products Corporation, (2)			(471,774)

(4,300)	WR Grace & Company, (2)			(426,345)
	Total Chemicals			(2,709,677)

	Communications Equipment – (3.3)%

(15,000)	CommScope Holding Company Inc., (2)			(472,500)

(12,000)	JDS Uniphase Corporation, (2)			(165,240)

(6,700)	Motorola Solutions Inc.			(455,198)

66	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

(3,400)	Palo Alto Networks, Incorporated, (2)	$(483,548)
	Total Communications Equipment	(1,576,486)

	Construction & Engineering – (0.7)%

(12,000)	Quanta Services Incorporated, (2)	(345,360)

	Construction Materials – (1.0)%

(5,500)	Vulcan Materials Company	(456,500)

	Consumer Finance – (1.0)%

(49,000)	SLM Corporation	(464,030)

	Containers & Packaging – (0.9)%

(9,500)	Sealed Air Corporation	(447,735)

	Electric Utilities – (1.6)%

(3,900)	NextEra Energy Inc.	(403,494)

(11,100)	OGE Energy Corp.	(360,861)
	Total Electric Utilities	(764,355)

	Electrical Equipment – (0.8)%

(7,500)	Solarcity Corporation, (2)	(385,200)

	Electronic Equipment, Instruments & Components – (3.6)%

(31,700)	AVX Group	(451,725)

(13,500)	FLIR Systems Inc.	(435,780)

(5,500)	National Instruments Corporation	(171,270)

(6,600)	Trimble Navigation Limited, (2)	(172,524)

(5,200)	Zebra Technologies Corporation, Class A, (2)	(473,460)
	Total Electronic Equipment, Instruments & Components	(1,704,759)

	Energy Equipment & Services – (2.2)%

(10,600)	Halliburton Company	(455,164)

(50,700)	McDermott International Inc., (2)	(126,750)

(32,900)	RPC Inc.	(442,176)
	Total Energy Equipment & Services	(1,024,090)

	Food Products – (0.9)%

(12,200)	Mondelez International Inc.	(450,607)

	Health Care Equipment & Supplies – (0.4)%

(2,800)	Baxter International, Inc.	(193,620)

	Health Care Providers & Services – (1.9)%

(11,900)	Brookdale Senior Living Inc., (2)	(446,369)

(12,500)	Permier Inc., Class A, (2)	(458,250)
	Total Health Care Providers & Services	(904,619)

Nuveen Investments	67

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Technology – (0.2)%

(8,100)	Allscripts Healthcare Solutions Inc., (2)	$(97,241)

	Hotels, Restaurants & Leisure – (0.8)%

(2,800)	Wynn Resorts Ltd	(399,000)

	Household Durables – (7.5)%

(17,900)	D.R. Horton, Inc.	(488,849)

(7,400)	Garmin Limited	(367,262)

(9,200)	Lennar Corporation, Class A	(461,932)

(2,400)	Mohawk Industries Inc., (2)	(442,440)

(300)	NVR Inc., (2)	(399,600)

(20,900)	Pulte Corporation	(471,504)

(24,800)	Taylor Morrison, (2)	(478,144)

(12,200)	Toll Brothers Inc., (2)	(467,382)
	Total Household Durables	(3,577,113)

	Insurance – (1.9)%

(9,700)	Arthur J. Gallagher & Co.	(455,803)

(11,700)	FNF Group	(429,624)
	Total Insurance	(885,427)

	Internet & Catalog Retail – (1.0)%

(1,200)	Amazon.com, Inc., (2)	(456,192)

	Internet Software & Services – (3.1)%

(2,300)	CoStar Group, Inc., (2)	(458,068)

(400)	LinkedIn Corporation, Class A Shares, (2)	(106,880)

(26,100)	Pandora Media, Inc., (2)	(386,280)

(9,200)	Twitter Inc., (2)	(442,336)

(1,800)	Yelp Incorporated, (2)	(86,400)
	Total Internet Software & Services	(1,479,964)

	IT Services – (0.9)%

(19,800)	Sabre Corporation	(430,848)

	Leisure Products – (0.8)%

(14,000)	Mattel, Inc.	(368,480)

	Machinery – (4.6)%

(12,200)	Donaldson Company, Inc.	(451,888)

(11,000)	ITT Industries, Inc.	(451,770)

(21,500)	Manitowoc Company Inc.	(475,795)

(16,000)	Navistar International Corporation, (2)	(465,760)

(6,700)	Oshkosh Truck Corporation	(326,893)
	Total Machinery	(2,172,106)

68	Nuveen Investments

Shares	Description (1)	Value

	Media – (1.8)%

(20,300)	Dreamworks Animation SKG Inc., (2)	$(434,623)

(11,000)	Thomson Corporation	(431,970)
	Total Media	(866,593)

	Metals & Mining – (1.9)%

(13,300)	Allegheny Technologies, Inc.	(447,678)

(15,100)	Southern Copper Corporation	(449,527)
	Total Metals & Mining	(897,205)

	Multi-Utilities – (3.8)%

(6,300)	Dominion Resources, Inc.	(454,167)

(20,100)	MDU Resources Group Inc.	(448,230)

(10,500)	NiSource Inc.	(450,555)

(4,200)	Sempra Energy	(454,440)
	Total Multi-Utilities	(1,807,392)

	Oil, Gas & Consumable Fuels – (10.4)%

(1,700)	Cabot Oil & Gas Corporation	(49,300)

(6,100)	Cheniere Energy Inc., (2)	(491,843)

(49,700)	Cobalt International Energy, Inc., (2)	(508,928)

(14,000)	CONSOL Energy Inc.	(450,800)

(7,000)	Energen Corporation	(452,480)

(14,500)	Golar LNG, Limited	(449,790)

(4,800)	Gulfport Energy Corporation, (2)	(219,888)

(5,600)	Phillips 66	(439,376)

(2,400)	Pioneer Natural Resources Company	(366,048)

(12,900)	QEP Resources Inc.	(275,028)

(6,200)	Range Resources Corporation	(307,148)

(12,600)	Spectra Energy Corporation	(447,174)

(9,300)	Williams Companies, Inc.	(456,072)
	Total Oil, Gas & Consumable Fuels	(4,913,875)

	Pharmaceuticals – (3.2)%

(1,400)	Actavis PLC, (2)	(407,904)

(5,700)	Endo International PLC, (2)	(487,920)

(2,600)	Perrigo Company	(401,622)

(13,300)	Theravance Inc.	(240,198)
	Total Pharmaceuticals	(1,537,644)

	Professional Services – (0.9)%

(3,300)	Towers Watson & Company, Class A Shares	(433,950)

	Road & Rail – (1.0)%

(5,300)	J.B. Hunt Transports Serives Inc.	(453,150)

Nuveen Investments	69

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – (4.8)%

(7,700)	Analog Devices, Inc.	$(450,758)

(12,100)	Cree, Inc., (2)	(475,046)

(9,600)	Linear Technology Corporation	(462,576)

(20,300)	SunEdison Inc., (2)	(449,442)

(14,100)	SunPower Corporation, (2)	(460,506)
	Total Semiconductors & Semiconductor Equipment	(2,298,328)

	Software – (5.2)%

(9,800)	FireEye Inc., (2)	(433,846)

(4,300)	NetSuite Inc., (2)	(414,606)

(5,800)	ServiceNow Inc., (2)	(442,308)

(6,500)	Splunk Inc., (2)	(437,125)

(4,600)	Workday Inc., Class A, (2)	(393,300)

(139,600)	Zynga Inc., (2)	(321,080)
	Total Software	(2,442,265)

	Specialty Retail – (4.1)%

(8,200)	Cabela’s Incorporated, (2)	(446,408)

(6,700)	CarMax, Inc., (2)	(449,637)

(3,800)	Signet Jewelers Limited	(455,544)

(5,100)	Tiffany & Co.	(449,922)

(1,600)	Tractor Supply Company	(140,992)
	Total Specialty Retail	(1,942,503)

	Technology, Hardware, Storage & Peripherals – (0.7)%

(5,500)	Stratasys, Inc., (2)	(341,330)

	Textiles, Apparel & Luxury Goods – (2.9)%

(13,900)	Kate Spade & Company, (2)	(478,855)

(4,200)	PVH Corporation	(447,426)

(1,500)	Ralph Lauren Corporation	(206,115)

(3,000)	Under Armour, Inc., (2)	(231,030)
	Total Textiles, Apparel & Luxury Goods	(1,363,426)

	Tobacco – (0.8)%

(4,900)	Reynolds American Inc.	(370,538)

	Trading Companies & Distributors – (0.8)%

(9,400)	Fastenal Company	(390,570)

70	Nuveen Investments

Shares	Description (1)	Value

	Water Utilities – (1.7)%

(7,500)	American Water Works Company	$(405,600)

(15,300)	Aqua America Inc.	(404,532)
	Total Water Utilities	(810,132)
	Total Common Stocks Sold Short (proceeds $43,404,755)	(44,815,741)
	Other Assets Less Liabilities – 75.9%	36,011,559
	Net Assets – 100%	$47,436,152

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $16,114,192 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	71

Nuveen Growth Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 3.6%

3,089	Precision Castparts Corporation	$668,151

10,546	United Technologies Corporation	1,285,663
	Total Aerospace & Defense	1,953,814

	Banks – 1.3%

12,781	Wells Fargo & Company	700,271

	Beverages – 7.7%

16,562	Coca-Cola Company	717,135

18,396	Dr. Pepper Snapple Group	1,449,421

20,664	PepsiCo, Inc.	2,045,323
	Total Beverages	4,211,879

	Biotechnology – 7.7%

12,885	Amgen Inc.	2,032,222

9,674	Celgene Corporation, (2)	1,175,681

9,850	Gilead Sciences, Inc.	1,019,771
	Total Biotechnology	4,227,674

	Chemicals – 1.6%

15,724	Albemarle Corporation	889,507

	Communication Equipment – 0.8%

6,120	QUALCOMM, Inc.	443,761

	Containers & Packaging – 2.2%

8,722	Ball Corporation	625,455

11,090	Crown Holdings Inc., (2)	587,770
	Total Containers & Packaging	1,213,225

	Diversified Financial Services – 1.1%

10,082	CBOE Holdings, Inc.	605,222

	Diversified Telecommunication Services – 1.8%

19,609	Verizon Communications Inc.	969,665

	Energy Equipment & Services – 0.8%

5,076	Schlumberger Limited	427,196

	Food & Staples Retailing – 3.8%

8,927	Costco Wholesale Corporation	1,311,912

7,477	CVS Caremark Corporation	776,636
	Total Food & Staples Retailing	2,088,548

72	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 1.7%

19,905	Archer-Daniels-Midland Company	$953,051

	Health Care Equipment & Supplies – 1.5%

12,592	ResMed Inc.	810,421

	Health Care Providers & Services – 6.4%

12,281	Aetna Inc.	1,222,574

5,694	AmerisourceBergen Corporation	585,115

11,569	Express Scripts, Holding Company, (2)	980,936

3,219	McKesson HBOC Inc.	736,185
	Total Health Care Providers & Services	3,524,810

	Industrial Conglomerates – 3.4%

12,592	Danaher Corporation	1,099,030

4,580	Roper Industries Inc.	767,471
	Total Industrial Conglomerates	1,866,501

	Insurance – 1.0%

6,287	Reinsurance Group of America Inc.	561,492

	IT Services – 9.8%

14,041	Accenture Limited	1,264,111

13,593	Gartner Inc., (2)	1,129,714

3,672	International Business Machines Corporation (IBM)	594,644

9,157	MasterCard, Inc.	825,320

5,646	Visa Inc.	1,531,816
	Total IT Services	5,345,605

	Leisure Equipment & Products – 1.4%

4,924	Polaris Industries Inc.	754,997

	Machinery – 2.2%

8,626	Dover Corporation	621,503

4,745	Parker Hannifin Corporation	582,164
	Total Machinery	1,203,667

	Media – 7.0%

17,832	Comcast Corporation, Class A	1,058,864

14,326	DirecTV, (2)	1,269,284

10,440	Discovery Communications inc., Class A Shares, (2)	337,212

11,441	Walt Disney Company	1,190,779
	Total Media	3,856,139

	Multiline Retail – 2.0%

14,461	Target Corporation	1,111,039

	Personal Products – 1.3%

8,596	Estee Lauder Companies Inc., Class A	710,631

Nuveen Investments	73

Nuveen Growth Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)			Value

	Pharmaceuticals – 1.3%

3,127	Allergan, Inc.			$727,778

	Software – 10.4%

13,974	Intuit, Inc.			1,364,282

55,250	Microsoft Corporation			2,422,713

43,467	Oracle Corporation			1,904,724
	Total Software			5,691,719

	Specialy Retail – 7.7%

22,257	Gap, Inc.			925,891

22,751	Home Depot, Inc.			2,610,677

8,458	PetSmart Inc.			701,253
	Total Specialy Retail			4,237,821

	Technology, Hardware, Storage, Peripherals – 7.7%

24,301	Apple, Inc.			3,121,706

37,415	EMC Corporation			1,082,790
	Total Technology, Hardware, Storage, Peripherals			4,204,496

	Textiles, Apparel, & Luxury Goods – 1.0%

5,502	Nike, Inc., Class B			534,354

	Tobacco – 1.0%

6,571	Philip Morris International			545,130
	Total Long-Term Investments (cost $40,736,309)			54,370,413

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.2%

$1,218	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $1,218,235, collateralized by $925,000 U.S. Treasury Bonds, 4.375%, due 5/15/40, value $1,244,125	0.000%	3/02/15	$1,218,235
	Total Short-Term Investments (cost $1,218,235)			1,218,235
	Total Investments (cost $41,954,544) – 101.4%			55,588,648
	Other Assets Less Liabilities – (1.4)%			(771,902)
	Net Assets – 100%			$54,816,746

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

74	Nuveen Investments

Nuveen Large Cap Core Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 2.0%

20,000	Boeing Company	$3,017,000

6,000	Huntington Ingalls Industries Inc.	847,980

3,000	Triumph Group Inc.	179,370
	Total Aerospace & Defense	4,044,350

	Air, Freight & Logistics – 1.1%

28,000	C.H. Robinson Worldwide, Inc.	2,080,400

	Airlines – 1.1%

49,000	Delta Air Lines, Inc.	2,181,480

	Auto Components – 1.6%

4,600	Delphi Automotive PLC	362,664

14,000	Lear Corporation	1,524,880

12,000	Visteon Corporation, (2)	1,206,360
	Total Auto Components	3,093,904

	Automobiles – 1.7%

145,000	Ford Motor Company	2,369,300

16,000	Thor Industries, Inc.	986,560
	Total Automobiles	3,355,860

	Banks – 2.1%

153,000	Bank of America Corporation	2,418,930

22,100	JP Morgan Chase & Co.	1,354,288

8,000	Wells Fargo & Company	438,320
	Total Banks	4,211,538

	Beverages – 1.7%

16,000	Dr. Pepper Snapple Group	1,260,640

22,000	PepsiCo, Inc.	2,177,560
	Total Beverages	3,438,200

	Biotechnology – 3.3%

20,000	Amgen Inc.	3,154,400

33,000	Gilead Sciences, Inc.	3,416,490
	Total Biotechnology	6,570,890

	Capital Markets – 3.4%

49,000	Eaton Vance Corporation	2,062,900

14,000	Goldman Sachs Group, Inc.	2,657,060

Nuveen Investments	75

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

39,000	Lazard Limited	$1,984,320
	Total Capital Markets	6,704,280

	Chemicals – 1.0%

22,000	Albemarle Corporation	1,244,540

18,300	Cabot Corporation	825,696
	Total Chemicals	2,070,236

	Diversified Consumer Services – 0.8%

38,000	Apollo Group, Inc., (2)	1,050,700

17,000	Devry Education Group Inc.	621,350
	Total Diversified Consumer Services	1,672,050

	Diversified Financial Services – 1.6%

4,000	Berkshire Hathaway Inc., Class B, (2)	589,640

8,000	NASDAQ Stock Market, Inc.	401,280

47,000	Voya Financial Inc.	2,076,930
	Total Diversified Financial Services	3,067,850

	Diversified Telecommunication Services – 3.2%

59,000	CenturyLink Inc.	2,233,740

234,000	Frontier Communications Corporation	1,867,320

18,000	Intelsat SA, (2)	222,660

258,000	Windstream Holdings Inc.	2,035,620
	Total Diversified Telecommunication Services	6,359,340

	Electronic Equipment, Instruments & Components – 4.4%

32,000	Arrow Electronics, Inc., (2)	1,982,720

44,000	Avnet Inc.	2,015,640

67,000	Corning Incorporated	1,634,800

82,000	Jabil Circuit Inc.	1,801,540

88,000	Vishay Intertechnology Inc.	1,253,120
	Total Electronic Equipment, Instruments & Components	8,687,820

	Food & Staples Retailing – 0.7%

10,000	Costco Wholesale Corporation	1,469,600

	Food Products – 2.0%

41,000	Archer-Daniels-Midland Company	1,963,080

74,000	Pilgrim’s Pride Corporation, (2)	2,029,820
	Total Food Products	3,992,900

	Health Care Equipment & Supplies – 2.1%

16,000	Edwards Lifesciences Corporation, (2)	2,128,320

29,000	Saint Jude Medical Inc.	1,933,720
	Total Health Care Equipment & Supplies	4,062,040

76	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 7.4%

23,000	Aetna Inc.	$2,289,650

21,000	AmerisourceBergen Corporation	2,157,960

16,000	Anthem Inc.	2,343,200

26,000	Cardinal Health, Inc.	2,287,740

18,000	CIGNA Corporation	2,189,340

2,000	McKesson HBOC Inc.	457,400

26,000	UnitedHealth Group Incorporated	2,954,380
	Total Health Care Providers & Services	14,679,670

	Hotels, Restaurants & Leisure – 1.6%

6,100	Brinker International Inc.	362,706

15,000	Marriott International, Inc., Class A	1,246,500

26,600	Penn National Gaming, Inc., (2)	433,314

13,000	Wyndham Worldwide Corporation	1,189,240
	Total Hotels, Restaurants & Leisure	3,231,760

	Household Durables – 0.2%

1,900	Whirlpool Corporation	402,705

	Household Products – 1.1%

3,000	Procter & Gamble Company	255,390

21,000	Spectrum Brands Inc.	1,967,280
	Total Household Products	2,222,670

	Industrial Conglomerates – 0.2%

15,000	General Electric Company	389,850

	Insurance – 4.8%

4,900	Aspen Insurance Holdings Limited	224,665

76,000	Assured Guaranty Limited	2,015,520

8,000	Everest Reinsurance Group Ltd	1,419,440

15,000	PartnerRe Limited	1,717,500

3,200	Reinsurance Group of America Inc.	285,792

17,000	RenaisasnceRE Holdings, Limited	1,743,010

19,000	Travelers Companies, Inc.	2,041,360
	Total Insurance	9,447,287

	Internet & Catalog Retail – 0.9%

20,000	Expedia, Inc.	1,835,000

	Internet Software & Services – 1.9%

41,000	AOL Inc., (2)	1,662,140

32,000	VeriSign, Inc., (2)	2,048,640
	Total Internet Software & Services	3,710,780

Nuveen Investments	77

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	IT Services – 3.4%

12,700	Computer Sciences Corporation	$900,684

19,000	Gartner Inc., (2)	1,579,090

91,000	Genpact Limited, (2)	2,022,020

159,000	Xerox Corporation	2,170,350
	Total IT Services	6,672,144

	Machinery – 4.1%

63,000	Allision Transmission Holdings Inc.	2,004,660

16,000	Caterpillar Inc.	1,326,400

14,000	Joy Global Inc.	620,480

17,000	Parker Hannifin Corporation	2,085,730

60,000	Trinity Industries Inc.	2,017,200
	Total Machinery	8,054,470

	Media – 6.6%

103,000	Cablevision Systems Corporation	1,934,340

54,000	Comcast Corporation, Class A	3,206,520

27,000	DirecTV, (2)	2,392,200

58,000	Gannett Company Inc.	2,053,200

11,000	Scripps Networks Interactive, Class A Shares	795,300

65,000	Sirius XM Holdings Inc., (2)	252,850

16,000	Time Warner Cable, Class A	2,464,800
	Total Media	13,099,210

	Multiline Retail – 3.3%

42,000	Big Lots, Inc.	2,003,820

8,200	Dillard’s, Inc., Class A	1,067,312

17,300	Kohl’s Corporation	1,276,740

28,000	Target Corporation	2,151,240
	Total Multiline Retail	6,499,112

	Oil, Gas & Consumable Fuels – 2.9%

18,000	CVTR Energy Inc.	755,820

239,000	Denbury Resources Inc.	2,007,600

18,000	Exxon Mobil Corporation	1,593,720

807,000	SandRidge Energy Inc., (2)	1,428,390
	Total Oil, Gas & Consumable Fuels	5,785,530

	Paper & Forest Products – 0.1%

5,100	International Paper Company	287,691

	Pharmaceuticals – 2.4%

13,000	AbbVie Inc.	786,500

7,000	Johnson & Johnson	717,570

78	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

96,000	Pfizer Inc.	$3,294,720
	Total Pharmaceuticals	4,798,790

	Software – 7.5%

32,000	Citrix Systems, (2)	2,037,600

37,000	Electronic Arts Inc., (2)	2,115,660

12,100	Intuit, Inc.	1,181,323

121,000	Microsoft Corporation	5,305,850

75,000	Oracle Corporation	3,286,500

12,000	Red Hat, Inc., (2)	829,440
	Total Software	14,756,373

	Specialty Retail – 6.2%

55,000	Best Buy Co., Inc.	2,095,500

35,000	Chico’s FAS, Inc.	638,050

45,000	Gap, Inc.	1,872,000

28,000	Home Depot, Inc.	3,213,000

33,000	Lowe’s Companies, Inc.	2,444,970

115,000	Staples, Inc.	1,927,975
	Total Specialty Retail	12,191,495

	Technology, Hardware, Storage & Peripherals – 9.2%

70,000	Apple, Inc.	8,992,200

87,000	EMC Corporation	2,517,780

76,000	Hewlett-Packard Company	2,647,840

43,000	Lexmark International, Inc., Class A	1,834,380

47,000	NetApp, Inc.	1,816,550

3,000	Western Digital Corporation	320,940
	Total Technology, Hardware, Storage & Peripherals	18,129,690

	Tobacco – 1.1%

32,000	Lorillard Inc.	2,189,440

	Trading Companies & Distributors – 0.8%

23,000	WESCO International Inc., (2)	1,596,890
	Total Long-Term Investments (cost $184,077,244)	197,043,295

Nuveen Investments	79

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

$658	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $657,550, collateralized by $500,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $676,250	0.000%	3/02/15	$657,550
	Total Short-Term Investments (cost $657,550)			657,550
	Total Investments (cost $184,734,794) – 99.8%			197,700,845
	Other Assets Less Liabilities – 0.2%			395,302
	Net Assets – 100%			$198,096,147

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

80	Nuveen Investments

Nuveen Large Cap Core Plus Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 128.9%

	COMMON STOCKS – 128.9%

	Aerospace & Defense – 2.2%

16,000	Boeing Company	$2,413,600

2,000	General Dynamics Corporation	277,560
	Total Aerospace & Defense	2,691,160

	Air Freight & Logistics – 1.4%

22,000	C.H. Robinson Worldwide, Inc.	1,634,600

	Airlines – 1.2%

33,000	Delta Air Lines, Inc.	1,469,160

	Auto Components – 3.0%

8,600	Delphi Automotive PLC	678,024

14,000	Lear Corporation	1,524,880

14,000	Visteon Corporation, (2)	1,407,420
	Total Auto Components	3,610,324

	Automobiles – 2.0%

118,000	Ford Motor Company	1,928,120

7,000	Thor Industries, Inc.	431,620
	Total Automobiles	2,359,740

	Banks – 3.1%

130,000	Bank of America Corporation	2,055,300

20,900	JPMorgan Chase & Co.	1,280,752

6,000	Wells Fargo & Company	328,740
	Total Banks	3,664,792

	Beverages – 1.9%

23,000	PepsiCo, Inc.	2,276,540

	Biotechnology – 4.2%

15,000	Amgen Inc.	2,365,800

26,000	Gilead Sciences, Inc.	2,691,780
	Total Biotechnology	5,057,580

	Capital Markets – 4.4%

38,000	Eaton Vance Corporation	1,599,800

11,000	Goldman Sachs Group, Inc.	2,087,690

31,000	Lazard Limited	1,577,280
	Total Capital Markets	5,264,770

Nuveen Investments	81

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 1.8%

23,000	Albemarle Corporation	$1,301,110

18,900	Cabot Corporation	852,768
	Total Chemicals	2,153,878

	Communications Equipment – 0.3%

29,000	Brocade Communications Systems Inc.	359,310

	Diversified Consumer Services – 1.7%

45,000	Apollo Group, Inc., (2)	1,244,250

22,000	Devry Education Group Inc.	804,100
	Total Diversified Consumer Services	2,048,350

	Diversified Financial Services – 0.9%

3,000	Berkshire Hathaway Inc., Class B, (2)	442,230

15,000	Voya Financial Inc.	662,850
	Total Diversified Financial Services	1,105,080

	Diversified Telecommunication Services – 4.1%

46,000	CenturyLink Inc.	1,741,560

189,000	Frontier Communications Corporation	1,508,220

30,600	Intelsat SA, (2)	378,522

172,000	Windstream Holdings Inc.	1,357,080
	Total Diversified Telecommunication Services	4,985,382

	Electrical Equipment – 0.4%

5,400	Regal-Beloit Corporation	420,876

	Electronic Equipment, Instruments & Components – 4.0%

13,000	Arrow Electronics, Inc., (2)	805,480

63,000	Corning Incorporated	1,537,200

68,000	Jabil Circuit Inc.	1,493,960

72,000	Vishay Intertechnology Inc.	1,025,280
	Total Electronic Equipment, Instruments & Components	4,861,920

	Food & Staples Retailing – 1.2%

10,000	Costco Wholesale Corporation	1,469,600

	Food Products – 3.3%

33,000	Archer-Daniels-Midland Company	1,580,040

10,000	Bunge Limited	817,800

58,000	Pilgrim’s Pride Corporation, (2)	1,590,940
	Total Food Products	3,988,780

	Health Care Equipment & Supplies – 2.7%

12,000	Edwards Lifesciences Corporation, (2)	1,596,240

25,000	Saint Jude Medical Inc.	1,667,000
	Total Health Care Equipment & Supplies	3,263,240

82	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 9.9%

18,000	Aetna Inc.	$1,791,900

17,000	AmerisourceBergen Corporation	1,746,920

13,000	Anthem Inc.	1,903,850

20,000	Cardinal Health, Inc.	1,759,800

15,000	CIGNA Corporation	1,824,450

2,000	McKesson HBOC Inc.	457,400

21,000	UnitedHealth Group Incorporated	2,386,230
	Total Health Care Providers & Services	11,870,550

	Hotels, Restaurants & Leisure – 3.2%

10,400	Brinker International Inc.	618,384

13,000	Marriott International, Inc., Class A	1,080,300

45,100	Penn National Gaming, Inc., (2)	734,679

16,000	Wyndham Worldwide Corporation	1,463,680
	Total Hotels, Restaurants & Leisure	3,897,043

	Household Products – 1.5%

3,000	Procter & Gamble Company	255,390

17,000	Spectrum Brands Inc.	1,592,560
	Total Household Products	1,847,950

	Industrial Conglomerates – 0.3%

12,000	General Electric Company	311,880

	Insurance – 6.5%

4,900	Aspen Insurance Holdings Limited	224,665

60,000	Assured Guaranty Limited	1,591,200

8,000	Everest Reinsurance Group Ltd	1,419,440

13,000	PartnerRe Limited	1,488,500

14,000	RenaisasnceRE Holdings, Limited	1,435,420

15,000	Travelers Companies, Inc.	1,611,600
	Total Insurance	7,770,825

	Internet & Catalog Retail – 1.3%

17,000	Expedia, Inc.	1,559,750

	Internet Software & Services – 2.5%

34,000	AOL Inc., (2)	1,378,360

25,000	VeriSign, Inc., (2)	1,600,500
	Total Internet Software & Services	2,978,860

	IT Services – 5.3%

35,000	Booz Allen Hamilton Holding	1,041,600

12,300	Computer Sciences Corporation	872,316

17,000	Gartner Inc., (2)	1,412,870

Nuveen Investments	83

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	IT Services (continued)

71,000	Genpact Limited, (2)	$1,577,620

110,000	Xerox Corporation	1,501,500
	Total IT Services	6,405,906

	Machinery – 4.9%

49,000	Allision Transmission Holdings Inc.	1,559,180

17,000	Caterpillar Inc.	1,409,300

12,000	Joy Global Inc.	531,840

2,000	Pall Corporation	201,620

5,000	Parker Hannifin Corporation	613,450

47,000	Trinity Industries Inc.	1,580,140
	Total Machinery	5,895,530

	Media – 6.9%

68,000	Cablevision Systems Corporation	1,277,040

25,000	Comcast Corporation, Class A	1,484,500

21,000	DirecTV, (2)	1,860,600

45,000	Gannett Company Inc.	1,593,000

4,000	Scripps Networks Interactive, Class A Shares	289,200

12,000	Time Warner Cable, Class A	1,848,600
	Total Media	8,352,940

	Metals & Mining – 0.7%

36,000	United States Steel Corporation	862,200

	Multiline Retail – 5.1%

33,000	Big Lots, Inc.	1,574,430

8,600	Dillard’s, Inc., Class A	1,119,376

23,000	Kohl’s Corporation	1,697,400

23,000	Target Corporation	1,767,090
	Total Multiline Retail	6,158,296

	Oil, Gas & Consumable Fuels – 4.0%

35,000	CVTR Energy Inc.	1,469,650

188,000	Denbury Resources Inc.	1,579,200

14,000	Exxon Mobil Corporation	1,239,560

34,000	Oasis Petroleum Inc., (2)	487,220
	Total Oil, Gas & Consumable Fuels	4,775,630

	Pharmaceuticals – 1.6%

10,000	AbbVie Inc.	605,000

6,000	Johnson & Johnson	615,060

21,000	Pfizer Inc.	720,720
	Total Pharmaceuticals	1,940,780

84	Nuveen Investments

Shares	Description (1)			Value

	Software – 9.8%

6,000	CA Technologies			$195,120

25,000	Citrix Systems, (2)			1,591,875

29,000	Electronic Arts Inc., (2)			1,658,220

13,000	Intuit, Inc.			1,269,190

95,000	Microsoft Corporation			4,165,750

59,000	Oracle Corporation			2,585,380

4,000	Red Hat, Inc., (2)			276,480
	Total Software			11,742,015

	Specialty Retail – 6.5%

44,000	Best Buy Co., Inc.			1,676,400

6,000	Chico’s FAS, Inc.			109,380

37,000	Gap, Inc.			1,539,200

23,000	Home Depot, Inc.			2,639,250

25,000	Lowe’s Companies, Inc.			1,852,250
	Total Specialty Retail			7,816,480

	Technology, Hardware, Storage & Peripherals – 12.5%

55,000	Apple, Inc.			7,065,300

69,000	EMC Corporation			1,996,860

59,000	Hewlett-Packard Company			2,055,560

36,000	Lexmark International, Inc., Class A			1,535,760

38,000	NetApp, Inc.			1,468,700

9,000	Western Digital Corporation			962,820
	Total Technology, Hardware, Storage & Peripherals			15,085,000

	Tobacco – 1.4%

25,000	Lorillard Inc.			1,710,500

	Trading Companies & Distributors – 1.2%

21,000	WESCO International Inc., (2)			1,458,030
	Total Long-Term Investments (cost $143,107,408)			155,125,247

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

$491	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $490,711, collateralized by $375,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $507,188	0.000%	3/02/15	$490,711
	Total Short-Term Investments (cost $490,711)			490,711
	Total Investments (cost $143,598,119) – 129.3%			155,615,958

Nuveen Investments	85

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (29.7)% (3)

	Airlines – (0.3)%

(7,300)	American Airlines Group Inc.	$(349,670)

(900)	United Continental Holdings Inc., (2)	(58,662)
	Total Airlines	(408,332)

	Automobiles – (0.3)%

(1,800)	Tesla Motors Inc., (2)	(366,012)

	Banks – (0.4)%

(2,700)	SVB Financial Group, (2)	(331,830)

(3,700)	U.S. Bancorp	(165,057)
	Total Banks	(496,887)

	Beverages – (0.9)%

(3,800)	Brown-Forman Corporation	(348,422)

(8,400)	Coca-Cola Company	(363,720)

(3,100)	Constellation Brands, Inc., Class A, (2)	(355,632)
	Total Beverages	(1,067,774)

	Biotechnology – (0.6)%

(1,500)	Intercept Pharmaceuticals Incorporated, (2)	(332,055)

(2,800)	Vertex Pharmaceuticals Inc., (2)	(334,404)
	Total Biotechnology	(666,459)

	Capital Markets – (0.9)%

(900)	BlackRock Inc.	(334,278)

(7,600)	Charles Schwab Corporation	(222,984)

(3,100)	E*Trade Group Inc., (2)	(80,709)

(2,600)	LPL Investments Holdings Inc.	(116,636)

(9,700)	TD Ameritrade Holding Corporation	(351,819)
	Total Capital Markets	(1,106,426)

	Chemicals – (1.7)%

(2,200)	Air Products & Chemicals Inc.	(343,508)

(4,600)	E.I. Du Pont de Nemours and Company	(358,110)

(5,700)	FMC Corporation	(361,437)

(2,600)	Monsanto Company	(313,118)

(14,400)	Platform Specialty Products Corporation, (2)	(371,232)

(2,800)	Praxair, Inc.	(358,120)
	Total Chemicals	(2,105,525)

	Communications Equipment – (0.6)%

(7,400)	CommScope Holding Company Inc., (2)	(233,100)

(5,300)	Motorola Solutions Inc.	(360,082)

(1,300)	Palo Alto Networks, Incorporated, (2)	(184,886)
	Total Communications Equipment	(778,068)

86	Nuveen Investments

Shares	Description (1)	Value

	Construction Materials – (0.4)%

(900)	Martin Marietta Materials	$(128,097)

(3,900)	Vulcan Materials Company	(323,700)
	Total Construction Materials	(451,797)

	Consumer Finance – (0.1)%

(12,600)	SLM Corporation	(119,322)

	Containers & Packaging – (0.2)%

(4,100)	Sealed Air Corporation	(193,233)

	Electric Utilities – (1.7)%

(4,400)	American Electric Power Company, Inc.	(253,352)

(2,400)	Duke Energy Corporation	(188,520)

(10,600)	Exelon Corporation	(359,552)

(10,100)	FirstEnergy Corp.	(353,298)

(3,300)	NextEra Energy Inc.	(341,418)

(3,700)	OGE Energy Corp.	(120,287)

(1,600)	PPL Corporation	(54,560)

(7,300)	Southern Company	(334,267)
	Total Electric Utilities	(2,005,254)

	Electrical Equipment – (0.4)%

(4,900)	Eaton PLC	(347,949)

(2,800)	Solarcity Corporation, (2)	(143,808)
	Total Electrical Equipment	(491,757)

	Electronic Equipment, Instruments & Components – (0.3)%

(14,200)	AVX Group	(202,350)

(1,400)	National Instruments Corporation	(43,596)

(2,500)	Trimble Navigation Limited, (2)	(65,350)
	Total Electronic Equipment, Instruments & Components	(311,296)

	Energy Equipment & Services – (0.9)%

(8,400)	Halliburton Company	(360,696)

(16,200)	McDermott International Inc., (2)	(40,500)

(22,100)	RPC Inc.	(297,024)

(4,100)	Schlumberger Limited	(345,056)
	Total Energy Equipment & Services	(1,043,276)

	Food Products – (1.5)%

(3,300)	Hershey Foods Corporation	(342,474)

(5,500)	Kellogg Company	(354,640)

(3,000)	Keurig Green Mountain Inc.	(382,740)

(5,600)	Kraft Foods Inc.	(358,736)

(9,800)	Mondelez International Inc.	(361,963)
	Total Food Products	(1,800,553)

Nuveen Investments	87

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – (0.3)%

(5,000)	Baxter International, Inc.	$(345,750)

	Health Care Providers & Services – (0.3)%

(9,600)	Brookdale Senior Living Inc., (2)	(360,096)

	Hotels, Restaurants & Leisure – (0.4)%

(2,400)	McDonald’s Corporation	(237,360)

(2,000)	Wynn Resorts Ltd	(285,000)
	Total Hotels, Restaurants & Leisure	(522,360)

	Household Durables – (1.5)%

(13,200)	D.R. Horton, Inc.	(360,492)

(7,200)	Lennar Corporation, Class A	(361,512)

(15,800)	Pulte Corporation	(356,448)

(19,100)	Taylor Morrison, (2)	(368,248)

(9,600)	Toll Brothers Inc., (2)	(367,776)
	Total Household Durables	(1,814,476)

	Household Products – (0.3)%

(5,000)	Colgate-Palmolive Company	(354,100)

	Industrial Conglomerates – (0.1)%

(6,800)	General Electric Company	(176,732)

	Insurance – (0.6)%

(6,700)	Arthur J. Gallagher & Co.	(314,833)

(2,400)	Brown & Brown Inc.	(77,136)

(8,800)	FNF Group	(323,136)
	Total Insurance	(715,105)

	Internet & Catalog Retail – (0.7)%

(900)	Amazon.com, Inc., (2)	(342,144)

(800)	NetFlix.com Inc., (2)	(379,928)

(100)	priceline.com Incorporated, (2)	(123,748)
	Total Internet & Catalog Retail	(845,820)

	Internet Software & Services – (1.5)%

(1,100)	CoStar Group, Inc., (2)	(219,076)

(600)	Google Inc., Class A, (2)	(337,578)

(700)	Google Inc., Class C Shares, (2)	(390,880)

(1,300)	LinkedIn Corporation, Class A Shares, (2)	(347,360)

(6,700)	Pandora Media, Inc., (2)	(99,160)

(7,400)	Twitter Inc., (2)	(355,792)
	Total Internet Software & Services	(1,749,846)

88	Nuveen Investments

Shares	Description (1)	Value

	Machinery – (0.5)%

(7,600)	Donaldson Company, Inc.	$(281,504)

(12,000)	Navistar International Corporation, (2)	(349,320)
	Total Machinery	(630,824)

	Media – (0.3)%

(15,300)	Dreamworks Animation SKG Inc., (2)	(327,573)

(2,300)	Thomson Corporation	(90,321)
	Total Media	(417,894)

	Metals & Mining – (0.7)%

(22,400)	Alcoa Inc.	(331,296)

(3,300)	Allegheny Technologies, Inc.	(111,078)

(12,300)	Southern Copper Corporation	(366,171)
	Total Metals & Mining	(808,545)

	Multi-Utilities – (0.8)%

(5,000)	Dominion Resources, Inc.	(360,450)

(6,900)	NiSource Inc.	(296,079)

(3,300)	Sempra Energy	(357,060)
	Total Multi-Utilities	(1,013,589)

	Oil, Gas & Consumable Fuels – (4.3)%

(4,100)	Anadarko Petroleum Corporation	(345,343)

(5,800)	Antero Resources Corporation, (2)	(228,810)

(5,100)	Cabot Oil & Gas Corporation	(147,900)

(4,800)	Cheniere Energy Inc., (2)	(387,024)

(36,900)	Cobalt International Energy, Inc., (2)	(377,856)

(11,100)	CONSOL Energy Inc.	(357,420)

(7,800)	Continental Resources Inc., (2)	(347,022)

(5,500)	Energen Corporation	(355,520)

(1,500)	EQT Corporation	(119,715)

(4,000)	Exxon Mobil Corporation	(354,160)

(11,400)	Golar LNG, Limited	(353,628)

(3,900)	Kinder Morgan, Inc.	(159,939)

(3,700)	Noble Energy, Inc.	(174,751)

(4,500)	Phillips 66	(353,070)

(2,300)	Pioneer Natural Resources Company	(350,796)

(1,000)	Range Resources Corporation	(49,540)

(10,100)	Spectra Energy Corporation	(358,449)

(7,600)	Williams Companies, Inc.	(372,704)
	Total Oil, Gas & Consumable Fuels	(5,193,647)

	Pharmaceuticals – (0.9)%

(1,300)	Actavis PLC, (2)	(378,768)

Nuveen Investments	89

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

(4,200)	Endo International PLC, (2)	$(359,520)

(2,100)	Perrigo Company	(324,387)
	Total Pharmaceuticals	(1,062,675)

	Professional Services – (0.4)%

(3,800)	Nielsen Holdings N.V	(171,798)

(1,900)	Towers Watson & Company, Class A Shares	(249,850)
	Total Professional Services	(421,648)

	Semiconductors & Semiconductor Equipment – (1.4)%

(5,900)	Analog Devices, Inc.	(345,386)

(2,800)	Avago Technologies Limtied	(357,336)

(6,000)	Linear Technology Corporation	(289,110)

(16,100)	SunEdison Inc., (2)	(356,454)

(11,200)	SunPower Corporation, (2)	(365,792)
	Total Semiconductors & Semiconductor Equipment	(1,714,078)

	Software – (1.4)%

(4,300)	Adobe Systems Incorporated, (2)	(340,130)

(7,200)	FireEye Inc., (2)	(318,744)

(1,500)	NetSuite Inc., (2)	(144,630)

(5,100)	Salesforce.com, Inc., (2)	(353,838)

(2,200)	ServiceNow Inc., (2)	(167,772)

(600)	Splunk Inc., (2)	(40,350)

(3,100)	Workday Inc., Class A, (2)	(265,050)

(47,700)	Zynga Inc., (2)	(109,710)
	Total Software	(1,740,224)

	Specialty Retail – (0.9)%

(100)	AutoZone, Inc., (2)	(64,268)

(3,900)	CarMax, Inc., (2)	(261,729)

(3,000)	Signet Jewelers Limited	(359,640)

(4,000)	Tiffany & Co.	(352,880)
	Total Specialty Retail	(1,038,517)

	Technology, Hardware, Storage & Peripherals – (0.3)%

(5,200)	Stratasys, Inc., (2)	(322,712)

	Textiles, Apparel & Luxury Goods – (0.4)%

(9,000)	Kate Spade & Company, (2)	(310,050)

(1,200)	PVH Corporation	(127,836)
	Total Textiles, Apparel & Luxury Goods	(437,886)

	Tobacco – (0.3)%

(5,000)	Reynolds American Inc.	(378,100)

90	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors – (0.1)%

(2,400)	Fastenal Company	$(99,720)

(100)	WW Grainger, Inc.	(23,691)
	Total Trading Companies & Distributors	(123,411)

	Water Utilities – (0.1)%

(6,600)	Aqua America Inc.	(174,504)
	Total Common Stocks Sold Short (proceeds $34,057,187)	(35,774,510)
	Other Assets Less Liabilities – 0.4%	537,184
	Net Assets – 100%	$120,378,632

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $52,768,628 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	91

Nuveen Large Cap Growth Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 3.5%

10,200	Boeing Company	$1,538,670

5,200	Huntington Ingalls Industries Inc.	734,916

7,200	Triumph Group Inc.	430,488
	Total Aerospace & Defense	2,704,074

	Airlines – 0.8%

14,600	Delta Air Lines, Inc.	649,992

	Auto Components – 1.3%

4,600	Delphi Automotive PLC	362,664

6,200	Lear Corporation	675,304
	Total Auto Components	1,037,968

	Automobiles – 0.5%

18,200	Ford Motor Company	297,388

1,200	Thor Industries, Inc.	73,992
	Total Automobiles	371,380

	Beverages – 2.4%

8,400	Dr. Pepper Snapple Group	661,836

11,800	PepsiCo, Inc.	1,167,964
	Total Beverages	1,829,800

	Biotechnology – 5.8%

9,900	Amgen Inc.	1,561,428

2,700	Biogen Inc., (2)	1,105,893

18,100	Gilead Sciences, Inc.	1,873,893
	Total Biotechnology	4,541,214

	Capital Markets – 0.7%

12,100	Eaton Vance Corporation	509,410

	Chemicals – 1.3%

8,300	Albemarle Corporation	469,531

12,200	Cabot Corporation	550,464
	Total Chemicals	1,019,995

	Commercial Services & Supplies – 1.1%

9,900	Cintas Corporation	826,452

	Communications Equipment – 0.9%

30,500	Juniper Networks Inc.	729,255

92	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 0.4%

9,200	AECOM, (2)	$276,552

	Containers & Packaging – 0.8%

11,400	Crown Holdings Inc., (2)	604,200

	Diversified Telecommunication Services – 2.9%

18,500	CenturyLink Inc.	700,410

16,900	Intelsat SA, (2)	209,053

12,800	Verizon Communications Inc.	632,960

89,100	Windstream Holdings Inc.	702,999
	Total Diversified Telecommunication Services	2,245,422

	Electronic Equipment, Instruments & Components – 1.8%

16,200	Avnet Inc.	742,122

27,500	Corning Incorporated	671,000
	Total Electronic Equipment, Instruments & Components	1,413,122

	Energy Equipment & Services – 0.3%

11,400	Superior Energy Services, Inc.	255,132

	Food & Staples Retailing – 2.2%

8,200	Costco Wholesale Corporation	1,205,072

1,900	Walgreens Boots Alliance Inc.	157,852

5,900	Whole Foods Market, Inc.	333,291
	Total Food & Staples Retailing	1,696,215

	Food Products – 1.8%

15,000	Archer-Daniels-Midland Company	718,200

25,100	Pilgrim’s Pride Corporation, (2)	688,493
	Total Food Products	1,406,693

	Health Care Equipment & Supplies – 1.1%

6,500	Edwards Lifesciences Corporation, (2)	864,630

	Health Care Providers & Services – 5.7%

8,200	Aetna Inc.	816,310

8,700	AmerisourceBergen Corporation	894,012

6,100	Cardinal Health, Inc.	536,739

5,200	Centene Corporation, (2)	319,592

6,200	CIGNA Corporation	754,106

5,000	McKesson HBOC Inc.	1,143,500
	Total Health Care Providers & Services	4,464,259

	Hotels, Restaurants & Leisure – 4.0%

13,300	Brinker International Inc.	790,818

10,800	Marriott International, Inc., Class A	897,480

38,600	Seaworld Entertainment	723,364

Nuveen Investments	93

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

7,300	Wyndham Worldwide Corporation	$667,804
	Total Hotels, Restaurants & Leisure	3,079,466

	Household Durables – 1.4%

6,700	Leggett and Platt Inc.	301,835

3,700	Whirlpool Corporation	784,215
	Total Household Durables	1,086,050

	Household Products – 1.0%

8,400	Spectrum Brands Inc.	786,912

	Insurance – 0.5%

4,300	Reinsurance Group of America Inc.	384,033

	Internet & Catalog Retail – 1.1%

9,100	Expedia, Inc.	834,925

	Internet Software & Services – 1.1%

13,300	VeriSign, Inc., (2)	851,466

	IT Services – 5.0%

23,900	Booz Allen Hamilton Holding	711,264

14,400	Broadridge Financial Solutions, Inc.	766,512

6,800	Computer Sciences Corporation	482,256

9,900	Gartner Inc., (2)	822,789

35,300	Genpact Limited, (2)	784,366

1,900	International Business Machines Corporation (IBM)	307,686
	Total IT Services	3,874,873

	Leisure Products – 0.7%

3,600	Polaris Industries Inc.	551,988

	Life Sciences Tools & Services – 1.0%

12,200	Quintiles Transnational Corporation, (2)	792,756

	Machinery – 5.4%

22,000	Allision Transmission Holdings Inc.	700,040

6,700	Caterpillar Inc.	555,430

900	Cummins Inc.	128,007

600	Deere & Company	54,360

6,100	Dover Corporation	439,505

8,400	Pall Corporation	846,804

5,400	Parker Hannifin Corporation	662,526

24,000	Trinity Industries Inc.	806,880
	Total Machinery	4,193,552

	Media – 9.5%

37,200	Cablevision Systems Corporation	698,616

94	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

29,700	Comcast Corporation, Class A	$1,763,586

11,100	DirecTV, (2)	983,460

10,000	Scripps Networks Interactive, Class A Shares	723,000

220,000	Sirius XM Holdings Inc., (2)	855,800

23,400	Starz, Class A, (2)	777,816

6,800	Time Warner Cable, Class A	1,047,540

4,800	Twenty First Century Fox Inc., Class A Shares	168,000

5,600	Viacom Inc., Class B	391,664
	Total Media	7,409,482

	Multiline Retail – 3.5%

14,900	Big Lots, Inc.	710,879

4,500	Dillard’s, Inc., Class A	585,720

9,700	Kohl’s Corporation	715,860

9,700	Target Corporation	745,251
	Total Multiline Retail	2,757,710

	Oil, Gas & Consumable Fuels – 0.7%

39,100	Oasis Petroleum Inc., (2)	560,303

	Paper & Forest Products – 0.6%

8,500	International Paper Company	479,485

	Personal Products – 2.1%

83,800	Avon Products, Inc.	713,138

11,000	Estee Lauder Companies Inc., Class A	909,370
	Total Personal Products	1,622,508

	Real Estate Management & Development – 1.2%

4,600	CBRE Group Inc., (2)	157,596

4,900	Jones Lang LaSalle Inc.	790,125
	Total Real Estate Management & Development	947,721

	Software – 9.0%

13,300	Citrix Systems, (2)	846,878

15,200	Electronic Arts Inc., (2)	869,136

7,200	Intuit, Inc.	702,936

47,700	Microsoft Corporation	2,091,645

37,500	Oracle Corporation	1,643,250

12,600	Red Hat, Inc., (2)	870,912
	Total Software	7,024,757

	Specialty Retail – 5.9%

20,200	Best Buy Co., Inc.	769,620

16,500	Gap, Inc.	686,400

Nuveen Investments	95

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)			Value

	Specialty Retail (continued)

16,300	Home Depot, Inc.			$1,870,425

17,600	Lowe’s Companies, Inc.			1,303,984
	Total Specialty Retail			4,630,429

	Technology, Hardware, Storage & Peripherals – 9.5%

47,800	Apple, Inc.			6,140,388

25,300	EMC Corporation			732,182

14,400	NetApp, Inc.			556,560
	Total Technology, Hardware, Storage & Peripherals			7,429,130

	Textiles, Apparel & Luxury Goods – 0.8%

7,000	Fossil Group Inc., (2)			602,070

	Tobacco – 0.2%

2,700	Lorillard Inc.			184,734
	Total Long-Term Investments (cost $69,442,881)			77,530,115

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

$128	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $128,178, collateralized by $100,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $135,250	0.000%	3/02/15	$128,178
	Total Short-Term Investments (cost $128,178)			128,178
	Total Investments (cost $69,571,059) – 99.7%			77,658,293
	Other Assets Less Liabilities – 0.3%			271,277
	Net Assets – 100%			$77,929,570

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

96	Nuveen Investments

Nuveen Large Cap Value Fund

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 3.6%

28,000	General Dynamics Corporation	$3,885,840

26,000	Huntington Ingalls Industries Inc.	3,674,580

34,000	L-3 Communications Holdings, Inc.	4,400,620

80,000	Triumph Group Inc.	4,783,200
	Total Aerospace & Defense	16,744,240

	Airlines – 1.2%

122,000	Delta Air Lines, Inc.	5,431,440

	Auto Components – 2.1%

7,200	Delphi Automotive PLC	567,648

43,000	Lear Corporation	4,683,560

44,000	Visteon Corporation, (2)	4,423,320
	Total Auto Components	9,674,528

	Automobiles – 2.0%

462,000	Ford Motor Company	7,549,080

50,000	General Motors Company	1,865,500
	Total Automobiles	9,414,580

	Banks – 6.9%

758,000	Bank of America Corporation	11,983,980

46,000	Citigroup Inc.	2,411,320

248,000	JPMorgan Chase & Co.	15,197,440

48,000	Wells Fargo & Company	2,629,920
	Total Banks	32,222,660

	Biotechnology – 1.1%

32,000	Amgen Inc.	5,047,040

	Capital Markets – 1.8%

44,000	Goldman Sachs Group, Inc.	8,350,760

	Chemicals – 1.5%

71,000	Albemarle Corporation	4,016,470

68,000	Cabot Corporation	3,068,160
	Total Chemicals	7,084,630

	Commercial Services & Supplies – 0.9%

185,000	Pitney Bowes Inc.	4,286,450

Nuveen Investments	97

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Communication Equipment – 1.4%

379,000	Brocade Communications Systems Inc.	$4,695,810

71,000	Cisco Systems, Inc.	2,095,210
	Total Communication Equipment	6,791,020

	Diversified Consumer Services – 1.7%

157,000	Apollo Group, Inc., (2)	4,341,050

96,000	Devry Education Group Inc.	3,508,800
	Total Diversified Consumer Services	7,849,850

	Diversified Financial Services – 2.8%

20,000	Berkshire Hathaway Inc., Class B, (2)	2,948,200

98,000	NASDAQ Stock Market, Inc.	4,915,680

118,000	Voya Financial Inc.	5,214,420
	Total Diversified Financial Services	13,078,300

	Diversified Telecommunication Services – 3.8%

151,000	CenturyLink Inc.	5,716,860

611,000	Frontier Communications Corporation	4,875,780

208,000	Intelsat SA, (2)	2,572,960

597,000	Windstream Holdings Inc.	4,710,330
	Total Diversified Telecommunication Services	17,875,930

	Electrical Equipment – 0.6%

36,000	Regal-Beloit Corporation	2,805,840

	Electronic Components – 1.2%

224,000	Corning Incorporated	5,465,600

	Electronic Equipment & Instruments – 2.9%

79,000	Arrow Electronics, Inc., (2)	4,894,840

88,000	Avnet Inc.	4,031,280

220,000	Jabil Circuit Inc.	4,833,400
	Total Electronic Equipment & Instruments	13,759,520

	Food & Staples Retailing – 2.0%

32,000	Costco Wholesale Corporation	4,702,720

22,000	Walgreens Boots Alliance Inc.	1,827,760

32,000	Wal-Mart Stores, Inc.	2,685,760
	Total Food & Staples Retailing	9,216,240

	Food Products – 2.3%

124,000	Archer-Daniels-Midland Company	5,937,120

178,000	Pilgrim’s Pride Corporation, (2)	4,882,540
	Total Food Products	10,819,660

	Health Care Equipment & Supplies – 2.2%

84,000	Medtronic, PLC	6,517,560

98	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

55,000	Saint Jude Medical Inc.	$3,667,400
	Total Health Care Equipment & Supplies	10,184,960

	Health Care Providers & Services – 7.4%

59,000	Aetna Inc.	5,873,450

45,000	Anthem Inc.	6,590,250

68,000	Cardinal Health, Inc.	5,983,320

51,000	CIGNA Corporation	6,203,130

86,000	UnitedHealth Group Incorporated	9,772,180
	Total Health Care Providers & Services	34,422,330

	Hotels, Restaurants & Leisure – 1.8%

47,000	Marriott International, Inc., Class A	3,905,700

275,000	Penn National Gaming, Inc., (2)	4,479,750
	Total Hotels, Restaurants & Leisure	8,385,450

	Household Durables – 1.1%

24,000	Whirlpool Corporation	5,086,800

	Household Products – 0.2%

9,000	Procter & Gamble Company	766,170

	Industrial Conglomerates – 0.5%

88,000	General Electric Company	2,287,120

	Insurance – 10.6%

103,000	Aspen Insurance Holdings Limited	4,722,550

80,000	Assurant Inc.	4,901,600

108,000	Assured Guaranty Limited	2,864,160

60,000	Axis Capital Holdings Limited	3,109,800

42,000	Chubb Corporation	4,218,900

28,000	Everest Reinsurance Group Ltd	4,968,040

79,000	MetLife, Inc.	4,015,570

43,000	PartnerRe Limited	4,923,500

52,000	Reinsurance Group of America Inc.	4,644,120

47,000	RenaisasnceRE Holdings, Limited	4,818,910

59,000	Travelers Companies, Inc.	6,338,960
	Total Insurance	49,526,110

	IT Services – 4.1%

153,000	Booz Allen Hamilton Holding	4,553,280

75,000	Computer Sciences Corporation	5,319,000

167,000	Genpact Limited, (2)	3,710,740

394,000	Xerox Corporation	5,378,100
	Total IT Services	18,961,120

Nuveen Investments	99

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	February 28, 2015 (Unaudited)

Shares	Description (1)	Value

	Machinery – 5.6%

75,000	Caterpillar Inc.	$6,217,500

63,000	Deere & Company	5,707,800

96,000	Joy Global Inc.	4,254,720

41,000	Parker Hannifin Corporation	5,030,290

140,000	Trinity Industries Inc.	4,706,800
	Total Machinery	25,917,110

	Media – 1.7%

7,000	Comcast Corporation, Class A	415,660

4,300	DirecTV, (2)	380,980

153,000	Gannett Company Inc.	5,416,200

17,000	John Wiley and Sons Inc., Class A	1,099,220

16,000	Starz, Class A, (2)	531,840
	Total Media	7,843,900

	Multiline Retail – 4.6%

99,000	Big Lots, Inc.	4,723,290

38,000	Dillard’s, Inc., Class A	4,946,080

74,000	Kohl’s Corporation	5,461,200

85,000	Target Corporation	6,530,550
	Total Multiline Retail	21,661,120

	Oil, Gas & Consumable Fuels – 2.8%

571,000	Denbury Resources Inc.	4,796,400

91,000	Exxon Mobil Corporation	8,057,140
	Total Oil, Gas & Consumable Fuels	12,853,540

	Paper & Forest Products – 1.1%

89,000	International Paper Company	5,020,490

	Pharmaceuticals – 3.7%

60,000	Johnson & Johnson	6,150,600

321,000	Pfizer Inc.	11,016,720
	Total Pharmaceuticals	17,167,320

	Semiconductors – 0.9%

77,000	Intel Corporation	2,560,250

66,096	NVIDIA Corporation	1,458,078
	Total Semiconductors	4,018,328

	Software – 2.6%

36,000	Electronic Arts Inc., (2)	2,058,480

232,000	Microsoft Corporation	10,173,200
	Total Software	12,231,680

100	Nuveen Investments

Shares	Description (1)			Value

	Specialy Retail – 1.7%

34,000	Abercrombie & Fitch Co., Class A			$841,160

135,000	Best Buy Co., Inc.			5,143,500

128,000	Staples, Inc.			2,145,920
	Total Specialy Retail			8,130,580

	Technology, Hardware, Storage & Peripherals – 6.1%

38,000	Apple, Inc.			4,881,480

221,000	EMC Corporation			6,395,740

220,000	Hewlett-Packard Company			7,664,800

105,000	Lexmark International, Inc., Class A			4,479,300

48,000	Western Digital Corporation			5,135,040
	Total Technology, Hardware, Storage & Peripherals			28,556,360

	Trading Companies & Distributors – 1.0%

70,000	WESCO International Inc., (2)			4,860,100
	Total Long-Term Investments (cost $406,782,210)			463,798,876

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

$1,810	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/27/15, repurchase price $1,809,592, collateralized by $1,400,000 U.S. Treasury Bonds, 4.375%, due 2/15/38, value $1,851,500	0.000%	3/02/15	$1,809,592
	Total Short-Term Investments (cost $1,809,592)			1,809,592
	Total Investments (cost $408,591,802) – 99.9%			465,608,468
	Other Assets Less Liabilities – 0.1%			411,788
	Net Assets – 100%			$466,020,256

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of

Assets and Liabilities	February 28, 2015 (Unaudited)

	Concentrated Core	Core Dividend	Equity Long/ Short	Equity Market Neutral	Growth
Assets
Long-term investments, at value (cost $107,334,166, $34,269,165, $108,588,853, $51,344,044 and $40,736,309, respectively)	$112,713,900	$37,138,286	$116,152,104	$55,758,253	$54,370,413
Short-term investments, at value (cost approximates value)	393,347	—	690,920	482,081	1,218,235
Cash	—	66,667	—	—	—
Cash collateral at brokers(1)	—	—	11,088,749	36,584,040	—
Receivable for:
Dividends	234,950	92,726	178,884	82,098	83,979
Investments sold	—	633,876	8,162,357	1,385,026	—
Shares sold	1,634,829	414,879	637,507	167,777	195,111
Other assets	24,845	13,864	15,067	12,537	27,322
Total assets	115,001,871	38,360,298	136,925,588	94,471,812	55,895,060
Liabilities
Common stocks sold short, at value (proceeds $ –, $ –, $57,415,534, $43,404,755 and $ –, respectively)	—	—	60,086,091	44,815,741	—
Payable for:
Dividends on common stocks sold short	—	—	58,946	48,669	—
Investments purchased	1,434,483	1,060,376	7,600,143	1,945,576	591,381
Shares redeemed	192,931	10,325	134,855	135,882	408,855
Accrued expenses:
12b-1 distribution and service fees	16,407	6,826	7,830	3,578	9,224
Management fees	58,489	10,008	50,079	31,703	29,073
Trustees fees	716	272	493	476	500
Other	36,142	24,477	79,071	54,035	39,281
Total liabilities	1,739,168	1,112,284	68,017,508	47,035,660	1,078,314
Net assets	$113,262,703	$37,248,014	$68,908,080	$47,436,152	$54,816,746
Class A Shares
Net assets	$43,578,057	$17,464,655	$19,025,543	$10,512,881	$8,959,930
Shares outstanding	1,524,963	655,354	564,434	483,343	295,483
Net asset value (“NAV”) per share	$28.58	$26.65	$33.71	$21.75	$30.32
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$30.32	$28.28	$35.77	$23.08	$32.17
Class C Shares
Net assets	$13,226,191	$5,172,174	$5,869,123	$2,027,977	$10,009,017
Shares outstanding	467,854	194,512	183,667	94,418	354,335
NAV and offering price per share	$28.27	$26.59	$31.96	$21.48	$28.25
Class R3 Shares
Net assets	$—	$—	$—	$—	$63,997
Shares outstanding	—	—	—	—	2,125
NAV and offering price per share	$—	$—	$—	$—	$30.12
Class I Shares
Net assets	$56,458,455	$14,611,185	$44,013,414	$34,895,294	$35,783,802
Shares outstanding	1,974,520	548,183	1,284,674	1,597,460	1,163,139
NAV and offering price per share	$28.59	$26.65	$34.26	$21.84	$30.76
Net assets consist of:
Capital paid-in	$107,178,102	$34,174,206	$64,067,852	$45,660,472	$38,583,906
Undistributed (Over-distribution of) net investment income	97,479	73,928	(196,650)	(264,383)	125,031
Accumulated net realized gain (loss)	607,388	130,759	144,184	(963,160)	2,473,705
Net unrealized appreciation (depreciation)	5,379,734	2,869,121	4,892,694	3,003,223	13,634,104
Net assets	$113,262,703	$37,248,014	$68,908,080	$47,436,152	$54,816,746
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

102	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Assets
Long-term investments, at value (cost $184,077,244, $143,107,408, $69,442,881 and $406,782,210, respectively)	$197,043,295	$155,125,247	$77,530,115	$463,798,876
Short-term investments, at value (cost approximates value)	657,550	490,711	128,178	1,809,592
Cash	—	—	—	—
Cash collateral at brokers(1)	—	356,879	—	—
Receivable for:
Dividends	334,902	260,546	103,548	943,603
Investments sold	2,145,203	3,886,898	95,763	12,324,081
Shares sold	2,520,560	2,939,004	1,082,323	795,449
Other assets	16,674	16,889	12,986	93,514
Total assets	202,718,184	163,076,174	78,952,913	479,765,115
Liabilities
Common stocks sold short, at value (proceeds $ –, $34,057,187, $ – and $ –, respectively)	—	35,774,510	—	—
Payable for:
Dividends on common stocks sold short	—	50,503	—	—
Investments purchased	4,313,381	6,275,590	858,028	12,737,330
Shares redeemed	133,040	431,843	85,074	439,399
Accrued expenses:
12b-1 distribution and service fees	23,488	12,785	8,419	82,063
Management fees	106,551	79,574	35,657	243,339
Trustees fees	1,101	870	537	73,859
Other	44,476	71,867	35,628	168,869
Total liabilities	4,622,037	42,697,542	1,023,343	13,744,859
Net assets	$198,096,147	$120,378,632	$77,929,570	$466,020,256
Class A Shares
Net assets	$26,397,487	$19,400,443	$24,730,425	$302,431,626
Shares outstanding	950,651	714,505	906,629	11,597,502
Net asset value (“NAV”) per share	$27.77	$27.15	$27.28	$26.08
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$29.46	$28.81	$28.94	$27.67
Class C Shares
Net assets	$28,675,516	$13,620,117	$5,920,288	$33,353,872
Shares outstanding	1,041,918	507,470	219,013	1,329,334
NAV and offering price per share	$27.52	$26.84	$27.03	$25.09
Class R3 Shares
Net assets	$—	$—	$—	$161,588
Shares outstanding	—	—	—	6,155
NAV and offering price per share	$—	$—	$—	$26.25
Class I Shares
Net assets	$143,023,144	$87,358,072	$47,278,857	$130,073,170
Shares outstanding	5,147,926	3,209,853	1,732,431	4,962,141
NAV and offering price per share	$27.78	$27.22	$27.29	$26.21
Net assets consist of:
Capital paid-in	$183,308,166	$108,903,928	$68,637,353	$396,043,564
Undistributed (Over-distribution of) net investment income	615,762	335,890	271,640	2,418,370
Accumulated net realized gain (loss)	1,206,168	838,298	933,343	10,541,656
Net unrealized appreciation (depreciation)	12,966,051	10,300,516	8,087,234	57,016,666
Net assets	$198,096,147	$120,378,632	$77,929,570	$466,020,256
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of

Operations	Six Months Ended February 28, 2015 (Unaudited)

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Investment Income (net of foreign tax withheld of $ –, $118, $ –, $ – and $ –, respectively)	$575,435	$388,778	$731,474	$424,707	$424,271
Expenses
Management fees	254,934	92,704	302,276	299,379	166,661
12b-1 service fees – Class A Shares	29,588	15,552	18,359	11,402	10,468
12b-1 distribution and service fees – Class C Shares	25,008	16,372	24,182	9,991	46,632
12b-1 distribution and service fees – Class R3 Shares	—	—	—	—	160
Dividends expense on common stocks sold short	—	—	272,600	226,122	—
Prime broker fees	—	—	170,180	118,489	—
Shareholder servicing agent fees	17,214	10,814	19,128	17,263	23,658
Custodian fees	10,914	11,353	20,047	15,000	10,405
Trustees fees	1,130	632	934	967	1,048
Professional fees	9,728	9,709	10,236	13,094	9,294
Shareholder reporting expenses	7,348	2,332	3,296	7,245	1,483
Federal and state registration fees	33,529	21,986	26,232	20,401	29,912
Other	3,390	3,269	3,829	3,698	4,412
Total expenses before fee waiver/expense reimbursement	392,783	184,723	871,299	743,051	304,133
Fee waiver/expense reimbursement	(36,175)	(34,102)	(59,743)	(53,961)	(4,893)
Net expenses	356,608	150,621	811,556	689,090	299,240
Net investment income (loss)	218,827	238,157	(80,082)	(264,383)	125,031
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,096,515	284,134	1,743,818	709,169	3,277,384
Common stocks sold short	—	—	(1,147,007)	(1,294,772)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,729,933	1,530,314	3,803,020	1,230,282	1,007,513
Common stocks sold short	—	—	(1,129,822)	867,010	—
Net realized and unrealized gain (loss)	4,826,448	1,814,448	3,270,009	1,511,689	4,284,897
Net increase (decrease) in net assets from operations	$5,045,275	$2,052,605	$3,189,927	$1,247,306	$4,409,928

See accompanying notes to financial statements.

104	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Investment Income (net of foreign tax withheld of $ –, $ –, $ – and $ –, respectively)	$1,294,256	$1,185,563	$560,190	$5,191,815
Expenses
Management fees	392,790	467,490	191,079	1,505,112
12b-1 service fees – Class A Shares	18,890	17,292	18,390	361,917
12b-1 distribution and service fees – Class C Shares	65,665	34,937	17,262	147,166
12b-1 distribution and service fees – Class R3 Shares	—	—	—	329
Dividends expense on common stocks sold short	—	188,195	—	—
Prime broker fees	—	121,124	—	—
Shareholder servicing agent fees	26,577	24,323	22,352	153,054
Custodian fees	17,221	22,098	11,805	37,091
Trustees fees	1,841	1,439	1,051	7,304
Professional fees	11,717	12,939	11,131	15,215
Shareholder reporting expenses	9,467	9,988	6,676	164,571
Federal and state registration fees	35,332	30,543	23,629	34,229
Other	4,766	4,190	3,750	10,435
Total expenses before fee waiver/expense reimbursement	584,266	934,558	307,125	2,436,423
Fee waiver/expense reimbursement	—	(85,356)	(26,825)	—
Net expenses	584,266	849,202	280,300	2,436,423
Net investment income (loss)	709,990	336,361	279,890	2,755,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,303,112	1,904,513	1,118,026	14,495,841
Common stocks sold short	—	(754,518)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,674,981	5,425,545	3,849,448	1,373,528
Common stocks sold short	—	(678,273)	—	—
Net realized and unrealized gain (loss)	8,978,093	5,897,267	4,967,474	15,869,369
Net increase (decrease) in net assets from operations	$9,688,083	$6,233,628	$5,247,364	$18,624,761

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of

Changes in Net Assets	(Unaudited)

	Concentrated Core		Core Dividend
	Six Months Ended 2/28/15	Year Ended 8/31/14	Six Months Ended 2/28/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$218,827	$59,077	$238,157	$176,675
Net realized gain (loss) from:
Investments and foreign currency	1,096,515	334,052	284,134	542,920
Common stocks sold short	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	3,729,933	1,678,497	1,530,314	1,339,158
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	5,045,275	2,071,626	2,052,605	2,058,753
Distributions to Shareholders
From net investment income:
Class A Shares	(19,305)	(4,242)	(88,168)	(89,256)
Class C Shares	—	—	(11,835)	(13,175)
Class R3 Shares	—	—	—	—
Class I Shares	(152,830)	(6,688)	(84,730)	(55,556)
From accumulated net realized gains:
Class A Shares	(307,323)	(1,040)	(324,290)	(20,671)
Class C Shares	(56,400)	(193)	(92,361)	(3,753)
Class R3 Shares	—	—	—	—
Class I Shares	(457,404)	(1,541)	(261,701)	(9,374)
Decrease in net assets from distributions to shareholders	(993,262)	(13,704)	(863,085)	(191,785)
Fund Share Transactions
Proceeds from sale of shares	107,695,118	16,997,632	20,270,871	17,023,837
Proceeds from shares issued to shareholders due to reinvestment of distributions	952,809	9,480	812,408	154,579
	108,647,927	17,007,112	21,083,279	17,178,416
Cost of shares redeemed	(17,829,558)	(2,047,421)	(2,006,715)	(3,777,365)
Net increase (decrease) in net assets from Fund share transactions	90,818,369	14,959,691	19,076,564	13,401,051
Net increase (decrease) in net assets	94,870,382	17,017,613	20,266,084	15,268,019
Net assets at the beginning of period	18,392,321	1,374,708	16,981,930	1,713,911
Net assets at the end of period	$113,262,703	$18,392,321	$37,248,014	$16,981,930
Undistributed (Over-distribution of) net investment income at the end of period	$97,479	$50,787	$73,928	$20,504

See accompanying notes to financial statements.

106	Nuveen Investments

	Equity Long/Short		Equity Market Neutral
	Six Months Ended 2/28/15	Year Ended 8/31/14	Six Months Ended 2/28/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$(80,082)	$(137,853)	$(264,383)	$(610,617)
Net realized gain (loss) from:
Investments and foreign currency	1,743,818	1,724,281	709,169	2,112,788
Common stocks sold short	(1,147,007)	(1,979,933)	(1,294,772)	(1,704,820)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	3,803,020	3,741,672	1,230,282	3,058,336
Common stocks sold short	(1,129,822)	(1,555,673)	867,010	(2,265,655)
Net increase (decrease) in net assets from operations	3,189,927	1,792,494	1,247,306	590,032
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	(4,818)	—	—
From accumulated net realized gains:
Class A Shares	(35,372)	(177,757)	(29,023)	(34,018)
Class C Shares	(13,356)	(72,488)	(6,179)	(8,445)
Class R3 Shares	—	—	—	—
Class I Shares	(74,376)	(157,472)	(111,998)	(144,935)
Decrease in net assets from distributions to shareholders	(123,104)	(412,535)	(147,200)	(187,398)
Fund Share Transactions
Proceeds from sale of shares	40,911,668	45,447,301	16,307,671	44,698,210
Proceeds from shares issued to shareholders due to reinvestment of distributions	122,418	407,048	114,707	78,016
	41,034,086	45,854,349	16,422,378	44,776,226
Cost of shares redeemed	(9,185,777)	(18,526,973)	(12,402,530)	(17,002,345)
Net increase (decrease) in net assets from Fund share transactions	31,848,309	27,327,376	4,019,848	27,773,881
Net increase (decrease) in net assets	34,915,132	28,707,335	5,119,954	28,176,515
Net assets at the beginning of period	33,992,948	5,285,613	42,316,198	14,139,683
Net assets at the end of period	$68,908,080	$33,992,948	$47,436,152	$42,316,198
Undistributed (Over-distribution of) net investment income at the end of period	$(196,650)	$(116,568)	$(264,383)	$—

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of Changes in Net Assets (Unaudited) (continued)

	Growth		Large Cap Core
	Six Months Ended 2/28/15	Year Ended 8/31/14	Six Months Ended 2/28/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$125,031	$(22,073)	$709,990	$254,030
Net realized gain (loss) from:
Investments and foreign currency	3,277,384	4,417,081	1,303,112	2,181,185
Common stocks sold short	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	1,007,513	4,515,191	7,674,981	5,234,322
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	4,409,928	8,910,199	9,688,083	7,669,537
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	(17,407)	(6,278)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	(6,000)	(272,162)	(62,104)
From accumulated net realized gains:
Class A Shares	(698,144)	(336,403)	(361,833)	(26,424)
Class C Shares	(864,060)	(152,846)	(280,596)	(14,881)
Class R3 Shares	(5,762)	(1,292)	—	—
Class I Shares	(2,868,948)	(387,526)	(1,589,370)	(206,400)
Decrease in net assets from distributions to shareholders	(4,436,914)	(884,067)	(2,521,368)	(316,087)
Fund Share Transactions
Proceeds from sale of shares	16,538,848	20,581,725	131,664,361	55,263,049
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,724,976	691,418	1,697,209	44,278
	20,263,824	21,273,143	133,361,570	55,307,327
Cost of shares redeemed	(14,584,183)	(14,567,379)	(11,455,254)	(5,687,002)
Net increase (decrease) in net assets from Fund share transactions	5,679,641	6,705,764	121,906,316	49,620,325
Net increase (decrease) in net assets	5,652,655	14,731,896	129,073,031	56,973,775
Net assets at the beginning of period	49,164,091	34,432,195	69,023,116	12,049,341
Net assets at the end of period	$54,816,746	$49,164,091	$198,096,147	$69,023,116
Undistributed (Over-distribution of) net investment income at the end of period	$125,031	$—	$615,762	$195,341

See accompanying notes to financial statements.

108	Nuveen Investments

	Large Cap Core Plus		Large Cap Growth
	Six Months Ended 2/28/15	Year Ended 8/31/14	Six Months Ended 2/28/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$336,361	$118,815	$279,890	$212,254
Net realized gain (loss) from:
Investments and foreign currency	1,904,513	3,855,128	1,118,026	2,111,198
Common stocks sold short	(754,518)	(858,490)	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	5,425,545	6,531,183	3,849,448	4,079,444
Common stocks sold short	(678,273)	(1,015,563)	—	—
Net increase (decrease) in net assets from operations	6,233,628	8,631,073	5,247,364	6,402,896
Distributions to Shareholders
From net investment income:
Class A Shares	—	(3,433)	(16,220)	(23,630)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(73,124)	(49,932)	(134,374)	(57,393)
From accumulated net realized gains:
Class A Shares	(659,729)	(52,342)	(548,226)	(127,082)
Class C Shares	(271,761)	(6,226)	(138,909)	(11,061)
Class R3 Shares	—	—	—	—
Class I Shares	(2,273,426)	(325,555)	(1,397,584)	(223,711)
Decrease in net assets from distributions to shareholders	(3,278,040)	(437,488)	(2,235,313)	(442,877)
Fund Share Transactions
Proceeds from sale of shares	77,444,041	37,045,305	36,756,562	27,399,166
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,746,266	185,491	1,012,291	155,399
	80,190,307	37,230,796	37,768,853	27,554,565
Cost of shares redeemed	(12,314,017)	(14,474,732)	(3,251,054)	(5,686,644)
Net increase (decrease) in net assets from Fund share transactions	67,876,290	22,756,064	34,517,799	21,867,921
Net increase (decrease) in net assets	70,831,878	30,949,649	37,529,850	27,827,940
Net assets at the beginning of period	49,546,754	18,597,105	40,399,720	12,571,780
Net assets at the end of period	$120,378,632	$49,546,754	$77,929,570	$40,399,720
Undistributed (Over-distribution of) net investment income at the end of period	$335,890	$72,653	$271,640	$142,344

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of Changes in Net Assets (Unaudited) (continued)

	Large Cap Value
	Six Months Ended 2/28/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$2,755,392	$4,161,975
Net realized gain (loss) from:
Investments and foreign currency	14,495,841	55,318,352
Common stocks sold short	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	1,373,528	26,870,724
Common stocks sold short	—	—
Net increase (decrease) in net assets from operations	18,624,761	86,351,051
Distributions to Shareholders
From net investment income:
Class A Shares	(2,455,704)	(3,906,815)
Class C Shares	(15,633)	(150,809)
Class R3 Shares	(694)	(1,124)
Class I Shares	(1,254,815)	(937,826)
From accumulated net realized gains:
Class A Shares	(31,890,375)	(27,804,434)
Class C Shares	(3,400,382)	(2,187,275)
Class R3 Shares	(13,510)	(9,947)
Class I Shares	(12,073,792)	(5,567,417)
Decrease in net assets from distributions to shareholders	(51,104,905)	(40,565,647)
Fund Share Transactions
Proceeds from sale of shares	65,647,300	79,432,777
Proceeds from shares issued to shareholders due to reinvestment of distributions	42,183,256	32,867,315
	107,830,556	112,300,092
Cost of shares redeemed	(35,885,242)	(45,279,666)
Net increase (decrease) in net assets from Fund share transactions	71,945,314	67,020,426
Net increase (decrease) in net assets	39,465,170	112,805,830
Net assets at the beginning of period	426,555,086	313,749,256
Net assets at the end of period	$466,020,256	$426,555,086
Undistributed (Over-distribution of) net investment income at the end of period	$2,418,370	$3,389,824

See accompanying notes to financial statements.

110	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	111

Financial

Highlights (Unaudited)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015(f)	$27.16	$0.09		$1.66	$1.75	$(0.02)	$(0.31)	$(0.33)	$28.58
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2015(f)	26.95	(0.01)		1.64	1.63	—	(0.31)	(0.31)	28.27
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class I (6/13)
2015(f)	27.20	0.12		1.66	1.78	(0.08)	(0.31)	(0.39)	28.59
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

112	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.50%	$43,578	1.33	%**	0.53	%**	1.21	%**	0.64	%**	67%
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

6.11	13,226	2.09	**	(0.17	)**	1.96	**	(0.05	)**	67
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

6.62	56,458	1.08	**	0.73	**	0.96	**	0.85	**	67
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (Unaudited) (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015(f)	$25.90	$0.23	$1.36	$1.59	$(0.19)	$(0.65)	$(0.84)	$26.65
2014	20.32	0.48	5.65	6.13	(0.42)	(0.13)	(0.55)	25.90
2013(d)	20.00	0.08	0.24	0.32	—	—	—	20.32
Class C (6/13)
2015(f)	25.85	0.14	1.34	1.48	(0.09)	(0.65)	(0.74)	26.59
2014	20.28	0.29	5.66	5.95	(0.25)	(0.13)	(0.38)	25.85
2013(d)	20.00	0.04	0.24	0.28	—	—	—	20.28
Class I (6/13)
2015(f)	25.91	0.27	1.34	1.61	(0.22)	(0.65)	(0.87)	26.65
2014	20.32	0.54	5.65	6.19	(0.47)	(0.13)	(0.60)	25.91
2013(d)	20.00	0.07	0.25	0.32	—	—	—	20.32

114	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.36%	$17,465	1.43	%*	1.56	%*	1.16	%*	1.82	%*	90%
30.48	8,261	1.76		1.40		1.17		1.99		117
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

5.94	5,172	2.18	*	0.83	*	1.91	*	1.10	*	90
29.55	2,151	2.54		0.59		1.92		1.21		117
1.40	111	6.52	*	(3.70	)*	1.92	*	0.90	*	29

6.45	14,611	1.18	*	1.82	*	0.91	*	2.08	*	90
30.85	6,571	1.58		1.63		0.92		2.29		117
1.60	1,044	7.50	*	(4.86	)*	0.92	*	1.72	*	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (Unaudited) (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2015(h)	$31.72	$(0.08)	$2.15	$2.07	$—	$(0.08)	$(0.08)	$33.71
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(0.08)	0.93	0.85	—	(1.32)	(1.32)	26.81
2011	23.61	(0.14)	4.02	3.88	—	(0.21)	(0.21)	27.28
2010	22.20	(0.08)	1.49	1.41	—	—	—	23.61
Class C (12/08)
Year Ended 8/31:
2015(h)	30.19	(0.20)	2.05	1.85	—	(0.08)	(0.08)	31.96
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(0.27)	0.88	0.61	—	(1.32)	(1.32)	26.04
2011	23.33	(0.34)	3.97	3.63	—	(0.21)	(0.21)	26.75
2010	22.10	(0.26)	1.49	1.23	—	—	—	23.33
Class I (12/08)
Year Ended 8/31:
2015(h)	32.20	(0.01)	2.15	2.14	—	(0.08)	(0.08)	34.26
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(0.04)	0.97	0.93	—	(1.32)	(1.32)	27.06
2011	23.71	(0.08)	4.03	3.95	—	(0.21)	(0.21)	27.45
2010	22.23	(0.02)	1.50	1.48	—	—	—	23.71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense, enhanced custody expense and/or prime broker fees on common stocks sold short as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Fees to Average Net Assets(f)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended 8/31:
2015(h)	1.15	%*	1.16	%*	1.13	%*	0.70	%*	0.70	%*	0.72	%*
2014	1.12		1.11		1.12		0.72		0.74		0.78
2013(g)	1.42	*	1.46	*	1.42	*	—		—		—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26		0.32		0.32
2012	0.70		0.70		0.58		0.13		0.13		0.13
2011	0.47		0.47		0.47		0.15		0.15		0.15
2010	0.33		0.33		0.33		0.18		0.18		0.18

116	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.53%	$19,026	3.71	%*	(0.75)%*	3.47	%*	(0.51)%*	129%
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292
3.75	54	7.26		(5.26)	2.31		(0.31)	67
16.44	341	6.54		(4.97)	2.10		(0.54)	62
6.35	295	5.87		(4.12)	2.09		(0.35)	110

6.10	5,869	4.47	*	(1.51)*	4.23	*	(1.28)*	129
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110

6.65	44,013	3.47	*	(0.34)*	3.21	*	(0.08)*	129
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292
4.03	1,224	7.69		(5.95)	1.92		(0.17)	67
16.67	343	6.29		(4.73)	1.85		(0.29)	62
6.66	296	5.62		(3.88)	1.84		(0.10)	110

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
(h)	For the six months ended February 28, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (Unaudited) (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015(h)	$21.27	$(0.13)	$0.67	$0.54	$—	$(0.06)	$(0.06)	$21.75
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2015(h)	21.08	(0.21)	0.67	0.46	—	(0.06)	(0.06)	21.48
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2015(h)	21.34	(0.11)	0.67	0.56	—	(0.06)	(0.06)	21.84
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

118	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

2.55%	$10,513	3.31	%*	(1.47	)%*	3.08	%*	(1.23	)%*	77%
4.55	7,880	3.52		(2.33)		3.26		(2.07)		187
2.65	799	3.00	*	(1.10	)*	2.85	*	(0.95	)*	112

2.20	2,028	4.05	*	(2.23	)*	3.82	*	(2.01	)*	77
3.77	1,768	4.28		(3.05)		4.02		(2.79)		187
2.50	157	3.90	*	(2.45	)*	3.42	*	(1.97	)*	112

2.69	34,895	3.04	*	(1.26	)*	2.82	*	(1.04	)*	77
4.84	32,668	3.37		(2.08)		3.08		(1.79)		187
2.70	13,184	3.04	*	(1.77	)*	2.32	*	(1.05	)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense and prime broker fees on common stocks sold short as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Fees to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2015(h)	0.96	%*	0.96	%*	0.95	%*	0.50	%*	0.50	%*	0.50	%*
2014	1.09		1.06		1.02		0.55		0.59		0.70
2013(e)	1.23	*	1.04	*	0.95	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended February 28, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (Unaudited) (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2015(f)	$30.49	$0.07	$2.47	$2.54	$—	$(2.71)	$(2.71)	$30.32
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
2012	20.23	(0.02)	0.88	0.86	—	—	—	21.09
2011	17.10	0.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(0.03)	—	(0.03)	17.10
Class C (3/06)
Year Ended 8/31:
2015(f)	28.69	(0.04)	2.31	2.27	—	(2.71)	(2.71)	28.25
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(0.16)	0.84	0.68	—	—	—	20.14
2011	16.57	(0.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(0.13)	1.73	1.60	—	—	—	16.57
Class R3 (3/09)
Year Ended 8/31:
2015(f)	30.34	0.03	2.46	2.49	—	(2.71)	(2.71)	30.12
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(0.07)	0.89	0.82	—	—	—	21.06
2011	17.18	(0.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(0.04)	1.78	1.74	—	—	—	17.18
Class I (3/06)
Year Ended 8/31:
2015(f)	30.86	0.11	2.50	2.61	—	(2.71)	(2.71)	30.76
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92
2012	20.40	0.05	0.88	0.93	(0.04)	—	(0.04)	21.29
2011	17.24	0.06	3.14	3.20	(0.04)	—	(0.04)	20.40
2010	15.48	0.04	1.79	1.83	(0.07)	—	(0.07)	17.24

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.89%	$8,960	1.23	%*	0.44%*	1.21	%*	0.45%*	27%
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67
4.25	12,947	1.31		(0.18)	1.23		(0.09)	72
18.30	9,599	1.19		0.04	1.19		0.04	43
11.53	5,330	1.62		(0.21)	1.38		0.03	47

8.50	10,009	1.98	*	(0.30)*	1.96	*	(0.28)*	27
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67
3.49	1,799	2.07		(0.91)	1.98		(0.82)	72
17.44	1,661	1.94		(0.70)	1.94		(0.70)	43
10.69	2,297	2.40		(1.04)	2.13		(0.77)	47

8.77	64	1.48	*	0.20 *	1.46	*	0.22 *	27
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67
4.05	110	1.53		(0.42)	1.48		(0.37)	72
17.81	54	1.44		(0.14)	1.44		(0.14)	43
11.27	218	1.89		(0.53)	1.63		(0.26)	47

9.02	35,784	0.99	*	0.71 *	0.96	*	0.73 *	27
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
4.59	13,301	1.07		0.14	0.98		0.23	72
18.55	26,796	0.94		0.30	0.94		0.30	43
11.81	25,915	1.40		(0.04)	1.13		0.24	47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
(f)	For the six months ended February 28, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (Unaudited) (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015(f)	$26.67	$0.15	$1.52	$1.67	$(0.02)	$(0.55)	$(0.57)	$27.77
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2015(f)	26.51	0.06	1.50	1.56	—	(0.55)	(0.55)	27.52
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class I (6/13)
2015(f)	26.71	0.19	1.52	1.71	(0.09)	(0.55)	(0.64)	27.78
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50

122	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.40%	$26,397	1.16	%*	1.16	%*	1.16	%*	1.16	%*	59%
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

6.00	28,676	1.91	*	0.47	*	1.91	*	0.47	*	59
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

6.52	143,023	0.91	*	1.44	*	0.91	*	1.44	*	59
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial Highlights (Unaudited) (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015(g)	$26.53	$0.09	$1.54	$1.63	$—	$(1.01)	$(1.01)	$27.15
2014	20.53	0.04	6.32	6.36	(0.02)	(0.34)	(0.36)	26.53
2013(e)	20.00	0.03	0.50	0.53	—	—	—	20.53
Class C (6/13)
2015(g)	26.33	0.01	1.51	1.52	—	(1.01)	(1.01)	26.84
2014	20.51	(0.13)	6.29	6.16	—	(0.34)	(0.34)	26.33
2013(e)	20.00	(0.03)	0.54	0.51	—	—	—	20.51
Class I (6/13)
2015(g)	26.59	0.13	1.54	1.67	(0.03)	(1.01)	(1.04)	27.22
2014	20.55	0.11	6.32	6.43	(0.05)	(0.34)	(0.39)	26.59
2013(e)	20.00	0.02	0.53	0.55	—	—	—	20.55

124	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

6.36%	$19,400	2.43	%*	0.47	%*	2.22	%*	0.68	%*	80%
31.18	7,108	2.55		(0.10)		2.28		0.17		152
2.70	456	2.38	*	0.26	*	1.99	*	0.65	*	41

5.98	13,620	3.21	*	(0.14	)*	2.98	*	0.09	*	80
30.21	3,182	3.28		(0.77)		3.03		(0.52)		152
2.60	51	3.31	*	(1.33	)*	2.66	*	(0.67	)*	41

6.50	87,358	2.20	*	0.75	*	1.99	*	0.96	*	80
31.51	39,257	2.33		0.17		2.06		0.44		152
2.80	18,090	2.33	*	(0.30	)*	1.66	*	0.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense and prime broker fees on common stocks sold short as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Fees to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2015(g)	0.46	%*	0.47	%*	0.47	%*	0.30	%*	0.30	%*	0.30	%*
2014	0.48		0.47		0.48		0.34		0.34		0.36
2013(e)	0.52	*	0.44	*	0.44	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	125

Financial Highlights (Unaudited) (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015(f)	$26.34	$0.13		$1.87	$2.00	$(0.03)	$(1.03)	$(1.06)	$27.28
2014	20.59	0.17		6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05		0.54	0.59	—	—	—	20.59
Class C (6/13)
2015(f)	26.18	0.03		1.85	1.88	—	(1.03)	(1.03)	27.03
2014	20.56	(0.01)		6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	—	*	0.56	0.56	—	—	—	20.56
Class I (6/13)
2015(f)	26.38	0.15		1.88	2.03	(0.09)	(1.03)	(1.12)	27.29
2014	20.60	0.24		6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04		0.56	0.60	—	—	—	20.60

126	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.91%	$24,730	1.27	%**	0.93	%**	1.16	%**	1.04	%**	66%
30.45	10,734	1.35		0.53		1.17		0.72		145
2.95	1,017	1.49	**	0.92	**	1.15	**	1.25	**	48

7.50	5,920	2.02	**	0.11	**	1.91	**	0.22	**	66
29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	**	(0.60	)**	1.91	**	(0.02	)**	48

8.04	47,279	1.01	**	1.03	**	0.91	**	1.13	**	66
30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	**	0.22	**	0.92	**	0.86	**	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	127

Financial Highlights (Unaudited) (continued)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2015(f)	$28.36	$0.17		$0.83	$1.00	$(0.21)	$(3.07)	$(3.28)	$26.08
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
2012	20.25	0.26		(0.24)	0.02	(0.24)	—	(0.24)	20.03
2011	16.11	0.21		4.15	4.36	(0.22)	—	(0.22)	20.25
2010	14.23	0.16		2.02	2.18	(0.30)	—	(0.30)	16.11
Class C (8/96)
Year Ended 8/31:
2015(f)	27.31	0.07		0.79	0.86	(0.01)	(3.07)	(3.08)	25.09
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
2012	19.61	0.11		(0.22)	(0.11)	(0.09)	—	(0.09)	19.41
2011	15.61	0.06		4.03	4.09	(0.09)	—	(0.09)	19.61
2010	13.80	0.04		1.96	2.00	(0.19)	—	(0.19)	15.61
Class R3 (8/08)
Year Ended 8/31:
2015(f)	28.50	0.14		0.83	0.97	(0.15)	(3.07)	(3.22)	26.25
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
2012	20.34	0.22		(0.23)	(0.01)	(0.19)	—	(0.19)	20.14
2011	16.19	0.18		4.15	4.33	(0.18)	—	(0.18)	20.34
2010	14.31	0.12		2.03	2.15	(0.27)	—	(0.27)	16.19
Class I (8/96)
Year Ended 8/31:
2015(f)	28.52	0.21		0.83	1.04	(0.28)	(3.07)	(3.35)	26.21
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
2012	20.34	0.31		(0.24)	0.07	(0.29)	—	(0.29)	20.12
2011	16.18	0.26		4.17	4.43	(0.27)	—	(0.27)	20.34
2010	14.28	0.21		2.03	2.24	(0.34)	—	(0.34)	16.18

128	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.24%	$302,432	1.15	%*	1.26	%*	1.15	%*	1.26	%*	71%
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
0.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		0.91		1.19		0.97		74

3.86	33,354	1.90	*	0.54	*	1.90	*	0.54	*	71
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153
(0.51)	16,644	1.91		0.58		1.91		0.58		99
26.21	17,518	1.97		0.32		1.93		0.36		78
14.37	15,565	2.01		0.16		1.94		0.22		74

4.08	162	1.40	*	1.04	*	1.40	*	1.04	*	71
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
0.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		0.91		1.43		0.97		78
14.88	110	1.50		0.66		1.44		0.72		74

4.36	130,073	0.90	*	1.54	*	0.90	*	1.54	*	71
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153
0.45	24,546	0.91		1.59		0.91		1.59		99
27.46	30,150	0.97		1.32		0.93		1.36		78
15.53	22,950	1.00		1.16		0.94		1.22		74

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the six months ended February 28, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	129

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Equity Market Neutral Fund (“Equity Market Neutral”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”), Nuveen Large Cap Growth Fund (“Large Cap Growth”) and Nuveen Large Cap Value Fund (“Large Cap Value”), among others, and the Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund (“Equity Long/Short”) and Nuveen Growth Fund (“Growth”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is February 28, 2015, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Concentrated Core

Concentrated Core’s investment objective is long-term capital appreciation. The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index.

Core Dividend

Core Dividend’s investment objective is total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend paying equity securities. Substantially all of the equity securities in which the Fund invests will be, at the time of purchase, dividend paying securities included in the Fund’s benchmark index, the Russell 1000® Index. The Sub-Adviser generally will sell a security that discontinues dividend payments, although it is not required to do so.

Equity Long/Short

Equity Long/Short’s investment objective is to seek long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Equity Market Neutral

Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market. The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and

130	Nuveen Investments

short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Growth

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Large Cap Core

Large Cap Core’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the Russell 1000® Index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Large Cap Core Plus

Large Cap Core Plus’ investment objective is long-term capital appreciation. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. The Fund may use all or a portion of its short sales to purchase additional long positions. The Fund intends to maintain an approximate 100% net long exposure to the equity market (long market value minus short market value). However, the Fund’s long and short positions will vary in size as market opportunities change. The Fund’s long positions normally will range between 90% and 150% of the Fund’s net assets and the Fund’s short positions normally will range between 0% and 50% of the Fund’s net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s long and/or short positions may be outside of these ranges. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, longer.

Large Cap Growth

Large Cap Growth’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Large Cap Value

Large Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase.

Each Fund, with the exception of Growth, may also enter into stock index futures contracts to manage cash flows into and out of the Funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Nuveen Investments	131

Notes to Financial Statements (Unaudited) (continued)

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—	$—	$—

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Outstanding when-issued/delayed delivery purchase commitments		$—	$—	$—	$—

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually, except Core Dividend will pay income dividends quarterly. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

132	Nuveen Investments

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Nuveen Investments	133

Notes to Financial Statements (Unaudited) (continued)

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$112,713,900	$—	$—	$112,713,900
Short-Term Investments:
Repurchase Agreements	—	393,347	—	393,347
Total	$112,713,900	$393,347	$—	$113,107,247

Core Dividend
Long-Term Investments*:
Common Stocks	$37,138,286	$—	$—	$37,138,286

Equity Long/Short
Long-Term Investments*:
Common Stocks	$116,152,104	$—	$—	$116,152,104
Short-Term Investments:
Repurchase Agreements	—	690,920	—	690,920
Common Stocks Sold Short*	(60,086,091)	—	—	(60,086,091)
Total	$56,066,013	$690,920	$—	$56,756,933

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$55,758,253	$—	$—	$55,758,253
Short-Term Investments:
Repurchase Agreements	—	482,081	—	482,081
Common Stocks Sold Short*	(44,815,741)	—	—	(44,815,741)
Total	$10,942,512	$482,081	$—	$11,424,593

Growth
Long-Term Investments*:
Common Stocks	$54,370,413	$—	$—	$54,370,413
Short-Term Investments:
Repurchase Agreements	—	1,218,235	—	1,218,235
Total	$54,370,413	$1,218,235	$—	$55,588,648

Large Cap Core
Long-Term Investments*:
Common Stocks	$197,043,295	$—	$—	$197,043,295
Short-Term Investments:
Repurchase Agreements	—	657,550	—	657,550
Total	$197,043,295	$657,550	$—	$197,700,845

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$155,125,247	$—	$—	$155,125,247
Short-Term Investments:
Repurchase Agreements	—	490,711	—	490,711
Common Stocks Sold Short*	(35,774,510)	—	—	(35,774,510)
Total	$119,350,737	$490,711	$—	$119,841,448

134	Nuveen Investments

Large Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$77,530,115	$—	$—	$77,530,115
Short-Term Investments:
Repurchase Agreements	—	128,178	—	128,178
Total	$77,530,115	$128,178	$—	$77,658,293

Large Cap Value
Long-Term Investments*:
Common Stocks	$463,798,876	$—	$—	$463,798,876
Short-Term Investments:
Repurchase Agreements	—	1,809,592	—	1,809,592
Total	$463,798,876	$1,809,592	$—	$465,608,468
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Nuveen Investments	135

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Concentrated Core	Fixed Income Clearing Corporation	$393,347	$(393,347)	$—
Equity Long/Short	Fixed Income Clearing Corporation	690,920	(690,920)	—
Equity Market Neutral	Fixed Income Clearing Corporation	482,081	(482,081)	—
Growth	Fixed Income Clearing Corporation	1,218,235	(1,218,235)	—
Large Cap Core	Fixed Income Clearing Corporation	657,550	(657,550)	—
Large Cap Core Plus	Fixed Income Clearing Corporation	490,711	(490,711)	—
Large Cap Growth	Fixed Income Clearing Corporation	128,178	(128,178)	—
Large Cap Value	Fixed Income Clearing Corporation	1,809,592	(1,809,592)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short, Equity Market Neutral and Large Cap Core Plus each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker fees” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

136	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/28/15		Year Ended 8/31/14
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,344,035	$36,988,711	336,270	$8,238,842
Class C	428,366	11,767,620	54,938	1,357,071
Class I	2,126,830	58,938,787	296,619	7,401,719
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,900	322,682	221	5,148
Class C	2,005	53,670	7	153
Class I	21,028	576,457	180	4,179
	3,934,164	108,647,927	688,235	17,007,112
Shares redeemed:
Class A	(137,187)	(3,805,986)	(42,443)	(1,069,629)
Class C	(18,462)	(520,831)	(4,964)	(124,805)
Class I	(488,415)	(13,502,741)	(33,480)	(852,987)
	(644,064)	(17,829,558)	(80,887)	(2,047,421)
Net increase (decrease)	3,290,100	$90,818,369	607,348	$14,959,691

	Six Months Ended 2/28/15		Year Ended 8/31/14
Core Dividend	Shares	Amount	Shares	Amount
Shares sold:
Class A	371,130	$9,514,111	416,876	$9,764,323
Class C	116,451	3,020,549	81,299	1,891,540
Class I	300,884	7,736,211	220,056	5,367,974
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,275	406,828	4,467	106,813
Class C	3,864	96,106	557	13,370
Class I	12,370	309,474	1,410	34,396
	820,974	21,083,279	724,665	17,178,416
Shares redeemed:
Class A	(50,946)	(1,295,553)	(129,948)	(3,203,272)
Class C	(9,005)	(230,119)	(4,132)	(102,457)
Class I	(18,692)	(481,043)	(19,235)	(471,636)
	(78,643)	(2,006,715)	(153,315)	(3,777,365)
Net increase (decrease)	742,331	$19,076,564	571,350	$13,401,051

Nuveen Investments	137

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/15		Year Ended 8/31/14
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	263,600	$8,579,274	811,295	$24,840,498
Class C	58,519	1,819,944	149,104	4,385,988
Class I	918,352	30,512,450	513,818	16,220,815
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,069	35,095	5,838	177,757
Class C	428	13,356	2,488	72,488
Class I	2,217	73,967	5,074	156,803
	1,244,185	41,034,086	1,487,617	45,854,349
Shares redeemed:
Class A	(132,027)	(4,212,815)	(398,923)	(12,433,930)
Class C	(10,439)	(321,595)	(21,431)	(631,302)
Class I	(139,518)	(4,651,367)	(178,739)	(5,461,741)
	(281,984)	(9,185,777)	(599,093)	(18,526,973)
Net increase (decrease)	962,201	$31,848,309	888,524	$27,327,376

	Six Months Ended 2/28/15		Year Ended 8/31/14
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	212,204	$4,600,171	860,291	$18,329,244
Class C	24,568	526,433	90,246	1,918,904
Class I	515,241	11,181,067	1,145,579	24,450,062
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,323	29,023	1,559	33,527
Class C	285	6,179	371	7,954
Class I	3,611	79,505	1,698	36,535
	757,232	16,422,378	2,099,744	44,776,226
Shares redeemed:
Class A	(100,672)	(2,164,890)	(530,276)	(11,217,497)
Class C	(14,291)	(308,104)	(14,436)	(304,501)
Class I	(452,555)	(9,929,536)	(257,987)	(5,480,347)
	(567,518)	(12,402,530)	(802,699)	(17,002,345)
Net increase (decrease)	189,714	$4,019,848	1,297,045	$27,773,881

	Six Months Ended 2/28/15		Year Ended 8/31/14
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	39,677	$1,185,446	179,196	$4,987,194
Class C	31,095	852,166	152,552	4,022,432
Class R3	52	1,530	—	—
Class I	473,941	14,499,706	401,076	11,572,099
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,192	547,540	10,821	293,357
Class C	21,812	580,653	3,318	85,086
Class R3	—	—	—	—
Class I	89,761	2,596,783	11,420	312,975
	675,530	20,263,824	758,383	21,273,143
Shares redeemed:
Class A	(273,594)	(8,328,230)	(237,482)	(6,713,265)
Class C	(15,563)	(438,188)	(48,016)	(1,279,831)
Class R3	(52)	(1,558)	—	—
Class I	(192,813)	(5,816,207)	(231,962)	(6,574,283)
	(482,022)	(14,584,183)	(517,460)	(14,567,379)
Net increase (decrease)	193,508	$5,679,641	240,923	$6,705,764

138	Nuveen Investments

	Six Months Ended 2/28/15		Year Ended 8/31/14
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	811,446	$21,669,085	340,195	$8,223,349
Class C	865,759	23,095,163	183,096	4,436,235
Class I	3,239,299	86,900,113	1,697,984	42,603,465
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,276	268,128	1,066	24,114
Class C	7,729	199,577	457	10,208
Class I	46,821	1,229,504	439	9,956
	4,981,330	133,361,570	2,223,237	55,307,327
Shares redeemed:
Class A	(123,245)	(3,300,497)	(111,403)	(2,794,661)
Class C	(17,799)	(467,576)	(4,320)	(107,347)
Class I	(285,541)	(7,687,181)	(109,580)	(2,784,994)
	(426,585)	(11,455,254)	(225,303)	(5,687,002)
Net increase (decrease)	4,554,745	$121,906,316	1,997,934	$49,620,325

	Six Months Ended 2/28/15		Year Ended 8/31/14
Large Cap Core Plus	Shares	Amount	Shares	Amount
Shares sold:
Class A	691,779	$18,463,566	596,669	$14,040,983
Class C	387,013	10,214,190	126,022	3,036,506
Class I	1,847,890	48,766,285	805,840	19,967,816
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,523	658,502	2,380	54,474
Class C	10,641	271,761	236	5,384
Class I	70,105	1,816,003	5,464	125,633
	3,032,951	80,190,307	1,536,611	37,230,796
Shares redeemed:
Class A	(270,707)	(7,092,000)	(353,364)	(8,811,627)
Class C	(11,027)	(286,733)	(7,915)	(198,314)
Class I	(184,614)	(4,935,284)	(215,146)	(5,464,791)
	(466,348)	(12,314,017)	(576,425)	(14,474,732)
Net increase (decrease)	2,566,603	$67,876,290	960,186	$22,756,064

	Six Months Ended 2/28/15		Year Ended 8/31/14
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	534,517	$13,852,354	556,355	$12,871,241
Class C	138,052	3,610,183	83,787	1,954,686
Class I	737,484	19,294,025	503,164	12,573,239
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,074	481,971	6,320	143,696
Class C	2,262	56,594	241	5,437
Class I	18,658	473,726	275	6,266
	1,450,047	37,768,853	1,150,142	27,554,565
Shares redeemed:
Class A	(54,510)	(1,417,753)	(204,534)	(5,108,915)
Class C	(4,847)	(127,177)	(4,495)	(108,734)
Class I	(65,387)	(1,706,124)	(18,670)	(468,995)
	(124,744)	(3,251,054)	(227,699)	(5,686,644)
Net increase (decrease)	1,325,303	$34,517,799	922,443	$21,867,921

Nuveen Investments	139

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/15		Year Ended 8/31/14
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	736,055	$19,388,967	538,283	$13,947,182
Class A – automatic conversion of Class B shares	—	—	11,382	284,664
Class B – exchanges	—	—	365	8,721
Class C	352,887	9,089,776	315,220	7,989,393
Class R3	1,922	49,093	1,375	36,418
Class I	1,400,148	37,119,464	2,108,965	57,166,399
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,149,064	28,468,365	1,052,056	26,162,746
Class B	—	—	599	14,310
Class C	109,023	2,575,721	78,409	1,872,804
Class R3	—	—	—	—
Class I	446,008	11,139,170	192,451	4,817,455
	4,195,107	107,830,556	4,299,105	112,300,092
Shares redeemed:
Class A	(687,826)	(18,027,992)	(1,142,606)	(30,000,384)
Class B	—	—	(17,155)	(444,092)
Class B – automatic conversion to Class A shares	—	—	(11,816)	(284,664)
Class C	(107,554)	(2,761,719)	(149,422)	(3,807,070)
Class R3	(517)	(14,163)	(59)	(1,554)
Class I	(561,222)	(15,081,368)	(410,142)	(10,741,902)
	(1,357,119)	(35,885,242)	(1,731,200)	(45,279,666)
Net increase (decrease)	2,837,988	$71,945,314	2,567,905	$67,020,426

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period, were as follows:

	Concentrated Core	Core Dividend	Equity Long/ Short	Equity Market Neutral	Growth
Purchases	$132,724,292	$42,082,559	$184,659,216	$73,624,536	$15,343,343
Sales	42,949,116	23,705,194	154,260,993	63,875,765	13,656,259

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Purchases	$187,390,014	$168,413,658	$68,682,180	$333,222,949
Sales	67,892,402	104,315,303	36,341,354	311,522,674

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

140	Nuveen Investments

As of February 28, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Cost of investments	$107,732,426	$34,273,760	$109,464,074	$52,140,414	$42,062,129
Gross unrealized:
Appreciation	$6,680,691	$3,101,398	$9,104,874	$5,910,217	$14,024,927
Depreciation	(1,305,870)	(236,872)	(1,725,924)	(1,810,297)	(498,408)
Net unrealized appreciation (depreciation) of investments	$5,374,821	$2,864,526	$7,378,950	$4,099,920	$13,526,519

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Cost of investments	$184,744,843	$143,791,027	$69,588,210	$409,738,962
Gross unrealized:
Appreciation	$15,187,320	$14,461,920	$8,980,647	$64,630,804
Depreciation	(2,231,318)	(2,636,989)	(910,564)	(8,761,298)
Net unrealized appreciation (depreciation) of investments	$12,956,002	$11,824,931	$8,070,083	$55,869,506

Permanent differences, primarily due to nondeductible stock issuance costs, investments in short sales, net operating losses, real estate investment trust adjustments, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2014, the Funds’ last tax year end, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Capital paid-in	$(78)	$(110)	$(14,719)	$(148)	$5
Undistributed (Over-distribution of) net investment income	78	(3,406)	21,481	610,617	22,184
Accumulated net realized gain (loss)	—	3,516	(6,762)	(610,469)	(22,189)

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Capital paid-in	$(110)	$(67)	$(138)	$—
Undistributed (Over-distribution of) net investment income	(7,115)	(4,856)	(9,581)	(105,315)
Accumulated net realized gain (loss)	7,225	4,923	9,719	105,315

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2014, the Funds’ last tax year end, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Undistributed net ordinary income[1]	$348,890	$534,482	$—	$49,544	$—
Undistributed net long-term capital gains	38,810	15,594	122,351	97,950	3,873,226

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Undistributed net ordinary income[1]	$2,270,656	$3,030,897	$2,052,836	$33,925,376
Undistributed net long-term capital gains	69,590	127,883	6,695	14,035,483
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Distributions from net ordinary income[1]	$13,704	$191,604	$4,470	$187,398	$139,544
Distributions from net long-term capital gains	—	181	408,065	—	744,523

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Distributions from net ordinary income[1]		$316,087	$437,488	$442,877	$20,131,762
Distributions from net long-term capital gains		—	—	—	20,433,885
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	141

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended August 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Equity Long/Short
Utilized capital loss carryforwards	$4,367

As of August 31, 2014, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Growth
Post-October capital losses[2]	$147,562	$132,406
Late-year ordinary losses[3]	116,568	—
[2]	Capital losses incurred from November 1, 2013 through August 31, 2014, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2014 through August 31, 2014, and specified losses incurred from November 1, 2013 through August 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
For the first $125 million	0.6500%	0.5500%	1.1000%	1.1000%	0.5000%	0.5500%	1.0000%	0.5500%	0.5500%
For the next $125 million	0.6375	0.5375	1.0875	1.0875	0.4875	0.5375	0.9875	0.5375	0.5375
For the next $250 million	0.6250	0.5250	1.0750	1.0750	0.4750	0.5250	0.9750	0.5250	0.5250
For the next $500 million	0.6125	0.5125	1.0625	1.0625	0.4625	0.5125	0.9625	0.5125	0.5125
For the next $1 billion	0.6000	0.5000	1.0500	1.0500	0.4500	0.5000	0.9500	0.5000	0.5000
For net assets over $2 billion	0.5750	0.4750	1.0250	1.0250	0.4250	0.4750	0.9250	0.4750	0.4750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2015, the complex-level fee for each Fund was 0.1635%.

142	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends expense on securities sold short and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Concentrated Core	1.00%	December 31, 2016	N/A
Core Dividend	0.95	December 31, 2016	N/A
Equity Long/Short	1.40	December 31, 2016	N/A
Equity Market Neutral	1.40	December 31, 2016	N/A
Growth	1.00	September 30, 2016	1.40%
Large Cap Core	0.95	December 31, 2016	N/A
Large Cap Core Plus	1.25	December 31, 2016	N/A
Large Cap Growth	0.95	December 31, 2016	N/A
Large Cap Value	N/A	N/A	1.20

N/A – Not applicable.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Sales charges collected	$192,881	$126,013	$78,477	$45,640	$22,444
Paid to financial intermediaries	168,911	110,117	69,572	41,160	19,688

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Sales charges collected		$214,798	$100,277	$95,708	$171,425
Paid to financial intermediaries		191,070	88,633	84,404	152,106

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Commission advances	$109,529	$26,995	$24,209	$15,119	$4,285

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Commission advances		$232,179	$91,369	$33,538	$84,050

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
12b-1 fees retained	$20,124	$10,025	$16,167	$6,409	$13,847

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
12b-1 fees retained		$51,958	$28,372	$11,533	$42,065

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	143

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
CDSC retained	$377	$—	$1,396	$909	$229

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
CDSC retained		$1,756	$1,603	$86	$2,797

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Class A Shares	1,930	2,013	2,308	—	—
Class C Shares	1,943	2,015	2,383	—	—
Class R3 Shares	N/A	N/A	N/A	N/A	2,125
Class I Shares	34,689	36,228	33,148	—	—

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Class A Shares		—	—	1,996	—
Class C Shares		—	—	2,008	—
Class R3 Shares		N/A	N/A	N/A	2,126
Class I Shares		—	—	35,887	—

N/A – Fund does not offer share class.

144	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	145

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

146	Nuveen Investments

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	147

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NLCES-0215D        7188-INV-B-04/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: May 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: May 6, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: May 6, 2015